Filed pursuant to Rule 497(e)
1933 Act File No. 033-52154
1940 Act File No. 811-07168

STATEMENT OF ADDITIONAL INFORMATION	MARCH 1, 2021 (Amended and Restated as of June 1, 2021)

HENNESSY FUNDS TRUST
7250 Redwood Boulevard
Suite 200
Novato, California 94945
1-800-966-4354
1-415-899-1555

This Statement of Additional Information (this “SAI”) relates to the Funds and Classes identified below (each, a “Fund” and collectively, the “Funds” or the “Hennessy Funds”). This SAI is not a prospectus and should be read in conjunction with the current Prospectus of the Funds (the “Fund Prospectus”), dated March 1, 2021. A copy of the Fund Prospectus may be obtained by calling or writing to the Funds at the telephone number or address shown above.

DOMESTIC EQUITY	Investor	Institutional
Hennessy Cornerstone Growth Fund	HFCGX	HICGX
Hennessy Focus Fund	HFCSX	HFCIX
Hennessy Cornerstone Mid Cap 30 Fund	HFMDX	HIMDX
Hennessy Cornerstone Large Growth Fund	HFLGX	HILGX
Hennessy Cornerstone Value Fund	HFCVX	HICVX

MULTI‑ASSET
Hennessy Total Return Fund	HDOGX	—
Hennessy Equity and Income Fund	HEIFX	HEIIX
Hennessy Balanced Fund	HBFBX	—

SECTOR & SPECIALTY
Hennessy BP Energy Transition Fund	HNRGX	HNRIX
Hennessy BP Midstream Fund	HMSFX	HMSIX
Hennessy Gas Utility Fund	GASFX	HGASX
Hennessy Japan Fund	HJPNX	HJPIX
Hennessy Japan Small Cap Fund	HJPSX	HJSIX
Hennessy Large Cap Financial Fund	HLFNX	HILFX
Hennessy Small Cap Financial Fund	HSFNX	HISFX
Hennessy Technology Fund	HTECX	HTCIX

The financial statements, accompanying notes, and report of independent registered public accounting firm contained in the annual reports of the Funds, dated October 31, 2020, as filed with the Securities and Exchange Commission (the “SEC”) on January 8, 2021, are incorporated by reference into this SAI under Investment Company Act File No. 811-07168. The Funds’ annual and semi‑annual reports are available without charge by calling the Funds at the toll-free telephone number shown above, by visiting the Funds’ website at www.hennessyfunds.com, or on the SEC’s website at www.sec.gov.

TABLE OF CONTENTS

FUND HISTORY AND CLASSIFICATION	1
INVESTMENT RESTRICTIONS	4
INVESTMENT CONSIDERATIONS	10
TRUSTEES AND OFFICERS	74
OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS	81
MANAGEMENT OF THE FUNDS	93
PORTFOLIO TRANSACTIONS	116
DISCLOSURE OF PORTFOLIO HOLDINGS	119
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	120
ABANDONED PROPERTY	121
VALUATION OF SHARES	122
CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS	122
DESCRIPTION OF SECURITIES RATINGS	138
ANTI-MONEY LAUNDERING PROGRAM	143
OTHER INFORMATION	144

i

FUND HISTORY AND CLASSIFICATION

Each Fund is a separate investment portfolio or series of Hennessy Funds Trust (the “Trust”), a Delaware statutory trust organized on September 17, 1992. The Trust is an open-end, management investment company registered under the Investment Company Act of 1940, and the regulations, rules, and guidance issued by the SEC thereunder (the “1940 Act”). The Funds are advised by Hennessy Advisors, Inc. (the “Investment Manager”) and include the following:

DOMESTIC EQUITY

•	Hennessy Cornerstone Growth Fund (the “Cornerstone Growth Fund”)
•	Hennessy Focus Fund (the “Focus Fund”)
•	Hennessy Cornerstone Mid Cap 30 Fund (the “Cornerstone Mid Cap 30 Fund”)
•	Hennessy Cornerstone Large Growth Fund (the “Cornerstone Large Growth Fund”)
•	Hennessy Cornerstone Value Fund (the “Cornerstone Value Fund”)
MULTI‑ASSET

•	Hennessy Total Return Fund (the “Total Return Fund”)
•	Hennessy Equity and Income Fund (the “Equity and Income Fund”)
•	Hennessy Balanced Fund (the “Balanced Fund”)
SECTOR & SPECIALTY

•	Hennessy BP Energy Transition Fund (the “BP Energy Transition Fund”)
•	Hennessy BP Midstream Fund (the “BP Midstream Fund”)
•	Hennessy Gas Utility Fund (the “Gas Utility Fund”)
•	Hennessy Japan Fund (the “Japan Fund”)
•	Hennessy Japan Small Cap Fund (the “Japan Small Cap Fund”)
•	Hennessy Large Cap Financial Fund (the “Large Cap Financial Fund”)
•	Hennessy Small Cap Financial Fund (the “Small Cap Financial Fund”)
•	Hennessy Technology Fund (the “Technology Fund”)
Each of the Focus Fund, the Equity and Income Fund, the Gas Utility Fund, the Large Cap Financial Fund, the Small Cap Financial Fund, and the Technology Fund is the successor to the FBR Focus Fund, the FBR Balanced Fund, the FBR Gas Utility Index Fund, the FBR Large Cap Financial Fund, the FBR Small Cap Financial Fund, and the FBR Technology Fund (each, a “Predecessor FBR Fund”), respectively, pursuant to a reorganization that took place on October 25, 2012. Prior to that date, none of the successor funds had any investment operations. Each Predecessor FBR Fund was managed by FBR Fund Advisers, Inc. and had the same investment objectives and substantially the same strategies as its applicable successor Fund. In connection with the reorganization, holders of Investor Class shares of each Predecessor FBR Fund received Investor Class shares of the applicable successor Fund, and holders of Institutional Class shares of each Predecessor FBR Fund received Institutional Class shares of the applicable successor Fund. Each successor Fund is the accounting and performance information successor of the corresponding Predecessor FBR Fund. The Investment Manager retained the following entities as sub‑advisors to manage the portfolios of the following Funds: (i) Broad Run Investment Management, LLC (“Broad Run”) serves as sub‑advisor to the Focus Fund; (ii) FCI Advisors serves as sub‑advisor to the Equity and Income Fund (fixed income allocation); and (iii) The London Company of Virginia, LLC (“The London Company”) serves as sub‑advisor to the Equity and Income Fund (equity allocation).

Each Fund identified below is a successor to a series of Hennessy Mutual Funds, Inc., a Maryland corporation (“HMFI”), Hennessy SPARX Funds Trust, a Massachusetts business trust (“HSFT”), or The Hennessy Funds, Inc., a Maryland corporation (“HFI”), pursuant to a reorganization that took place after the close of business on February 28, 2014:

•	The Cornerstone Growth Fund is the successor to the Hennessy Cornerstone Growth Fund, a series of HMFI;
•	The Cornerstone Mid Cap 30 Fund is the successor to the Hennessy Cornerstone Mid Cap 30 Fund, a series of HMFI;
•	The Cornerstone Value Fund is the successor to the Hennessy Cornerstone Value Fund, a series of HMFI;
•	The Total Return Fund is the successor to the Hennessy Total Return Fund, a series of HFI;
•	The Balanced Fund is the successor to the Hennessy Balanced Fund, a series of HFI;
•	The Japan Fund is the successor to the Hennessy Japan Fund, a series of HSFT; and
•	The Japan Small Cap Fund is the successor to the Hennessy Japan Small Cap Fund, a series of HSFT.
Prior to February 28, 2014, each of the above successor Funds had no investment operations. In connection with the reorganization, holders of Investor Class shares of the predecessor funds listed above (collectively, the “Predecessor Hennessy Funds”) received Investor Class shares of the successor Funds, and holders of Institutional Class shares of the Predecessor Hennessy Funds received Institutional Class shares of the successor Funds. Each successor Fund is the accounting and performance information successor of the corresponding Predecessor Hennessy Fund.

Each of the BP Energy Transition Fund and the BP Midstream Fund is the successor to the BP Capital TwinLine Energy Fund and the BP Capital TwinLine MLP Fund (together, the “Predecessor BP Funds”), respectively, pursuant to a reorganization that became effective after the close of business on October 26, 2018. Prior to that date, neither the BP Energy Transition Fund nor the BP Midstream Fund had any investment operations. Each Predecessor BP Fund was managed by BP Capital Fund Advisors, LLC (“BP Capital”) and had substantially similar investment objectives and strategies as its applicable successor Fund. In connection with the reorganization, holders of Class A shares of each Predecessor BP Fund received Investor Class shares of the applicable successor Fund, and holders of Class I shares of each Predecessor BP Fund received Institutional Class shares of the applicable successor Fund identified. Each successor Fund is the accounting and performance information successor of the corresponding Predecessor BP Fund. The Investment Manager retained BP Capital as sub‑advisor to manage the portfolios of the BP Energy Transition Fund and the BP Midstream Fund. Prior to the reorganization, the Predecessor BP Funds had a fiscal year end of November 30. In connection with the reorganization, the fiscal year end changed to October 30.

Each Predecessor FBR Fund, Predecessor Hennessy Fund, and Predecessor BP Fund is referenced in this SAI as the applicable current Fund, even though any reference to any such Fund on or prior to October 26, 2012, February 28, 2014, and October 26, 2018, respectively, actually refers to that Fund’s predecessor.

The chart below identifies which Funds have diversified portfolios and which Funds have non‑diversified portfolios:

Diversified Portfolio	Non-Diversified Portfolio
Cornerstone Growth Fund	Focus Fund
Cornerstone Mid Cap 30 Fund	Total Return Fund
Cornerstone Large Growth Fund	Balanced Fund
Cornerstone Value Fund	BP Midstream Fund
Equity and Income Fund	Large Cap Financial Fund
BP Energy Transition Fund	Small Cap Financial Fund
Gas Utility Fund
Japan Fund
Japan Small Cap Fund
Technology Fund

Although the BP Energy Transition Fund and the Japan Fund have diversified portfolios, they each employ a relatively concentrated investment strategy and may hold securities of fewer issuers than other diversified funds.

Other than the Total Return Fund and the Balanced Fund, each Fund offers both Investor Class shares and Institutional Class shares (each, a “Class”). Investor Class shares and Institutional Class shares represent an interest in the same assets of a Fund, have the same rights, and are identical in all material respects, except that (i) Investor Class shares bear distribution fees, while Institutional Class shares are not subject to such fees, (ii) Investor Class shares bear shareholder servicing fees payable to the Investment Manager, while Institutional Class shares are not subject to such fees, (iii) Institutional Class shares are available only to shareholders who invest directly in a Fund or who invest through a broker-dealer, financial institution, or servicing agent that has entered into appropriate arrangements with a Fund and provides services to the Fund, (iv) Institutional Class shares have a higher minimum initial investment, and (v) the Board of Trustees may elect to have certain expenses specific to Investor Class shares or Institutional Class shares be borne solely by the Class to which such expenses are attributable, but any expenses not specifically allocated to Investor Class shares or Institutional Class shares are allocated to each such Class on the basis of the net asset value (sometimes referred to as “NAV”) of that Class in relation to the NAV of the applicable Fund. The Board of Trustees may classify and reclassify the shares of the Funds into additional classes of shares at a future date.

INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES

The investment restrictions set forth below are fundamental policies of each Fund that cannot be changed without the approval of the holders of the lesser of (i) 67% or more of the Fund’s shares present or represented at a meeting of shareholders at which holders of more than 50% of the Fund’s outstanding shares are present or represented or (ii) more than 50% of the outstanding shares of the Fund:

Borrowing

Each Fund may borrow money as permitted by the 1940 Act, subject to any additional restrictions described below.

For the Total Return Fund, the BP Energy Transition Fund, the BP Midstream Fund, the Japan Fund, and the Japan Small Cap Fund, there are no additional restrictions.

Each Fund other those specified above may borrow money to facilitate redemptions and may borrow an amount up to 33‑1/3% of its total assets (except that the percentage limitation is 10% for the Balanced Fund and 30% for the Gas Fund). In addition, the Cornerstone Growth Fund, the Cornerstone Mid Cap 30 Fund, the Cornerstone Large Growth Fund, and the Cornerstone Value Fund may also borrow money for other extraordinary or emergency purposes.

The Balanced Fund and the Gas Fund may not purchase any portfolio securities while borrowed amounts remain outstanding.

Senior Securities

All Funds other than the Gas Fund may issue senior securities to the extent permitted by the 1940 Act. The Gas Fund may not issue senior securities.

Underwriting

Except to the extent the Fund may be deemed to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”), when selling portfolio securities or selling its own shares, no Fund may act as an underwriter.

Industry Concentration

No Fund other than the BP Energy Transition Fund, the BP Midstream Fund, the Gas Fund, the Large Cap Financial Fund, the Small Cap Financial Fund, and the Technology Fund may make an investment in any one industry if such investment would cause the aggregate value of the Fund’s investment in such industry to equal or exceed 25% of the Fund’s net assets. This policy does not apply to obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities (“U.S. Government Securities”), certificates of deposit, and bankers’ acceptances.

None of the BP Energy Transition Fund, the BP Midstream Fund, the Gas Fund, the Large Cap Financial Fund, the Small Cap Financial Fund, or the Technology Fund may purchase the securities of any issuer if, as a result, less than 25% of the Fund’s assets would be invested in the securities of issuers principally engaged in (i) with respect to the BP Energy Transition Fund and the BP Midstream Fund, the energy industry, (ii) with respect to the Gas Fund, the utilities industry, (iii) with respect to the Large Cap Financial Fund and the Small Cap

Financial Fund, financial services companies (including information technology companies that concentrate in financial services), and (iv) with respect to the Technology Fund, the information technology sector. For the BP Energy Transition Fund and the BP Midstream Fund, this restriction is on a total assets basis. For the Gas Fund, the Large Cap Financial Fund, the Small Cap Financial Fund, and the Technology Fund, this restriction is on a net assets basis.

For the Japan Fund and the Japan Small Cap Fund, the percentage of assets invested in an industry is determined by reference to the 33 industry groups of the Securities Identification Code Committee, which are adopted by the various stock exchanges in Japan, including the Tokyo Stock Exchange and the JASDAQ Securities Exchange.

Issuer Concentration

Subject to the exceptions noted below, no Fund may purchase securities of any one issuer (except U.S. Government Securities) if, as a result, at the time of purchase more than 5% of the Fund’s total assets would be invested in such issuer or the Fund would own or hold 10% or more of the outstanding voting securities of that issuer.

For each non‑diversified Fund, up to 50% of the total assets of the Fund may be invested without regard to this restriction.

For each diversified Fund other than the Gas Fund, up to 25% of the total assets of the Fund may be invested without regard to this restriction.

For the Gas Fund, there are no exceptions.

Real Estate

No Fund may purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (although a Fund may invest securities or other instruments secured by real estate or securities of companies engaged in the real estate business).

In addition, (i) the Cornerstone Growth Fund may not purchase securities secured by real estate or issued by companies that invest in real estate and (ii) the Total Return Fund and the Balanced Fund may not invest in the securities of real estate limited partnerships.

Commodities

No Fund may buy or sell commodities. Other than the Gas Fund, no Fund may purchase or sell commodity contracts (but this does not prevent a Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

Loans

None of the Cornerstone Growth Fund, the Cornerstone Mid Cap 30 Fund, the Cornerstone Large Growth Fund, the Cornerstone Value Fund, the Total Return Fund, the Balanced Fund, the BP Energy Transition Fund, or the BP Midstream Fund may make loans. This limitation does not apply to (i) securities lending (except that the Total Return Fund and the Balanced Fund may not lend securities), (ii) repurchase agreements to the extent the entry into a repurchase agreement is deemed to be a loan, and (iii) the purchase of debt securities or other debt instruments.

None of the Focus Fund, the Equity and Income Fund, the Large Cap Financial Fund, the Small Cap Financial Fund, or the Technology Fund may lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets would be lent to other parties. This limitation does not apply to (i) repurchase agreements to the extent the entry into a repurchase agreement is deemed to be a loan and (ii) the purchase of debt securities or other debt instruments.

The Gas Fund may not make loans. This restriction does not apply to repurchase agreements provided the Gas Fund maintains collateral equal to at least 100% of the value of the borrowed security and the instrument is marked to market daily.

Oil, Gas, or Mineral Interests

None of the Total Return Fund, the Balanced Fund, the Japan Fund, or the Japan Small Cap Fund may purchase or sell any interest in any oil, gas, or other mineral exploration or development program, including any oil, gas, or mineral lease.

The Gas Fund may not purchase the securities of any issuer if, as a result, more than 25% of its total assets would be invested in oil, gas, or other mineral leases.

 Pledges

None of the Cornerstone Growth Fund, the Cornerstone Mid Cap 30 Fund, the Cornerstone Large Growth Fund, or the Cornerstone Value Fund may pledge its assets other than to secure borrowings or in connection with hedging transactions, short‑sales, when‑issued and forward commitment transactions, and similar investment strategies (to the extent the Fund’s investment policies permit such strategies). For purposes of this restriction, the deposit of initial or maintenance margin in connection with futures contracts is not deemed a pledge of the assets of the Fund.

Neither the Total Return Fund nor the Balanced Fund may pledge its assets, except to secure permitted borrowings.

Margin

None of the Cornerstone Growth Fund, the Cornerstone Mid Cap 30 Fund, the Cornerstone Large Growth Fund, the Cornerstone Value Fund, the Total Return Fund, the Balanced Fund, the Japan Fund, and the Japan Small Cap Fund may purchase securities on margin (other than short‑term credit necessary for clearance of Fund transactions), except that each such Fund other than the Total Return Fund and the Balanced Fund may use options or futures strategies and may make margin deposits in connection with its use of options, futures contracts, and options on futures contracts. A short sale is not deemed to be a margin purchase.

The Gas Fund may not purchase securities on margin.

Short Sales

None of the Total Return Fund, the Balanced Fund, or the Gas Fund may make short sales of securities or maintain a short position.

Control Investments

The Total Return Fund and the Balanced Fund may not make investments for the purpose of exercising control or management of any company.

Restricted Securities

The Gas Fund may not purchase or sell restricted securities.

OTHER INVESTMENT RESTRICTIONS

The following investment restrictions and operating policies of each Fund may be changed by the Board of Trustees without shareholder approval:

Borrowing

The Cornerstone Growth Fund may not purchase any portfolio securities while borrowed amounts remain outstanding.

Illiquid Securities

No Fund may invest in illiquid securities if at the time of acquisition more than 15% of such Fund’s net assets would be invested in such securities. Illiquid securities are securities that a Fund reasonably expects cannot be sold, disposed of, or reversed in seven calendar days or less under current market conditions without such sale, disposition, or reversal significantly changing the market value of the investment. Securities that may be resold in accordance with Rule 144A under the 1933 Act (“Rule 144A”), securities offered pursuant to Section 4(2) of the 1933 Act, or securities otherwise subject to restrictions on resale under the 1933 Act are not deemed illiquid solely by reason of being unregistered. The Investment Manager determines the liquidity of a particular security based on the trading markets for the specific security and other factors.

Naming Rule

Each of the Cornerstone Mid Cap 30 Fund, the Cornerstone Large Growth Fund, the Equity and Income Fund, the BP Energy Transition Fund, the BP Midstream Fund, the Gas Fund, the Japan Fund, the Japan Small Cap Fund, the Large Cap Financial Fund, the Small Cap Financial Fund, and the Technology Fund normally invests at least 80% of the value of its net assets in the particular type of investment suggested by the Fund’s name.

If the Board of Trustees were to change this non-fundamental policy for any of the Cornerstone Mid Cap 30 Fund, the Cornerstone Large Growth Fund, the Japan Fund, or the Japan Small Cap Fund, the Fund must provide 60 days’ notice to the shareholders before implementing the change. Any such notice must be in plain English in a separate written document containing the following prominent statement in boldface type: “Important Notice Regarding Change in Investment Policy.” If the notice is included with other communications to shareholders, the aforementioned statement must also be included on the envelope in which the notice is delivered.

Ownership of Other Investment Companies

No Fund may purchase the securities of other investment companies except to the extent such purchases are permitted by the 1940 Act.

Affiliate Investments

None of the Cornerstone Growth Fund, the Cornerstone Mid Cap 30 Fund, the Cornerstone Large Growth Fund, the Cornerstone Value Fund, the Total Return Fund, or the Balanced Fund may acquire or retain any security issued by a company whose officer or director is also an officer or Trustee of the Funds or an officer, director, or other affiliated person of the Investment Manager.

Control Investments

None of the Cornerstone Growth Fund, the Cornerstone Mid Cap 30 Fund, the Cornerstone Large Growth Fund, the Cornerstone Value Fund, the Japan Fund, and the Japan Small Cap Fund may make investments for the purpose of exercising control or management of any company.

Short Sales

None of the Cornerstone Growth Fund, the Cornerstone Mid Cap 30 Fund, the Cornerstone Large Growth Fund, or the Cornerstone Value Fund may make short sales of securities or maintain a short position, except to the extent permitted by the 1940 Act.

Puts or Calls

None of the Cornerstone Growth Fund, the Cornerstone Mid Cap 30 Fund, the Cornerstone Large Growth Fund, and the Cornerstone Value Fund may write, purchase, or sell puts, call straddles, or spreads, or combinations thereof, except as otherwise permitted in the Fund Prospectus and this SAI.

Length of Operations

Neither the Total Return Fund nor the Balanced Fund may invest in securities of any issuer that has a record of less than three years of continuous operation, including the operation of any predecessor business of a company that came into existence as a result of a merger, consolidation, reorganization, or purchase of substantially all of the assets of such predecessor business.

Restricted Securities

The Cornerstone Growth Fund may not purchase or sell restricted securities.

Options and Warrants

The Cornerstone Growth Fund may not use options of futures strategies.

The Gas Fund may not invest in warrants.

Real Estate

The Cornerstone Growth Fund may not purchase securities secured by real estate or issued by companies that invest in real estate.

Securities Lending

The Cornerstone Growth Fund may not lend its portfolio securities.

Oil, Gas, or Mineral Interests

The Cornerstone Growth Fund may not purchase any interest in any oil, gas, or other mineral exploration or development program.

Margin

None of the Focus Fund, the Equity and Income Fund, the Large Cap Financial Fund, the Small Cap Financial Fund, or the Technology Fund may purchase securities on margin (except for short‑term credit necessary for clearance of Fund transactions), except that each such Fund may use options or futures strategies and may make margin deposits in connection with its use of options, futures contracts, and options on futures contracts. A short sale is not deemed to be a margin purchase.

Zero Coupon, Pay‑in‑Kind, and Step Coupon Securities

Neither the BP Energy Transition Fund nor the BP Midstream Fund may invest more than 5% of its assets in zero coupon, pay-in-kind, and step coupon securities.

Reverse Repurchase Agreements

The BP Energy Transition Fund and the BP Midstream Fund may each invest a maximum of 10% of its total assets in reverse repurchase agreements.

Short‑Term Investments

None of the Cornerstone Growth Fund, the Cornerstone Mid Cap 30 Fund, the Cornerstone Large Growth Fund, the Cornerstone Value Fund, the Total Return Fund, or the Balanced Fund may generally use investments in cash or short‑term securities for temporary defensive positions. The Investment Manager does not expect assets invested in cash or liquid short‑term securities to exceed 5% of any such Fund’s total assets other than during rebalance periods or when subscription or redemption activity is excessive.

The Focus Fund, the Equity and Income Fund, the BP Energy Transition Fund, the BP Midstream Fund, the Gas Fund, the Japan Fund, the Japan Small Cap Fund, the Large Cap Financial Fund, the Small Cap Financial Fund, and the Technology Fund may each hold up to 100% of its total assets in cash and short‑term obligations.

The BP Energy Transition Fund and the BP Midstream Fund may each acquire certificates of deposit, bankers’ acceptances, and time deposits in U.S. dollar or foreign currencies, but such short-term instruments must, at the time of purchase, have capital, surplus, and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, unless the principal amount of such bank obligations are fully insured by the U.S. government.

Pledges

Neither the Japan Fund nor the Japan Small Cap Fund may pledge its assets other than to secure permitted borrowings, to the extent related to the purchase of securities on a forward commitment, when‑issued, or delayed-delivery basis, or to the extent related to the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to permitted transactions.

GENERAL

The policies and limitations listed above supplement those set forth in the Fund Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund’s assets that may be invested in any security or other asset or sets forth a policy regarding quality standards, such percentage limitation or standard applies to each Fund on an individual basis and is determined immediately after and as a result of the Fund’s acquisition of such security or other asset except in the case of borrowing (or other activities that may be deemed to result in the issuance of a “senior security” under the 1940 Act). Accordingly, any subsequent change in values, net assets, or other circumstances is not considered when determining whether an investment complies with the Fund’s investment policies and limitations. If the value of a Fund’s holdings of illiquid securities at any time were to exceed the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees would consider what actions, if any, are appropriate to maintain adequate liquidity.

INVESTMENT CONSIDERATIONS

The Fund Prospectus describes the principal investment strategies and risks of the Funds. This section expands on that discussion and also describes non-principal investment strategies and risks of the Funds.

CORNERSTONE GROWTH FUND, CORNERSTONE MID CAP 30 FUND, CORNERSTONE LARGE GROWTH FUND, CORNERSTONE VALUE FUND, TOTAL RETURN FUND, AND BALANCED FUND

Dow Jones Industrial Average (Total Return Fund and Balanced Fund)

The Funds invest in stocks in the Dow Jones Industrial Average (the “DJIA”). The DJIA consists of the following 30 common stocks:

Company	Exchange	Symbol	Industry
3M Company	NYSE	MMM	Industrial Conglomerates
American Express Company	NYSE	AXP	Consumer Finance
Amgen, Inc.	NASDAQ	AMGN	Biotechnology
Apple Inc.	NASDAQ	AAPL	Technology, Hardware, Storage & Peripherals
Boeing Company	NYSE	BA	Aerospace & Defense
Caterpillar Inc.	NYSE	CAT	Machinery
Chevron Corporation	NYSE	CVX	Oil, Gas & Consumable Fuels
Cisco Systems, Inc.	NASDAQ	CSCO	Communications Equipment
Coca-Cola Company	NYSE	KO	Beverages
Dow Inc.	NYSE	DOW	Oil, Gas & Consumable Fuels
Goldman Sachs Group, Inc.	NYSE	GS	Capital Markets
Home Depot, Inc.	NYSE	HD	Specialty Retail
Honeywell International, Inc.	NYSE	HON	Industrial Conglomerates
Intel Corporation	NASDAQ	INTC	Semiconductors & Semiconductor Equipment
International Business Machines Corporation http://en.wikipedia.org/wiki/IBM	NYSE	IBM	IT Services
Johnson & Johnson	NYSE	JNJ	Pharmaceuticals

Company	Exchange	Symbol	Industry
JPMorgan Chase & Co.	NYSE	JPM	Banks
McDonald’s Corp.	NYSE	MCD	Hotels, Restaurants & Leisure
Merck & Co. Inc.	NYSE	MRK	Pharmaceuticals
Microsoft Corporation	NASDAQ	MSFT	Software
Nike, Inc.	NYSE	NKE	Textiles, Apparel & Luxury Goods
Procter & Gamble Company	NYSE	PG	Household Products
Salesforce.com	NYSE	CRM	Software
Travelers Companies, Inc.	NYSE	TRV	Insurance
UnitedHealth Group Incorporated	NYSE	UNH	Health Care Providers & Services
Verizon Communications Inc.	NYSE	VZ	Diversified Telecommunication Services
Visa Inc.	NYSE	V	IT Services
Walgreens Boots Alliance, Inc.	NASDAQ	WBA	Food & Staples Retailing
Walmart Inc.	NYSE	WMT	Food & Staples Retailing
Walt Disney Company	NYSE	DIS	Entertainment

The DJIA is the property of Dow Jones & Company, Inc. (“Dow Jones”). Dow Jones is not affiliated with either Fund or the Funds’ investment adviser. Dow Jones has not participated in any way in the creation of the Funds or in the selection of stocks included in the Funds and has not approved any information included herein related thereto.

The Wall Street Journal published the first DJIA, consisting of 12 stocks, in 1896. The list grew to 20 stocks in 1916 and to 30 stocks in 1928. Dow Jones  from time to time changes the stocks comprising the DJIA, although such changes are infrequent.

The investment strategies of the Total Return Fund and the Balanced Fund are unlikely to be affected by the requirement that each such Fund not concentrate its investments, since currently no more than three companies in the DJIA are engaged primarily in any one industry. Similarly, each Fund’s investment strategy is unlikely to be materially affected by the requirement that it meet the diversification requirements of the Internal Revenue Code of 1986, as amended (the “Code”), since each Fund has approximately 50% of its assets invested in U.S. Treasury securities and the remainder of its assets divided among at least 10 stocks. However, the diversification requirement for each of the Total Return Fund and the Balanced Fund may preclude such Fund from effecting a purchase otherwise dictated by its investment strategy. Finally, because of the requirements of the 1940 Act, each of the Total Return Fund and the Balanced Fund may not invest more than 5% of its total assets in the common stock of any issuer that derives more than 15% of its revenues from securities-related activities. From time to time, this requirement may preclude the Total Return Fund or the Balanced Fund from effecting a purchase otherwise dictated by its investment strategy.

Depositary Receipts

The Cornerstone Growth Fund and the Cornerstone Value Fund may each invest in the securities of foreign issuers, including American Depository Receipts (“ADRs”). Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. For purposes of the investment policies of the Cornerstone Growth Fund and the Cornerstone Value Fund, ADRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR evidencing ownership of common stock is treated as common stock.

Such investments may involve risks that are in addition to the usual risks inherent in domestic investments. The value of the foreign investments of the Cornerstone Growth Fund and the Cornerstone Value Fund may be significantly affected by changes in currency exchange rates, and these Funds may incur costs in converting securities denominated in foreign currencies to U.S. dollars. Although these Funds intend to invest in securities of foreign issuers domiciled in nations that the Funds’ investment adviser considers as having stable and friendly governments, there is the possibility of expropriation, confiscatory taxation, currency blockage, or political or social instability that could affect investments in those nations.

Many of the foreign securities held in the form of ADRs by the Cornerstone Growth Fund and the Cornerstone Value Fund are not registered with the SEC, and the issuers of such securities are not subject to SEC reporting requirements. Accordingly, there may be less publicly available information concerning foreign issuers of securities held by the Cornerstone Growth Fund and the Cornerstone Value Fund than is available concerning U.S. companies. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies.

Investment income on certain foreign securities may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Cornerstone Growth Fund and the Cornerstone Value Fund would be subject.

Repurchase Agreements

Each Fund may enter into repurchase agreements, a form of lending. Under repurchase agreements, a Fund purchases and simultaneously contracts to resell securities at an agreed‑upon time and price. This results in a fixed rate of return for the Fund insulated from market fluctuations during such period. The aggregate value of all of a Fund’s repurchase agreements may not exceed 33-1/3% of the value of the Fund’s total assets.

Specifically, a Fund may enter into a repurchase agreement through which the Fund repurchases a security (known as the “underlying security”) from a well‑established securities dealer or bank that is a member of the Federal Reserve System. Any such dealer or bank would be on the Fund’s approved list. Each Fund intends to enter into repurchase agreements only with banks and dealers in transactions believed by the Investment Manager to present minimum credit risks in accordance with guidelines established by the Fund’s Board of Trustees. The Investment Manager reviews and monitors the creditworthiness of those institutions under general supervision of the Board of Trustees.

At the time of entering into the repurchase agreement, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus specified interest. Repurchase agreements are generally for a three‑month period. Each Fund only enters into repurchase agreements where (i) the underlying securities are of the type (excluding maturity limitations) that the Fund’s investment guidelines would allow it to purchase directly, (ii) the market value of the underlying security will at all times be equal to at least 102% of the value of the repurchase agreement, and (iii) payment for the underlying security is made only upon physical delivery or evidence of book‑entry transfer to the account of the Fund’s custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses, including (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses relating to enforcing its rights.

Lending of Fund Securities

In accordance with applicable law, each of the Cornerstone Mid Cap 30 Fund, the Cornerstone Large Growth Fund, and the Cornerstone Value Fund, to earn additional income, may lend portfolio securities representing not more than 33‑1/3% of its total assets to banks, broker‑dealers, or financial institutions that the Investment Manager deems qualified, but only when the borrower maintains with each Fund’s custodian bank collateral, either in cash or money market instruments, in an amount equal to at least 102% of the market value of the securities loaned, determined on a daily basis and adjusted accordingly. There may be risks of delay in recovery of the securities and capital, or even loss of rights in the collateral, should the borrower of the securities default on its obligation to return borrowed securities because of insolvency or otherwise. However, loans may only be made to borrowers deemed by the Investment Manager to be of good standing and when, in the judgment of the Investment Manager, the consideration that can be earned currently from such securities loans justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the broker, dealer, or institution, are considered in making decisions with respect to the lending of securities, subject to review by the Board of Trustees. During the period of the loan, the Investment Manager monitors all relevant facts and circumstances, including the creditworthiness of the borrower. Each of the Cornerstone Mid Cap 30 Fund, the Cornerstone Large Growth Fund, and the Cornerstone Value Fund retains authority to terminate any loan at any time. Each such Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. Additionally, each such Fund receives reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest, or other distributions on the securities loaned and retain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights and rights to dividends, interest, or other distributions, when regaining such rights is considered to be in the Fund’s interest.

Cash and Short‑Term Securities

Each Fund may temporarily invest a portion of its total assets in cash or liquid short‑term securities pending investment of such assets in securities in accordance with the Fund’s investment strategy, or to pay expenses or meet redemption requests. The Investment Manager generally does not use investments in cash or short‑term securities for temporary defensive purposes.

Short‑term securities in which the Funds may invest include certificates of deposit, commercial paper, or commercial paper master notes rated, at the time of purchase, A‑1 or A‑2 by Standard & Poor’s Financial Services, LLC (“S&P”) or Prime‑1 or Prime‑2 by Moody’s Investors Service, Inc. (“Moody’s”), U.S. Government Securities, repurchase agreements involving such securities, and shares of money market mutual funds. Commercial paper master notes are demand instruments without a fixed maturity bearing interest at rates that are fixed to known lending rates and automatically adjusted when such lending rates change.

With respect to money market mutual funds, in addition to the advisory fees and other expenses the Funds bear directly in connection with their own operations, as a shareholder of another investment company, a Fund bears its pro rata portion of the other investment company’s advisory fees and other expenses, and such fees and other expenses are borne indirectly by that Fund’s shareholders.

The Investment Manager does not expect assets invested in cash or liquid short‑term securities to exceed 5% of any Fund’s total assets at any time except during rebalance periods or when shareholder or redemption activity is excessive.

Borrowing

Each Fund other than the Total Return Fund may borrow money from banks for extraordinary or emergency purposes, such as meeting anticipated redemptions, and may pledge assets in connection with such borrowing. Each of the Cornerstone Growth Fund, the Cornerstone Mid Cap 30 Fund, the Cornerstone Large Growth Fund, and the Cornerstone Value Fund may borrow for such purposes in an amount up to 33% of its total assets, while the Balanced Fund may borrow for such purposes in an amount up to 10% of its total assets. The borrowing policy is a fundamental policy of each Fund that cannot be changed with respect to a Fund without shareholder approval as described in “INVESTMENT RESTRICTIONS” above.

The Total Return Fund intends to borrow for investment purposes. Borrowing for investment is known as leveraging. Leveraging investments by purchasing securities with borrowed money is a speculative technique that increases investment risk but may also increase investment return. When the Total Return Fund leverages its investments, the net asset value per share of the Total Return Fund increases more when the Total Return Fund’s portfolio assets increase in value and decreases more when the Total Return Fund’s portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, the Total Return Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. The Total Return Fund intends to use leverage whenever it is able to borrow on terms considered by its investment adviser to be reasonable.

As required by the 1940 Act, the Total Return Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of the Total Return Fund’s assets were to fail to meet this 300% coverage test, the Total Return Fund, within three days (not including Sundays and holidays), would reduce the amount of the Total Return Fund’s borrowings to the extent necessary to meet this 300% coverage. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so. Borrowing from a bank as a temporary measure for extraordinary or emergency purposes are not subject to the foregoing 300% asset coverage requirement.

The Total Return Fund may enter into reverse repurchase agreements, which are considered to be borrowings under the 1940 Act. Under a reverse repurchase agreement, the Total Return Fund sells portfolio securities and agrees to repurchase them at an agreed-upon future date and price. When the Total Return Fund enters into a reverse repurchase agreement, it maintains a sufficient level of assets to cover the reverse repurchase agreement, in accordance with the 1940 Act and related guidance issued by the SEC. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Total Return Fund may decline below the price of the securities it is obligated to repurchase.

FOCUS FUND, EQUITY AND INCOME FUND, GAS UTILITY FUND, LARGE CAP FINANCIAL FUND, SMALL CAP FINANCIAL FUND, AND TECHNOLOGY FUND

Cash and Short‑Term Securities

The Funds may invest in cash and short-term instruments that may include high-grade liquid debt securities such as variable amount master demand notes, commercial paper, certificates of deposit, bankers’ acceptances, repurchase agreements that mature in less than seven days, and obligations issued or guaranteed by the U.S. government and its agencies and instrumentalities. Bankers’ acceptances are instruments of the U.S. banks that are drafts or bills of exchange “accepted” by a bank or trust company as an obligation to pay on maturity. Money market instruments may carry fixed, variable, or floating interest rates. A security’s credit may be enhanced by a bank, insurance company, or other entity. Some money market securities employ a trust or other similar structure to modify the maturity, price characteristics, or quality of financial assets so that they are eligible investments for money market funds. If the structure does not perform as intended, adverse tax or investment consequences may result. With respect to each Fund, there may be times when the Investment Manager believes that adverse market conditions exist and the return on certain money market type instruments would be more favorable than that obtainable through a Fund’s normal investment programs. Accordingly, for temporary defensive purposes, each Fund may hold up to 100% of its total assets in cash and short-term obligations. To the extent that a Fund’s assets are invested in cash and short‑term obligations for temporary defensive purposes, such assets would not be invested so as to meet the Fund’s investment objective.

U.S. Government Securities

U.S. Treasury Securities

U.S. Treasury securities are direct obligations of the U.S. government and are backed by the full faith and credit of the U.S. Treasury. U.S. Treasury securities differ only in their interest rates, maturities, and dates of issuance. Treasury Bills have maturities of one year or less, Treasury Notes have maturities of one to 10 years, and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance. Yields on short-term, intermediate-term, and long-term U.S. Treasury securities are dependent on a variety of factors, including the general economic conditions, monetary policy, the size of a particular offering, and the maturity of the obligation.

Government Agency Securities

Government agency securities, often called agencies, are indirect obligations of the U.S. government and are issued by federal agencies and government-sponsored corporations under authority from Congress. Government agency securities may be backed by the full faith and credit of the federal government, which is the case with Government National Mortgage Association and Small Business Administration certificates, but are more often issued or guaranteed by the sponsoring agency. Examples of government agency securities include the Export-Import Bank of the United States, the Federal Home Loan Banks, and the Federal Farm Credit System Banks.

Government-Sponsored Enterprises

Government-sponsored enterprises are characterized as being privately owned and publicly chartered. These enterprises were created by the U.S. government to help certain important sectors of the economy reduce their borrowing costs. The U.S. government does not directly back government-sponsored enterprise securities, although in some instances government-sponsored enterprise securities may benefit from indirect support. Freddie Mac and Fannie Mae are examples of government‑sponsored enterprise securities.

On September 6, 2008, the Federal Housing Finance Authority, an agency of the U.S. government, placed Fannie Mae and Freddie Mac into conservatorship under its authority with the stated purpose to preserve and conserve each entity’s assets and property and to put each entity in a sound and solvent condition. Since 2009, Fannie Mae and Freddie Mac have also each received significant capital support through the U.S. Treasury’s purchase of their stock and Federal Reserve loans, and the U.S. Treasury has announced that it expects to continue providing such support to prevent either Fannie Mae or Freddie Mac from having negative net worth. Despite these measures, there can be no assurance that Fannie Mae and Freddie Mac will remain successful in meeting their financial commitments under the debt obligations that they issue or guarantee.

Risks Associated with Investing in U.S. Government Securities

The U.S. government is considered to be the best credit-rated issuer in the debt markets. Since U.S. Treasury securities are direct obligations of the U.S. government, they are considered to have minimal credit risk. While most other government-sponsored securities are not direct obligations of the U.S. government (although some are guaranteed by the U.S. government), they also offer little credit risk. However, market and interest risk relating to U.S. Government Securities may affect a Fund. For example, debt securities with longer maturities tend to produce higher yields and generally are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. Government Securities generally varies inversely with changes in market interest rates. An increase in interest rates, therefore, generally would reduce the market value of any U.S. Government Security held by the Funds, while a decline in interest rates generally would increase the market value of such investment.

Bank Money Market Instruments

Bank money market instruments are short-term obligations of depository institutions that provide high liquidity and a relatively low risk way to earn interest on cash reserves. Bank deposits and CDs are insured to $250,000 per depositor by the Bank Insurance Fund and the Savings Association Insurance Fund, units of the Federal Deposit Insurance Corporation (“FDIC”), and by the National Credit Union Administration (“NCUA”). The FDIC and NCUA are federally sponsored agencies.

Repurchase Agreements

A repurchase agreement is an agreement where the Funds acquire a debt security from a commercial bank or broker-dealer with the understanding that the Fund will sell the instrument back at an agreed-upon price and date (normally, the next business day). Essentially, a repurchase agreement is a loan backed by securities. The resale price reflects an agreed-upon interest rate effective for the period the instrument is held by the Funds. In these transactions, the value of the securities acquired by the Fund (including accrued interest earned) must be greater than the value of the repurchase agreement itself. The securities are held by the Funds’ custodian bank until repurchased.

The Funds may invest in repurchase agreements secured by securities issued or guaranteed by the U.S. government, U.S. government agencies, and government‑sponsored enterprises (i) for defensive purposes due to market conditions or (ii) to generate income from the Funds’ excess cash balances. The Funds only enters into repurchase agreements with member banks of the Federal Reserve System or primary dealers of U.S. Government Securities.

The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligations to repurchase the underlying security at a time when the value of the security has declined, the Funds may incur a loss when the security is sold. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under bankruptcy laws, a court may determine that the underlying security is collateral for a loan by the Funds not within the control of the Funds. Consequently, the Funds may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the Investment Manager acknowledges these risks, it expects to be able to control these risks through monitoring procedures. These procedures include effecting repurchase transactions only with large, well‑capitalized, and well-established financial institutions whose condition is continually monitored. In addition, the value of the collateral underlying the repurchase agreement is always equal to or greater than the repurchase price, including any accrued interest earned in the repurchase agreement.

Reverse Repurchase Agreements

Each Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements in accordance with the Fund’s investment restrictions. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker‑dealers and agree to repurchase the securities at the mutually agreed-upon date and price. The Funds intend to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. When a Fund enters into a reverse repurchase agreement, it maintains a sufficient level of assets to cover the reverse repurchase agreement, in accordance with the 1940 Act and related guidance issued by the SEC. Such assets include U.S. Government Securities or other liquid, high-grade debt securities.

Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowing by a Fund under the 1940 Act.

Foreign Investments

The Funds may invest in securities issued by foreign branches of U.S. banks, foreign banks, or other foreign issuers, including American Depositary Receipts, European Depositary Receipts (“EDRs”), Global Depositary Receipts, and securities purchased on foreign securities exchanges and over the counter.

Depositary receipts are not usually denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs and GDRs, in bearer form, are designed for use in European and global securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs and GDRs are European and global receipts, respectively, evidencing a similar arrangement.

Other permissible investments include the following: Eurodollar Certificates of Deposit, which are U.S. dollar‑denominated certificates of deposit issued by branches of foreign and domestic banks located outside the United States; Yankee Certificates of Deposit, which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States; Eurodollar Time Deposits, which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; and Canadian Time Deposits, which are U.S. dollar-denominated certificates of deposit issued by Canadian offices of major Canadian Banks. Such investments may subject the Funds to significant investment risks that are different from, and in addition to, those related to investments in obligations of U.S. domestic issuers or in U.S. securities markets.

The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer’s financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker‑dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that the Investment Manager will be able to anticipate these potential events or counter their effects.

The considerations noted above generally are intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

On June 23, 2016, the United Kingdom (the “UK”) voted in a referendum to leave the European Union (the “EU”) (commonly known as “Brexit”), which led to significant global market volatility, as well as political, economic, and legal uncertainty. On January 31, 2020, the UK left the EU and entered into a transition period that ended on December 31, 2020. There is still considerable uncertainty regarding the potential consequences of Brexit. Brexit may cause both the British pound sterling and the euro to depreciate in relation to the U.S. dollar, which could adversely affect the Fund’s investments denominated in British pound sterling or euros that are not fully hedged, irrespective of the performance of the underlying issuer. As a result of Brexit, the UK may be less stable than it has been in recent years, and investments in the UK may be difficult to value or subject to greater or more frequent volatility. Brexit could adversely affect European or worldwide political, regulatory, economic, or market conditions and could contribute to instability in global political institutions, regulatory agencies, and financial markets. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations while the UK and the EU delineate their new relationship and the UK determines which EU laws to replace or replicate. Further, Brexit may cause additional member states to contemplate departing from the EU, which would likely perpetuate political and economic instability in the region and cause additional disruption to global financial markets. The UK, European, and broader global economies could be significantly impacted during this period of uncertainty, which may result in increased volatility and illiquidity and lower economic growth in UK, European, and global markets that could have an adverse effect on the value of the Funds’ investments.

The Funds may invest in foreign securities that impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

Securities Lending

Each Fund may lend its portfolio securities to broker-dealers, banks, or institutional borrowers of securities. A Fund must receive a minimum of 100% collateral, plus any interest due in the form of cash or U.S. Government Securities. This collateral must be valued daily, and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. While portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities plus any interest negotiated between the parties to the lending agreement. Loans are subject to termination by the Fund or the borrower at any time. While a Fund does not have the right to vote securities on loan, it would terminate the loan and regain the right to vote if regaining the right to vote were considered important with respect to the investment. A Fund only enters into loan arrangements with broker-dealers, banks, or other institutions that the Investment Manager has determined are creditworthy under guidelines established by the Board of Trustees. Each Fund limits its securities lending to 33‑1/3% of total assets.

Each Fund enters into securities lending and repurchase transactions only with nationally recognized brokers, banks, dealers, or other financial institutions. In the event of a default or bankruptcy by a seller or borrower, the Fund would promptly liquidate collateral. However, the exercise of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale of collateral on a default of the seller or borrower were less than the seller’s or borrower’s obligation, the Fund could suffer a loss.

Borrowing

Each Fund may enter into commitments to purchase securities in accordance with its investment programs, including when-issued securities and reverse repurchase agreements, provided that the total amount of any such borrowing does not exceed 33‑1/3% of such Fund’s total assets. Additionally, each Fund may borrow money for temporary or emergency purposes in an amount not exceeding 5% of the value of such Fund’s total assets at the time when the loan is made.

FOCUS FUND, EQUITY AND INCOME FUND, LARGE CAP FINANCIAL FUND, SMALL CAP FINANCIAL FUND, AND TECHNOLOGY FUND

Convertible Securities

The Funds may invest in all types of common stocks and equivalents (such as convertible debt securities and warrants) and preferred stocks. The Funds may invest in convertible securities that may offer higher income than the common stocks into which they are convertible. The convertible securities in which the Funds may invest consist of bonds, notes, debentures, and preferred stocks that may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. A Fund may be required to permit the issuer of a convertible security to redeem the security, convert it into the underlying common stock, or sell it to a third party. Thus, a Fund may not be able to control whether the issuer of a convertible security chooses to convert that security. If the issuer chooses to do so, this action could have an adverse effect on the Fund’s ability to achieve its investment objectives.

Asset-Backed Securities

Asset-backed securities include pools of mortgages, loans, receivables, or other assets. Payment of principal and interest may be largely dependent on the cash flows generated by the assets backing the securities, and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. The value of asset-backed securities may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or any financial institution providing the credit support.

Mortgage-Backed Securities

The Funds may invest in securities that directly or indirectly represent participations in, are collateralized by, or are payable from, mortgage loans secured by real property (“Mortgage-Backed Securities”).

Mortgage-Backed Securities represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as the Government National Mortgage Association (“Ginnie Mae”) and government-related organizations such as Fannie Mae and Freddie Mac, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers, and private mortgage insurance companies. Although certain Mortgage-Backed Securities are guaranteed by third parties or otherwise similarly secured, the market value of the security is not secured and may fluctuate. If the Investment Manager purchases a Mortgage-Backed Security at a premium, that portion may be lost if there is a decline in the market value of the security, whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a Mortgage-Backed Security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment. For this and other reasons, a Mortgage-Backed Security’s stated maturity may be shortened by unscheduled prepayments on the underlying mortgages and, therefore, it is not possible to predict accurately the security’s return to a Fund. In addition, regular payments received in respect of Mortgage-Backed Securities include both interest and principal. No assurance can be given as to the return a Fund will receive when these amounts are reinvested.

There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue Mortgage-Backed Securities and among the securities that they issue. Mortgage‑Backed Securities issued by Ginnie Mae include Ginnie Mae Mortgage Pass-Through Certificates that are guaranteed as to the timely payment of principal and interest by Ginnie Mae. This guarantee is backed by the full faith and credit of the United States. Ginnie Mae is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. Ginnie Mae certificates also are supported by the authority of Ginnie Mae to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-Backed Securities issued by Fannie Mae include Fannie Mae Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) that are guaranteed as to timely payment of the principal and interest by Fannie Mae. Fannie Maes are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the United States. Fannie Mae is a government-sponsored organization owned entirely by private stockholders. Mortgage-Backed Securities issued by Freddie Mac include Freddie Mac Mortgage Participation Certificates (also known as “Freddie Macs”). Freddie Mac is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

The Funds may also invest in Mortgage-Backed Securities that are collateralized mortgage obligations structured on pools of mortgage pass-through certificates or mortgage loans and derivative multiple-class mortgage-backed securities.

Rating agencies have placed on credit watch or downgraded the ratings previously assigned to a large number of mortgage-related securities (which may include certain of the mortgage-related securities in which certain of the Funds may have invested or may in the future invest), and may continue to do so in the future. If a mortgage-related security in which the Fund is invested is placed on credit watch or downgraded, the value of the security may decline and the Fund may experience losses.

Structured Securities

Structured securities employ a trust or other similar structure to modify the maturity, price characteristics, or quality of financial assets. For example, structural features can be used to modify the maturity of a security or interest rate adjustment features can be used to enhance price stability. If the structure does not perform as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service (“IRS”) nor any other regulatory authority has ruled definitively on certain legal issues presented by structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by a Fund. The payment of principal and interest on structured securities may be largely dependent on the cash flows generated by the underlying financial assets.

Variable or Floating Rate Securities

Variable or floating rate securities provide for periodic adjustments of the interest rate paid. Variable rate securities provide for a specific periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate. Some variable or floating rate securities have put features.

Swap Agreements

Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund’s exposure to long-term or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names. The Funds are not limited to any particular form of swap agreement if the Investment Manager determines it is consistent with a Fund’s investment objective and policies.

 In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specific interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

 Swap agreements tend to shift a Fund’s investment exposure from one type of investment to another. For example, if a Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund’s investments and its share price.

 The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factor that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses. Each Fund expects to be able to eliminate its exposure under swap agreements whether by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

Each Fund maintains appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a Fund enters into a swap agreement on a net basis, it segregates assets with a daily value at least equal to the excess, if any, of the Fund’s accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it segregates assets with a value equal to the full amount of the Fund’s accrued obligations under the agreement.

Indexed Securities

The Funds may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate‑term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency‑indexed securities may also have prices that depend on the value of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and performance may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies. Indexed securities may be more volatile than the underlying instruments.

Stripped Securities

The Funds may purchase separately traded interest and principal component parts of such obligations that are transferable through the Federal book entry system, known as Separately Traded Registered Interest and Principal Securities (“STRIPS”) and Coupon Under Book Entry Safekeeping (“CUBES”). These instruments are issued by banks and brokerage firms and are created by depositing U.S. Treasury notes and U.S. Treasury bonds into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owner of the certificates or receipts and arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include Treasury Receipts (“TRs”), Treasury Investment Growth Receipts (“TIGRs”), and Certificates of Accrual on Treasury Securities (“CATS”).

STRIPS, CUBES, TRs, TIGRs, and CATS are sold as zero coupon securities, which mean that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is amortized over the life of the security, and such amortization constitutes the income earned on the security for both accounting and tax purposes. Because of these features, these securities may be subject to greater interest rate volatility than interest-paying U.S. Treasury obligations. Bonds issued by the Resolution Funding Corporation (“REFCORP”) can also be stripped in this fashion. REFCORP Strips are eligible investments for the Funds.

Zero‑Coupon Bonds

The Funds may purchase zero coupon bonds. Zero coupon bonds are purchased at a discount from the face amount because the buyer receives only the right to receive a fixed payment on a certain date in the future and does not receive any periodic interest payments. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yields on the zero coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates in the future. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently and whose fluctuation increases the longer the period of maturity. Although zero coupon bonds do not pay interest to holders prior to maturity, U.S. federal income tax law requires a Fund to recognize as interest income a portion of the bond’s discount each year, and this income must then be distributed to shareholders along with other income earned by the Fund. To the extent that any shareholders in a Fund elect to receive their dividends in cash rather than reinvest such dividends in additional shares, cash to make these distributions must be provided from the assets of the Fund or other sources such as proceeds of sales of Fund shares or sales of portfolio securities. In such cases, the Fund would be unable to purchase additional income producing securities with cash used to make such distributions, and its current income may ultimately be reduced.

Real Estate-Related Investments

Real estate-related instruments include real estate investment trusts, commercial and residential mortgage-backed securities, and real estate financings. Real estate-related instruments are sensitive to factors such as real estate values, property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.

Junk Bonds

The Funds may purchase lower-rated debt securities, commonly referred to as “junk bonds” (those rated below the fourth‑highest grade by a nationally recognized statistical ratings organization (“NRSRO”) and non-rated securities judged by the Investment Manager to be of equivalent quality), that have poor protection with respect to the payment of interest and repayment of principal, or that may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer’s capacity to pay. The market prices of lower-rated debt securities may fluctuate more than those of higher-rated debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-rated debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-rated debt securities are valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high-yield corporate debt securities than is the case for securities for which more external sources for quotations and last‑sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services to value lower-rated debt securities and the Fund’s ability to sell these securities.

Since the risk of default is higher for lower-rated debt securities, the Investment Manager’s research and credit analysis are an especially important part of managing securities of this type held by the Funds. In considering investments for the Funds, the Investment Manager attempts to identify those issuers of high‑yielding debt securities whose financial conditions are adequate to meet future obligations, have improved, or are expected to improve in the future. The analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

A Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its right as security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Fund’s shareholders.

Loans and Other Debt Instruments

Loans and other direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to another party. They may represent amounts owed to lenders or lending syndicates (loans and loan participation), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Funds in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate the Funds to supply additional cash to the borrower on demand.

Foreign Currency Transactions

Each Fund may conduct foreign currency transactions on a spot (i.e., cash) basis or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. A Fund converts currencies on a spot basis from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers generally do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. Forward contracts are generally traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity or may hold the contract to maturity and complete the contemplated currency exchange.

Each Fund may use currency forward contracts for any purpose consistent with its investment objective. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the Funds. The Funds may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.

When a Fund agrees to buy or sell a security denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying security transaction in exchange for a fixed amount of U.S. dollars, a Fund is able to protect itself against an adverse change in foreign currency values between the date the security is purchased or sold and the date on which payment is made or received. This technique is sometimes referred to as a “settlement hedge” or “transaction hedge.” The Funds may also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the Investment Manager.

The Funds may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a Fund owned securities denominated in euro, it could enter into a forward contract to sell euro in return for U.S. dollars to hedge against possible declines in the euro’s value. Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Fund could also hedge the position by selling another currency expected to perform similarly to the euro. This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

A Fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency or from one foreign currency to another foreign currency. For example, if a Fund held investments denominated in euro, the Fund could enter into forward contracts to sell euro and purchase Japanese yen. This type of strategy, sometimes known as a “cross-hedge,” tend to reduce or eliminate exposure to the currency that is sold and increase exposure to the currency that is purchased, much as if the Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but cause a Fund to assume the risk of fluctuations in the value of the currency it purchases.

Under certain conditions, SEC guidelines require mutual funds to set aside appropriate liquid assets in a segregated custodial account to cover currency forward contracts. As required by SEC guidelines, the Funds segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. The Funds would not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.

Successful use of currency management strategies depends on the Investment Manager’s skill in analyzing and predicting currency values. Currency management strategies may substantially change a Fund’s investment exposure to changes in currency exchange rates and could result in losses to the Fund if currencies do not perform as anticipated. For example, if a currency’s value rose at a time when the Investment Manager had hedged a Fund by selling that currency in exchange for U.S. dollars, the Fund would be unable to participate in the currency’s appreciation. If a Fund hedges currency exposure through proxy hedges, the Fund could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if the Investment Manager increases a Fund’s exposure to a foreign currency and that currency’s value declines, the Fund would realize a loss. There is no assurance that the use of currency management strategies will be advantageous to a Fund or that it will hedge at an appropriate time.

Futures Contracts

The Funds may enter into futures contracts, options on futures contracts, and stock index futures contracts and options thereon for bona fide hedging purposes. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, class of securities, or index at a specified future time and at a specified price. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contracts and the price at which the futures contract is originally struck. Futures contracts that are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act (“CEA”) by the Commodity Futures Trading Commission, a U.S. government agency (the “CFTC”).

Although futures contracts by their terms call for actual delivery and acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position (“buying” a contract that has previously been “sold” or “selling” a contract previously “purchased”) in an identical contract to terminate the position. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive cash payments based on the level of a specified securities index while the contract is outstanding. The acquisition of put and call options on futures contracts, respectively, give the Funds the right (but not the obligation), to sell or to purchase the underlying futures contract for a specified price by exercising the option at any time during the option period. Brokerage commissions are incurred when a futures contract is bought or sold.

Futures traders are required to make a good faith margin deposit in cash or U.S. Government Securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements that are higher than the exchange minimums. Initial margin deposits on futures contracts are customarily set at levels much lower than the prices at which the underlying securities are purchased and sold, typically ranging upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin is required. Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. A Fund expects to earn interest income while its margin deposits are held pending performance on the futures contract.

When interest rates are expected to rise or market values of portfolio securities are expected to fall, a Fund can seek contracts to offset a decline in the value of its portfolio securities through the sale of futures. When interest rates are expected to fall or market values are expected to rise, through the purchase of such contracts, a Fund can attempt to secure better rates or prices for the Fund than might later be available in the market when it effects anticipated purchases.

A Fund’s ability to effectively utilize futures trading depends on several factors. First, it is possible that there is not a perfect price correlation between the futures contracts and their underlying stock index. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Fund could lose more than the original margin deposit required to initiate a futures transaction.

Restrictions on the Use of Futures Contracts

A Fund only sells futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase.

In addition to the margin restrictions discussed above, transactions in futures contracts may involve the segregation of funds pursuant to requirements imposed by the SEC. Where a Fund has a long position in a futures contract, it may be required to establish a segregated account (not with a futures commission merchant or broker, except as may be permitted under SEC rules) containing cash or certain liquid assets equal to the purchase price of the contract (less any margin on deposit). For a short position in futures or forward contracts held by a Fund, those requirements may mandate the establishment of a segregated account (not with a futures commission merchant or broker, except as may be permitted under SEC rules) with cash or certain liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts (but are not less than the price at which the short positions were established). However, segregation of assets is not required if a Fund “covers” a long position. For example, instead of segregating assets, a Fund holding a long position in a futures contract could purchase a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund. In addition, where a Fund takes short positions or engages in sales of call options, it need not segregate assets if it “covers” these positions. For example, a Fund holding a short position in a futures contract may cover by owning the instruments underlying the contract. A Fund may also cover such a position by holding a call option permitting it to purchase the same futures contract at a price no higher than the price at which the short position was established. When a Fund sells a call option on a futures contract, it may cover either by entering into a long position in the same contract at a price no higher than the strike price of the call option or by owning the instruments underlying the futures contract. A Fund could also cover this position by holding a separate call option permitting it to purchase the same futures contract at a price no higher than the strike price of the call option sold by the Fund.

In addition, the extent to which a Fund may enter into transactions involving futures contracts may be limited by the Code’s requirements for qualification as a registered investment company and the Fund’s intention to qualify as such.

Risk Factors in Futures Transactions

Positions in futures contracts may be closed out only on an exchange that provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain the required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge them. A Fund can minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on national futures exchanges and for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. Because the deposit requirements in the futures markets are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market that may also cause temporary price distortions. A relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if, at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies engaged in by a Fund are only for hedging purposes, it is expected that the Fund is generally not subject to risks of loss exceeding those that would be undertaken if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

Utilization of futures transactions by a Fund involves the risk of imperfect or no correlation where the securities underlying futures contract have different maturities than the portfolio securities being hedged. It is also possible that a Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.

Options

The Funds may purchase and sell put and call options on their portfolio securities to enhance investment performance and to protect against changes in market prices.

Covered Call Options

A Fund may write covered call options on its securities to realize a greater current return through the receipt of premiums than it would realize on its securities alone. Such option transactions may also be used as a limited form of hedging against a decline in the price of securities owned by the Fund.

A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the exercise price at any time before the expiration date. A call option is “covered” if the writer, at all times while obligated as a writer, either owns the underlying securities (or comparable securities satisfying the cover requirements of the securities exchanges) or has the right to acquire such securities through immediate conversion of securities.

In return for the premium received when it writes a covered call option, a Fund gives up some or all of the opportunity to profit from an increase in the market price of the securities covering the call option during the life of the option. The Fund retains the risk of loss should the price of such securities decline. If the option expires unexercised, the Fund realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security. If the option is exercised, the Fund realizes a gain or loss equal to the difference between the Fund’s cost for the underlying security and the proceeds of sale (exercise price minus commissions) plus the amount of the premium.

A Fund may terminate a call option that it has written before it expires by entering into a closing purchase transaction. A Fund may enter into closing purchase transactions in order to free itself to sell the underlying security or to write another call on the security, realize a profit on a previously written call option, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option generally reflects increases in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

Covered Put Options

A Fund may write covered put options in order to enhance its current return. Such options transactions may also be used as a limited form of hedging against an increase in the price of securities that the Fund plans to purchase. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A put option is “covered” if the writer segregates cash and high-grade short-term debt obligations or other permissible collateral equal to the price to be paid if the option is exercised.

In addition to the receipt of premiums and the potential gains from terminating such options in closing purchase transactions, a Fund also receives interest on the cash and debt securities maintained to cover the exercise price of the option. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value.

A Fund may terminate a put option that it has written before it expires by a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.

Purchasing Put and Call Options

A Fund may also purchase put options to protect portfolio holdings against a decline in market value. This protection lasts for the life of the put option because the Fund, as a holder of the option, may sell the underlying security at the exercise price regardless of any decline in its market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Fund must pay. These costs reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option.

A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

A Fund may also purchase put and call options to attempt to enhance its current return.

Options on Foreign Securities

The Funds may purchase and sell options on foreign securities if the Investment Manager believes that the investment characteristics of such options, including the risks of investing in such options, are consistent with the Fund’s investment objectives. Risks related to such options are not expected to differ materially from risks related to options on U.S. securities. However, position limits and other rules of foreign exchanges may differ from those in the United States. In addition, options markets in some countries, many of which are relatively new, may be less liquid than comparable markets in the United States.

Risks Involved in the Sale of Options

Options transactions involve certain risks, including the risks that the Investment Manager will not forecast interest rate or market movements correctly, that a Fund may be unable at times to close out such positions, and that hedging transactions may not accomplish their purpose because of imperfect market correlations. The successful use of these strategies depends on the ability of the Investment Manager to forecast market and interest rate movements correctly.

An exchange-listed option may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. If no secondary market were to exist, it would be impossible to enter into a closing transaction to close out an option position. As a result, a Fund may be forced to continue to hold, or to purchase at a fixed price, a security on which it has sold an option at a time when the Investment Manager believes it is inadvisable to do so.

Higher than anticipated trading activity or order flow or other unforeseen events might cause The Options Clearing Corporation or an exchange to institute special trading procedures or restrictions that might restrict a Fund’s use of options. The exchanges have established limitations on the maximum number of calls and puts of each class that may be held or written by an investor or group of investors acting in concert. The

Trust and other clients of the Investment Manager may be considered such a group. These position limits may restrict the Funds’ ability to purchase or sell options on particular securities.

Options that are not traded on national securities exchanges may be closed out only with the other party to the option transaction. For that reason, it may be more difficult to close out unlisted options than listed options. Furthermore, unlisted options are not subject to the protection afforded purchasers of listed options by The Options Clearing Corporation.

Government regulations, particularly the requirements for qualification as a regulated investment company (“RIC”) under the Code, may also restrict the Funds’ use of options.

Special Expiration Price Options

The Funds may purchase OTC puts and calls with respect to specified securities (“special expiration price options”) pursuant to which the Funds in effect may create a custom index relating to a particular industry or sector that the Investment Manager believes will increase or decrease in value generally as a group. In exchange for a premium, the counterparty, whose performance is guaranteed by a broker-dealer, agrees to purchase (or sell) a specified number of shares of a particular stock at a specified price and further agrees to cancel the option at a specified price that decreases straight line over the term of the option. Thus, the value of the special expiration price option comprises the market value of the applicable underlying security relative to the option exercise price and the value of the remaining premium. However, if the value of the underlying security increases (or decreases) by a prenegotiated amount, the special expiration price option is canceled and becomes worthless. A portion of the dividends during the term of the option are applied to reduce the exercise price if the options are exercised. Brokerage commissions and other transaction costs reduce a Fund’s profits if the special expiration price options are exercised. A Fund will not purchase special expiration price options with respect to more than 25% of the value of its net assets and will limit premiums paid for such options in accordance with state securities laws.

LEAPs

The Focus Fund may purchase certain long-term exchange-traded equity options called Long‑Term Equity Anticipation Securities (“LEAPs”). LEAPs provide a holder the opportunity to participate in the underlying securities’ appreciation in excess of a fixed dollar amount. The Focus Fund will not purchase these options with respect to more than 25% of the value of its net assets.

LEAPs are long-term call options that allow holders the opportunity to participate in the underlying securities’ appreciation in excess of a specified strike price without receiving payments equivalent to any cash dividends declared on the underlying securities. A LEAP holder is entitled to receive a specified number of shares of the underlying stock upon payment of the exercise price, and therefore the LEAP is exercisable at any time the price of the underlying stock is above the strike price. However, if at expiration the price of the underlying stock is at or below the strike price, the LEAP expires and is worthless.

Short Sales

Each Fund may seek to hedge investments or realize additional gains through the use of short sales. Short sales are transactions in which a Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale are retained by the broker (or by the Fund’s custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. A Fund also incurs transaction costs in effecting short sales.

Until the Fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Fund’s short position. Securities held in a segregated account cannot be sold while the position they are covering is outstanding, unless they are replaced with other liquid assets. The Fund’s ability to access the pledged collateral may also be impaired in the event the broker fails to comply with the terms of the contract due to, for instance, its insolvency or bankruptcy. In such instances, the Fund may not be able to substitute or sell the pledged collateral. Additionally, the Fund must maintain sufficient liquid assets (less any additional collateral pledged to the broker), marked-to-market daily, to cover the short sale obligation. This may limit the Fund's investment flexibility, as well as its ability to meet redemption requests or other current obligations.

A Fund incurs a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the security declines in price between those dates. The amount of any gain is decreased, and the amount of any loss is increased, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale.

Investment Company Securities

The Funds may invest in other investment companies to the extent permitted by the 1940 Act, other applicable law, or SEC exemption. Investment companies include other open-end investment companies, closed-end investment companies, unit investment trusts, and exchange‑traded investment companies (“ETFs”), which may be organized as either open-end investment companies or unit investment trusts, all of which are professionally managed portfolios. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Funds incur directly in connection with their own operations. Shareholders would also be exposed to the risks associated not only to the investments of the Fund but also to the portfolio investments of the underlying investment companies. Certain types of investment companies, such as closed‑end investment companies, issue a fixed number of shares that typically trade on a stock exchange or over the counter at a premium or discount to their net asset value. Others are continuously offered at net asset value but also may be traded in the secondary market.

When-Issued Securities

Each Fund may purchase securities on a when-issued or delayed‑delivery basis. These transactions are arrangements in which a Fund purchases securities with payment and delivery scheduled for a future time. When a Fund agrees to purchase securities on a when-issued basis, the Fund’s custodian must set aside cash or liquid portfolio securities equal to the amount of that commitment in a separate account, and may be required to subsequently place additional assets in the separate account to reflect any increase in the Fund’s commitment. Prior to delivery of when-issued securities, their value is subject to fluctuation and no income accrues until their receipt. A Fund engages in when-issued and delayed‑delivery transactions only for the purpose of acquiring portfolio securities consistent with its investment objective and policies, and not for investment leverage. In when-issued and delayed‑delivery transactions, a Fund relies on the seller to complete the transaction; its failure to do so may cause the Fund to miss a price or yield considered to be advantageous.

Rights and Warrants

The Technology Fund may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of warrants involves the risk that the Technology Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant’s expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

Initial Public Offerings

Each Fund may invest in securities issued in an initial public offering (“IPO”), which is a company’s first offering of stock to the public. Shares are given a market value reflecting the company’s assets and expectations for future growth. IPO securities typically are sold when the portfolio managers believe their market price has reached full value and may be sold shortly after purchase.

Each Fund that invests in IPO shares is subject to market risk and liquidity risk. The market value of IPO shares fluctuates considerably due to facts such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading, and limited public information about the issuer. The purchase of IPO shares by the Fund may involve high transaction costs. When a fund’s asset base is small, a significant portion of the fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the fund.

BP ENERGY TRANSITION FUND AND BP MIDSTREAM FUND

Master Limited Partnerships

Each Fund invests in Master Limited Partnerships (“MLPs”). An MLP is an entity that is taxed as a partnership under the Code and that has interests or “units” that are traded on securities exchanges like shares of corporate stock. A typical MLP consists of a general partner and limited partners, but some entities receiving partnership taxation treatment under the Code are established as limited liability companies. The general partner manages the partnership, has an ownership stake in the partnership (typically a 2% general partner equity interest and additional common units and subordinated units), and in many cases is eligible to receive an incentive distribution. The limited partners provide capital to the partnership, have a limited (if any) role in the operation and management of the partnership, and are entitled to receive cash distributions with respect to their units. An MLP typically pays an established minimum quarterly distribution to common unitholders, as provided under the terms of its partnership agreement. Common units have arrearage rights in distributions to the extent that the MLP fails to make minimum quarterly distributions. Once the MLP distributes the minimum quarterly distribution to common units, subordinated units then are entitled to receive distributions of up to the minimum quarterly distribution, but have no arrearage rights. At the discretion of the general partner, any distributable cash that exceeds the minimum quarterly distribution that the MLP distributed to the common and subordinated units is then distributed to both common and subordinated units, typically on a pro rata basis. Incentive distributions are often paid to the general partner such that as the distributions to limited partners increase, the general partner may receive a proportionately larger share of the total distribution. Incentive distributions are designed to encourage the general partner, who controls and operates the partnership, to maximize the partnership’s cash flow and increase distributions to the limited partners.

To qualify as an MLP for U.S. federal income tax purposes, an entity must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, the sale or disposition of real property, certain mineral or natural resources activities, the transportation or storage of certain fuels, and, in certain circumstances, commodities or futures, forwards, and options with respect to commodities, and the sale or other disposition of capital assets held for the production of such income. Mineral and natural resources activities include exploration, development, production, mining, processing, refining, marketing, and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber, or industrial‑source carbon dioxide. Currently, most MLPs operate in the energy, natural resources, or real estate sectors. The Funds anticipate that a substantial portion of the MLP entities in which the Funds invest will be engaged primarily in the energy sector, but the Funds may invest in MLP entities in any sector of the economy. Due to their tax treatment as partnerships, MLPs generally do not pay income taxes, but investors holding interests in MLPs are generally subject to tax on their shares of the MLPs’ income and gains.

Holders of an MLP’s units are exposed to a remote possibility of liability for all of the obligations of such MLP in the event that a court determines that the rights of the unitholders to take certain action under the limited partnership agreement would constitute “control” of the business of the MLP or if a court or governmental agency determines that the MLP is conducting business in a state without complying with the limited partnership statute of that state.

Certain MLPs in which the Funds may invest depend on their parent or sponsor entities for the majority of their revenues. If their parent or sponsor entities were to fail to make such payments or satisfy their obligations, the revenues and cash flows of such MLPs and the ability of such MLPs to make distributions to unitholders, such as the Funds, would be adversely affected.

Much of the benefit that the Funds may derive from their investments in equity securities of MLPs is because MLPs are treated as partnerships for U.S. federal income tax purposes. Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions, and expenses and pays taxes on those amounts. A change in current tax law or a change in the underlying business mix of a given MLP could result in such MLP being treated as a corporation for U.S. federal income tax purposes, which means the MLP would be required to pay U.S. federal income tax (as well as state and local income taxes) on its taxable income. This would reduce the amount of cash available for distribution by the MLP and could reduce the value of the Fund’s investment in the MLP and lower income to the Fund.

To the extent a distribution received by the Funds from an MLP is treated as a return of capital, the Fund’s adjusted tax basis in the interests of the MLP would be reduced, which could increase the Fund’s tax liability upon the sale of the interests in the MLP or upon subsequent distributions in respect of such interests.

Fund Structure (With Respect to the BP Midstream Fund)

Unlike traditional mutual funds that are structured as RICs for U.S. federal income tax purposes, the BP Midstream Fund is taxable as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. This means the Fund generally is subject to U.S. federal income tax on its taxable income at the rates applicable to corporations (currently a maximum rate of 21%) and also is subject to state and local income taxes.

Tax Estimation (With Respect to the BP Midstream Fund)

In calculating the Fund’s NAV, the BP Midstream Fund accounts for, among other things, its current taxes and deferred tax liability and deferred tax asset balances. The BP Midstream Fund accrues a deferred income tax liability balance, at the then-effective statutory U.S. federal income tax rate (currently 21%) plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Funds on interests of MLPs (and other entities that have economic characteristics similar to MLPs) considered to be return of capital and for any net operating gains. Any deferred tax liability balance would reduce the BP Midstream Fund’s NAV. The BP Midstream Fund may also accrue a deferred tax asset balance, which reflects an estimate of the Fund’s future tax benefit associated with net operating losses and unrealized losses. Any deferred tax asset balance would increase the BP Midstream Fund’s NAV. To the extent the BP Midstream Fund has a deferred tax asset balance, consideration is given as to whether or not a valuation allowance, which would offset the value of some or all of the deferred tax asset balance, is required. The BP Midstream Fund relies to some extent on information provided by MLPs (and other entities that have economic characteristics similar to MLPs), which may not be provided to the BP Midstream Fund on a timely basis, to estimate current taxes and deferred tax liability and asset balances for purposes of financial statement reporting and determining its NAV. The daily estimate of the BP Midstream Fund’s current taxes and deferred tax liability and asset balances used to calculate the BP Midstream Fund’s NAV could vary dramatically from the Fund’s actual tax liability or benefit, and, as a result, the determination of the Fund’s actual tax liability or benefit may have a material impact on the Fund’s NAV. From time to time, the BP Midstream Fund may modify its estimates or assumptions regarding its current taxes and deferred tax liability and asset balances as new information becomes available, which may have a material impact on the Fund’s NAV. Shareholders who redeem their shares at an NAV that is based on estimates of the BP Midstream Fund’s current taxes and deferred tax liability and asset balances may benefit at the expense of remaining shareholders (or remaining shareholders may benefit at the expense of redeeming shareholders) if the estimates are later revised or ultimately differ from the Fund’s actual current taxes and tax liability and asset balances.

Energy Sector

Each Fund focuses its investments in the energy sector, and therefore is susceptible to adverse economic, environmental, business, regulatory, and other occurrences affecting that sector. The energy sector has historically experienced substantial price volatility. At times, the performance of these investments may lag the performance of other sectors or the market as a whole. MLPs and other companies operating in the energy sector are subject to specific risks, including, among others, (i) fluctuations in commodity prices, (ii) reduced consumer demand for commodities such as oil, natural gas, and petroleum products, (iii) reduced availability of natural gas or other commodities for transporting, processing, storing, or delivering, (iv) slowdowns in new construction, (v) extreme weather or other natural disasters, and (vi) threats of attack by terrorists on energy assets.

Additionally, energy sector companies are subject to substantial government regulation, and changes in the regulatory environment for energy companies may adversely impact their profitability. Energy sector companies may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle. Changes in existing laws, regulations, or enforcement policies governing the energy sector could significantly increase the compliance costs of such companies. Certain energy sector companies could, from time to time, be held responsible for implementing remediation measures, the cost of which may not be recoverable from insurance. Over time, depletion of natural gas reserves and other energy reserves may also affect the profitability of energy companies. With respect to MLPs (and entities that have economic characteristics similar to MLPs), the Funds select their investments from the current small pool of issuers. Demand for investment opportunities in MLPs (and entities that have economic characteristics similar to MLPs) that operate energy-related businesses may exceed supply, which could make it difficult to operate the Funds.

Small-Cap and Mid-Cap Stocks

Each Fund may invest in stock of companies with market capitalizations that are small compared to other publicly traded companies. Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing, and service capabilities, and more stability and greater depth of management and personnel. Investments in smaller, less‑seasoned companies may present greater opportunities for growth, but also may involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more‑established companies. These companies may have limited product lines, markets, or financial resources, or they may depend on a limited management group. Their securities may be traded in the over‑the‑counter market or on a regional exchange, or may otherwise have limited liquidity. As a result of owning large positions in this type of security, the Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require such Fund to liquidate its securities positions. In addition, it may be prudent for a Fund, as its asset size grows, to limit the number of relatively small positions it holds in securities having limited liquidity in order to minimize its exposure to such risks, to minimize transaction costs, and to maximize the benefits of research. As a consequence, as a Fund’s asset size increases, such Fund may reduce its exposure to illiquid small capitalization securities, which could adversely affect performance.

Each Fund may also invest in stocks of companies with medium market capitalizations (i.e., mid-cap companies). Such investments share some of the risk characteristics of investments in stocks of companies with small market capitalizations described above, although mid‑cap companies tend to have longer operating histories, broader product lines, and greater financial resources, and their stocks tend to be more liquid and less volatile than those of smaller-capitalization issuers.

Initial Public Offerings

Securities purchased in IPOs are often issued by unseasoned companies that have the risks of smaller-capitalization companies. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. Securities issued in IPOs frequently are very volatile in price, and a Fund may hold securities purchased in IPOs for a very short period. As a result, a Fund’s investments in IPOs may increase portfolio turnover, which increases brokerage and administrative costs and may result in taxable distributions to shareholders.

From time to time, a Fund may not be able to invest, or may not be able to invest to the extent desired, in securities issued in an IPO because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of investors to which IPO securities are allocated increases, the number of securities issued to any one investor may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when it is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance generally decreases. There can be no assurance that investments in IPOs will improve a Fund’s performance.

Debt Securities

Debt securities are used by issuers to borrow money. Generally, issuers pay investors periodic interest and repay the amount borrowed either periodically during the life of the security or at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and accrue interest at the applicable coupon rate over a specified period. The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality, and maturity. In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall.

Lower-Rated Debt Securities

Each Fund may invest in lower-rated fixed-income securities (commonly known as “junk bonds”). Lower‑rated debt securities, rated Ba or below by Moody’s, rated BB or below by S&P, or unrated but determined by the Investment Manager or the sub-advisor to be of comparable quality, are described by the rating agencies as speculative and involve greater risk of default or price changes than higher-rated debt securities due to changes in the issuer’s creditworthiness or the fact that the issuer may already be in default. The lower ratings reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions could impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by a Fund more volatile and could limit a Fund’s ability to sell its securities at prices approximating the values such Fund had placed on such securities. In the absence of a liquid trading market for securities held by it, a Fund at times may be unable to establish the fair value of such securities.

Securities ratings are based largely on the issuer’s historical financial condition and the rating agencies’ analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition, which may be better or worse than the rating would indicate. In addition, the rating assigned to a security by Moody’s or S&P (or by any other nationally recognized securities rating agency) does not reflect an assessment of the volatility of the security’s market value or the liquidity of an investment in the security. Please refer to “DESCRIPTION OF SECURITIES RATINGS” for more information about credit ratings.

Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. A decrease in interest rates generally results in an increase in the value of a Fund’s fixed-income assets. Conversely, during periods of rising interest rates, the value of a Fund’s fixed-income assets generally declines. The values of lower-rated securities may often be affected to a greater extent by changes in general economic conditions and business conditions affecting the issuers of such securities and their industries. Negative publicity or investor perceptions may also adversely affect the values of lower-rated securities. Changes by nationally recognized securities rating agencies in their ratings of any fixed-income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally do not affect income derived from these securities, but do affect a Fund’s net asset value. A Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, the portfolio managers monitor the investment to determine whether its retention assists in meeting a Fund’s investment objective. Issuers of lower‑rated securities are often highly leveraged, which means that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. Such issuers may not have more traditional methods of financing available to them and may be unable to repay outstanding obligations at maturity by refinancing.

The risk of loss due to default in payment of interest or repayment of principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness. It is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell these securities when the portfolio managers believe it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing a Fund’s net asset value. In order to enforce its rights in the event of a default, a Fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer¹s obligations on such securities. This could increase a Fund’s operating expenses and adversely affect a Fund’s net asset value. The ability of a holder of a tax-exempt security to enforce the terms of that security in a bankruptcy proceeding may be more limited than would be the case with respect to securities of private issuers. In addition, the BP Energy Transition Fund’s intention to qualify as a RIC under the Code may limit the extent to which the Fund may exercise its rights by taking possession of such assets. To the extent a Fund invests in securities in the lower rating categories, the achievement of such Fund’s investment objective is more dependent on the portfolio managers’ investment analysis than would be the case if the Funds were investing in securities in the higher rating categories.

Sensitivity to Interest Rate and Economic Changes

Debt securities may be sensitive to economic changes, political and corporate developments, and interest rate changes. In addition, during an economic downturn or periods of rising interest rates, issuers that are highly leveraged may experience increased financial stress that could adversely affect their ability to meet projected business goals, obtain additional financing, and service their principal and interest payment obligations. Furthermore, periods of economic change and uncertainty can be expected to result in increased volatility of market prices and yields of certain debt securities. For example, prices of these securities can be affected by financial contracts held by the issuer or third parties (such as derivatives) related to the security or other assets or indices.

Payment Expectations

Debt securities may contain redemption or call provisions. If an issuer were to exercise these provisions in a lower interest rate environment, a Fund would have to replace the security with a lower yielding security, resulting in decreased income to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, a Fund may incur losses or expenses in seeking recovery of amounts owed to it.

Liquidity and Valuation

There may be limited trading in the secondary market for particular debt securities, which may adversely affect a Fund’s ability to accurately value or sell such debt securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value or liquidity of debt securities. The portfolio managers attempt to reduce the risks described above through diversification (of the BP Energy Transition Fund’s portfolio and, to the extent practicable, the BP Midstream Fund’s portfolio), through credit analysis of each issuer, and by monitoring broad economic trends as well as corporate and legislative developments, but there can be no assurance that it will be successful in doing so. Credit ratings of debt securities provided by rating agencies indicate a measure of the safety of principal and interest payments, not market value risk. The rating of an issuer is a rating agency’s view of past and future potential developments related to the issuer and may not necessarily reflect actual outcomes. There can be a lag between corporate developments and the time a rating is assigned or updated.

Bond rating agencies may assign modifiers (such as +/–) to ratings categories to signify the relative position of a credit within the rating category. Investment policies that are based on ratings categories should be read to include any security within that category, without considering the modifier. Please refer to “DESCRIPTION OF SECURITIES RATINGS” for more information about credit ratings.

Short Sales

A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund incurs a loss; conversely, if the price declines, the Fund realizes a gain. Any loss is increased, and any gain is decreased, by the transaction costs incurred by a Fund, including the costs associated with providing collateral to the broker‑dealer (usually cash and liquid securities) and the maintenance of collateral with its custodian. The broker-dealer retains the net proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out. A Fund also may be required to pay a premium to borrow a security, which would increase the cost of the security sold short. Although a Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

When the portfolio managers believe that the price of a particular security held by a Fund may decline, it may make “short sales against the box” to hedge the unrealized gain on such security. Selling short against the box involves selling a security that the Fund owns for delivery at a specified date in the future. A Fund incurs transaction costs to open, maintain, and close short sales against the box.

To the extent a Fund sells securities short (except in the case of short sales against the box), it is required to segregate an amount of cash or liquid securities on its records equal to the market price of the securities sold short. The segregated assets are marked to market daily in an attempt to ensure that the amount deposited in the segregated account is at least equal to the market value of the securities sold short. Segregated securities cannot be sold while the position they are covering is outstanding unless they are replaced with similar securities. As a result, there is the possibility that segregation of a large percentage of a Fund’s assets could affect its portfolio management.

Hedging

Each Fund may utilize a variety of financial instruments, such as derivatives, options, and forward contracts, both for investment purposes and for hedging purposes. Hedging involves special risks including the possible default by the other party to the transaction, illiquidity and, to the extent the portfolio managers’ assessment of certain market movements is incorrect, the risk of losses greater than if hedging had not been used. Nonetheless, with respect to certain investment positions, a Fund may not be sufficiently hedged against market fluctuations, in which case an investment position could result in a loss greater than if the Fund had been sufficiently hedged with respect to such position.

The portfolio managers do not attempt to hedge all market or other risks inherent in a Fund’s positions, and hedge certain risks, if at all, only partially. Specifically, the portfolio managers may choose not to, or may determine that it is economically unattractive to, hedge certain risks, either in respect of particular positions or in respect of a Fund’s overall portfolio. Moreover, it should be noted that a Fund’s portfolio always is exposed to unidentified systematic risk factors and to certain risks that cannot be completely hedged, such as credit risk (relating both to particular securities and to counterparties). A Fund’s portfolio composition may result in various directional market risks remaining unhedged, although the portfolio managers may rely on diversification to control such risks to the extent that they believe it is desirable to do so.

Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet fully known and may not be for some time. Any new regulations could adversely affect the value, availability, and performance of derivative instruments, may make them costlier, and may limit or restrict their use by the Funds.

Options on Securities and Securities Indices

Each Fund may invest in call options and put options. A call option entitles a Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A put option entitles a Fund, in return for the premium paid, to sell specified securities during the option period. Each Fund may invest in both European-style and American-style options. A European-style option is only exercisable immediately prior to its expiration. American-style options are exercisable at any time prior to the expiration date of the option.

Each Fund may purchase and sell options traded on U.S. and foreign exchanges based on the market value of the options. Although a Fund generally purchases only those options for which there appear to be an active secondary market, there can be no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, so a Fund would have to exercise its options in order to realize any profit and would incur transaction costs on the purchase or sale of the underlying securities.

Writing Call Options

Each Fund may write covered call options. A call option is “covered” if a Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amounts as held in a segregated account by its custodian). The writer of a call option receives a premium and gives the purchaser the right to buy the security underlying the option at the exercise price. Upon exercise of the option, the writer has the obligation to deliver the underlying security against payment of the exercise price during the option period. If the writer of an exchange-traded option wishes to terminate its obligation, the writer may effect a “closing purchase transaction.” This is accomplished by buying an option of the same series as the option previously written. A writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.

Effecting a closing transaction in a written call option permits a Fund to write another call option on the underlying security with either a different exercise price, expiration date, or both. In addition, effecting a closing transaction permits the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of a Fund. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it effects a closing transaction prior to or concurrent with the sale of the security.

A Fund realizes a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option or if the proceeds from the closing transaction are more than the premium paid to purchase the option. A Fund realizes a loss from a closing transaction if the cost of the closing transaction is more than the premium received from writing the option or if the proceeds from the closing transaction are less than the premium paid to purchase the option. However, because increases in the market price of a call option generally reflect increases in the market price of the underlying security, any loss to a Fund resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.

In addition to covered call options, each Fund may write uncovered (or “naked”) call options on securities, including ETFs, and indices; however, SEC rules require that a Fund segregate assets on its books and records with a value equal to the value of the securities or the index that the holder of the option is entitled to call. Segregated securities cannot be sold while the option strategy is outstanding, unless they are replaced with other suitable assets. As a result, segregating a large percentage of a Fund’s assets could impede portfolio management or a Fund’s ability to meet redemption requests or other current obligations.

Writing Covered Index Call Options

Each Fund may sell index call options. Each Fund may also execute a closing purchase transaction with respect to the option it has sold and then sell another option with a different exercise price, expiration date, or both. A Fund’s objective in entering into such closing transactions is to increase option premium income, to limit losses, or to protect anticipated gains in the underlying stocks. The cost of a closing transaction, while reducing the premium income realized from the sale of the option, should be offset, at least in part, by the appreciation in the value of the underlying index and by the opportunity to realize additional premium income from selling a new option.

When a Fund sells an index call option, it does not deliver the underlying stocks or cash to the broker through whom the transaction is effected. In the case of an exchange-traded option, the Fund establishes an escrow account. The Fund’s custodian (or a securities depository acting for the Fund’s custodian) acts as each Fund’s escrow agent. The escrow agent enters into documents known as escrow receipts with respect to the stocks included in a Fund (or escrow receipts with respect to other acceptable securities). The escrow agent releases the stocks from the escrow account when the call option expires or a Fund enters into a closing purchase transaction. Until such release, the underlying stocks cannot be sold by a Fund. Each Fund may enter into similar collateral arrangements with the counterparty when it sells over-the-counter index call options.

When a Fund sells an index call option, it is also required to “cover” the option pursuant to requirements enunciated by the staff of the SEC. The staff has indicated that a mutual fund may cover an index call option by (i) owning and holding for the term of the option a portfolio of stocks substantially replicating the movement of the index underlying the call option, (ii) purchasing an American-style call option on the same index with an exercise price not greater than the exercise price of the written option, or (iii) establishing and maintaining for the term of the option a segregated account consisting of cash, U.S. government securities, or other high-grade debt securities equal in value to the aggregate contract price of the call option (the current index value times the specific multiple). A Fund generally covers the index options it has sold by owning and holding stocks substantially replicating the movement of the applicable index. As an alternative method of covering the option, a Fund may purchase an appropriate offsetting option.

The purchaser of an index call option sold by a Fund may exercise the option at a price fixed as of the closing level of the index on exercise date. Unless a Fund has liquid assets sufficient to satisfy the exercise of the index call option, a Fund would be required to liquidate portfolio securities to satisfy the exercise. The market value of such securities may decline between the time the option is exercised and the time a Fund is able to sell the securities. If a Fund fails to anticipate an exercise, it may have to borrow from a bank (in amounts not exceeding 5% of a Fund’s total assets) pending settlement of the sale of the portfolio securities and thereby incur interest charges. If trading is interrupted on the index, a Fund may not be able to close out its option positions.

Risks of Transactions in Options

There are several risks associated with transactions in options on securities and indices. Options may be more volatile than the underlying securities and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation in value than an investment in the underlying securities themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for many reasons, including the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions, or other restrictions may be imposed with respect to particular classes or series of options of underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or clearing corporation may not be adequate to handle current trading volume at all times; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A decision as to whether, when, and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

The extent to which the BP Energy Transition Fund may enter into options transactions may be limited by the requirements of the Code relating to the qualification of the BP Energy Transition Fund as a RIC.

Over-the-Counter Options

Each Fund may engage in transactions involving over-the-counter options as well as exchange-traded options. Certain additional risks are specific to over-the-counter options. Each Fund may engage a clearing corporation to exercise exchange-traded options, but if a Fund purchased an over-the-counter option, it must then rely on the dealer from which it purchased the option if the option is exercised. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while over-the-counter options may not. Consequently, each Fund may be able to realize the value of an over-the-counter option it has purchased only by exercising or reselling the option to the dealer who issued it. Similarly, when a Fund writes an over‑the‑counter option, the Fund may be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the Fund originally wrote the option. While a Fund seeks to enter into over-the-counter options only with dealers who will agree to, and are expected to be capable of, entering into closing transactions with the Fund, there can be no assurance that a Fund will at any time be able to liquidate an over-the-counter option at a favorable price at any time prior to expiration. Unless a Fund, as a covered over-the-counter call option writer, is able to effect a closing purchase transaction, it would be unable to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, a Fund may be unable to liquidate an over-the-counter option. With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to a Fund. For example, since each Fund must maintain a secured position with respect to any call option on a security it writes, a Fund may not sell the assets that it has segregated to secure the position while it is obligated under the option. This requirement may impair a Fund’s ability to sell portfolio securities at a time when such sale might be advantageous.

The SEC has taken the position that purchased over-the-counter options are illiquid securities. A Fund may treat the cover used for written over-the-counter options as liquid if the dealer agrees that the Fund may repurchase the over-the-counter option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the over-the-counter option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. Accordingly, a Fund treats over‑the‑counter options as subject to the Fund’s limitation on illiquid securities. If the SEC were to change its position on the liquidity of over-the-counter options, each Fund would change the treatment of such instruments accordingly.

Stock Index Options

Each Fund may invest in options on indices, including broad-based security indices. Puts and calls on indices are similar to puts and calls on other investments except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities. When a Fund writes a call on an index, it receives a premium and agrees that, upon exercise of the call prior to the expiration date, the purchaser of the call receives from the Fund a certain amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiplier, which determines the total dollar value for each point of such difference. When a Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund’s exercise of the put, to deliver to the Fund a certain amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put. The amount of cash is determined by the multiplier, as described above for calls. When a Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and exercise price times the multiplier if the closing level is less than the exercise price.

The risks of investment in options on indices may be greater than options on securities. Because index options are settled in cash, if a Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying index. A Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities or instruments similar to those upon which the underlying index is based. However, a Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities or instruments as underlie the index and, as a result, bears a risk that the value of the securities or instruments held will vary from the value of the index.

Even if a Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the “timing risk” inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, a fund as the call writer does not learn of the assignment until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security or instrument, such as common stock, because there the writer’s obligation is to deliver the underlying security or instrument, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security or instrument, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds investments that exactly match the composition of the underlying index, it would be unable to satisfy its assignment obligations by delivering those investments against payment of the exercise price. Instead, it would be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This “timing risk” is an inherent limitation on the ability of index call writers to cover their risk exposure by holding security or instrument positions.

If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out of the money, a Fund would be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

Futures and Options on Futures

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security or currency at a specified future time at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (contracts traded on the same exchange, on the same underlying security or index, and with the same delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain; if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain; if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations. The Funds may use futures contracts and related options for bona fide hedging purposes, such as to offset changes in the value of securities held or expected to be acquired or be disposed of or to minimize fluctuations in foreign currencies. The Funds minimize the risk that it would be unable to close out a futures contract by entering only into futures contracts that are traded on national futures exchanges.

An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally, contracts are closed out prior to their expiration date.

To avoid leveraging and related risks, when a Fund invests in futures contracts, the Fund covers positions by depositing an amount of cash or liquid securities equal to the market value of the futures positions held, less margin deposits, in a segregated account and that amount is marked-to-market on a daily basis.

There are risks associated with these activities, including the following: (i) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets, and movements in interest rates; (ii) there may be an imperfect or lack of correlation between the changes in market value of the securities held and the prices of futures and options on futures; (iii) there may not be a liquid secondary market for a futures contract or option; (iv) trading restrictions or limitations may be imposed by an exchange; and (v) government regulations may restrict trading in futures contracts and options on futures.

The Funds may buy and sell futures contracts and related options to manage exposure to changing interest rates and securities prices. Some strategies reduce the Funds’ exposure to price fluctuations, while others tend to increase market exposure. Futures and options on futures can be volatile instruments and involve certain risks that could negatively impact the Funds’ return. No price is paid upon entering into futures contracts. Instead, the Funds would be required to deposit an amount of cash or U.S. Treasury securities known as “initial margin.” Subsequent payments, called “variation margin,” to and from the broker, would be made on a daily basis as the value of the future position varies (a process known as “marked to market”). The margin is in the nature of performance bond or good-faith deposit on a futures contract. Futures and options on futures are taxable instruments.

Stock Index Futures

Each Fund may invest in stock index futures only as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to accept), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, each Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

Swap Agreements

 Each Fund may enter into interest rate, currency, and index swaps and the purchase or sale of related caps, floors, and collars. A Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, or to protect against any increase in the price of securities it anticipates purchasing at a later date. Swaps may be used in conjunction with other instruments to offset interest rate, currency, or other underlying risks. For example, interest rate swaps may be offset with “caps,” “floors,” or “collars.” A “cap” is essentially a call option that places a limit on the amount of floating rate interest that must be paid on a certain principal amount. A “floor” is a put option that places a limit on the minimum amount that would be paid on a certain principal amount. A “collar” is a combination of a long cap and a short floor where the limits are set at different levels.

A Fund usually enters into swaps on a net basis; that is, the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. To the extent obligations created thereby may be deemed to constitute senior securities, a Fund maintains required collateral in a segregated account consisting of U.S. government securities or cash or cash equivalents. If a Fund is assigned an exercise notice on a call it has written, it is required to liquidate portfolio securities in order to satisfy the exercise unless it has other liquid assets that are sufficient to satisfy the exercise of the call. If a Fund has written a call, there is also a risk that the market may decline between the time the Fund has a call exercised against it, at a price that is fixed as of the closing level of the index on the date of exercise and the time it is able to sell securities in its portfolio. As with stock options, a Fund does not learn that an index option has been exercised until the day following the exercise date, but, unlike a call on stock where it would be able to deliver the underlying securities in settlement, the Fund may have to sell part of its securities portfolio in order to make settlement in cash, and the price of such securities might decline before they can be sold. For example, even if an index call which a Fund has written is covered by an index call held by the Fund with the same strike price, it bears the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the Options Clearing Corporation and the close of trading on the date the Fund exercises the call it holds or the time it sells the call, which in either case would occur no earlier than the day following the day the exercise notice was filed.

Total Return Swaps

Each Fund may enter into total return swap contracts for investment purposes. Total return swaps are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities, or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate of the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market, including in cases in which there may be disadvantages associated with direct ownership of a particular security. In a typical total return equity swap, payments made by a Fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity security, a combination of such securities, or an index). That is, one party agrees to pay another party the return on a stock, basket of stocks, or stock index in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Total return swaps involve not only the risk associated with the investment in the underlying securities, but also the risk of the counterparty not fulfilling its obligations under the agreement.

Credit Default Swaps

Each Fund may enter into credit default swap agreements for investment purposes. A credit default swap agreement may have as reference obligations one or more securities that are not currently held by a Fund. A Fund may be either the buyer or seller in the transaction. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors. As a seller, a Fund would generally receive an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full face amount of deliverable obligations of the reference obligations that may have little or no value. If a Fund were a buyer and no credit event occurs, the Fund would recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference obligation that may have little or no value. The use of swap agreements by a fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index, but also of the swap itself, without the benefit of observing the performance of the swap under all the possible market conditions. Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss regardless of the size of the initial investment.

Each Fund may also purchase credit default swap contracts to hedge against the risk of default of the debt of a particular issuer or basket of issuers, in which case the Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve the risk that the seller may fail to satisfy its payment obligations to a Fund in the event of a default. The purchase of credit default swaps involves costs, which reduce a Fund’s return.

Currency Swaps

Each Fund may enter into currency swap agreements for investment purposes. Currency swaps are similar to interest rate swaps, except that they involve multiple currencies. A Fund may enter into a currency swap when it has exposure to one currency and desires exposure to a different currency. Typically, the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. In addition to paying and receiving amounts at the beginning and termination of the agreements, both sides also have to pay in full periodically based on the currency they have borrowed. Change in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

Interest Rate Swaps

Each Fund may enter into an interest rate swap in an effort to protect against declines in the value of fixed income securities held by a Fund. In such an instance, a Fund may agree to pay a fixed rate (multiplied by a notional amount) while a counterparty agrees to pay a floating rate (multiplied by the same notional amount). If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value.

Options on Swaps

An option on a swap agreement, or a “swaption,” is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. In return, the purchaser pays a premium to the seller of the contract. The seller of the contract receives the premium and bears the risk of unfavorable changes on the underlying swap. Each Fund may write (sell) and purchase put and call swaptions. Each Fund may also enter into swaptions on either an asset-based or a liability-based basis, depending on whether a Fund is hedging its assets or its liabilities. Each Fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. A Fund may enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its holding, as a duration management technique to protect against an increase in the price of securities the Fund anticipates purchasing at a later date, or for any other purposes, such as for speculation to increase returns. Swaptions are generally subject to the same risks involved in a Fund’s use of options.

Depending on the terms of the particular option agreement, a Fund generally incurs a greater degree of risk when it writes a swaption than when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund becomes obligated according to the terms of the underlying agreement.

Derivatives

Under CFTC rules, transactions in some types of interest rate swaps and credit default index swaps on North American and European indices are required to be cleared. In a cleared derivatives transaction, a Fund’s counterparty is a clearinghouse (such as CME Clearing, ICE Clearing, or LCH Clearnet), rather than a bank or broker. Since neither Fund is a clearinghouse member and only members of a clearinghouse can participate directly in the clearinghouse, a Fund holds cleared derivatives through accounts at clearing members, which are futures commission merchants that are members of the clearinghouses and that have the appropriate regulatory approvals to engage in swap transactions. A Fund makes and receives payments owed under cleared derivatives transactions (including margin payments) through its accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearinghouse. In contrast to bilateral derivatives transactions, following a period of advance notice to a Fund, clearing members generally can require termination of existing cleared derivatives transactions at any time and increases in margin above the margin that it required at the beginning of a transaction. Clearinghouses also have broad rights to increase margin requirements for existing transactions and to terminate transactions. Any such increase or termination could interfere with the ability of a Fund to pursue its investment strategy. In addition, a Fund is subject to execution risk if it enters into a derivatives transaction that is required to be cleared (or that the portfolio managers expect to be cleared), and no clearing member is willing or able to clear the transaction on a Fund’s behalf. While the documentation in place between a Fund and its clearing members generally provides that the clearing members accept for clearing all transactions submitted for clearing that are within credit limits specified by the clearing members in advance, a Fund could be subject to this execution risk if a

Fund submits for clearing transactions that exceed such credit limits, if the clearinghouse does not accept the transactions for clearing, or if the clearing members do not comply with their agreement to clear such transactions. In that case, the transaction might have to be terminated, and a Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the transaction. In addition, new regulations could, among other things, restrict a Fund’s ability to engage in, or increase the cost to a Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to a Fund or increasing margin or capital requirements. If a Fund is not able to enter into a particular derivatives transaction, a Fund’s investment performance and risk profile could be adversely affected as a result.

Counterparty risk with respect to over-the-counter derivatives may be affected by regulations promulgated by the CFTC and SEC that impact the derivatives market. Some derivatives transactions will be required to be cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearinghouse and the clearing member through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivative transaction. Clearing members are required to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing broker from its customers are generally held by the clearing broker on a commingled basis in an omnibus account, which may also invest those funds in certain instruments permitted under the applicable regulations. The assets of a Fund might not be fully protected in the event of the bankruptcy of a Fund’s clearing member because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s customers for a relevant account class. Also, the clearing member transfers to the clearinghouse the amount of margin required by the clearinghouse for cleared swaps, which amounts are generally held in an omnibus account at the clearinghouse for all customers of the clearing member. Regulations promulgated by the CFTC require that the clearing member notify the clearinghouse of the amount of initial margin provided by the clearing member to the clearinghouse that is attributable to each customer. However, if the clearing member does not provide accurate reporting, a Fund is subject to the risk that a clearinghouse will use a Fund’s assets held in an omnibus account at the clearinghouse to satisfy payment obligations of a defaulting customer of the clearing member to the clearinghouse. In addition, clearing members generally provide to the clearinghouse the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than the gross amount of each customer. A Fund is therefore subject to the risk that a clearinghouse will not make variation margin payments owed to a Fund if another customer of the clearing member has suffered a loss and is in default.

The regulation of derivatives markets in the United States is a rapidly changing area of law and is subject to modification by government and judicial action. New laws and regulations may negatively impact the Funds by increasing transaction or regulatory compliance costs, limiting the availability of certain derivatives, or otherwise adversely affecting the value or performance of derivatives the Funds trade. On October 28, 2020, the SEC adopted Rule 18f-4 (the “Derivatives Rule”) under the 1940 Act which, following an implementation period, will replace existing SEC guidance with an updated framework for registered funds’ use of derivatives. Among other changes, the Derivatives Rule will require funds to trade derivatives and certain other instruments that create future payment or delivery obligations subject to a value-at-risk leverage limit, develop and implement a derivatives risk management program and new testing requirements, and comply with new requirements related to board and SEC reporting. These new requirements apply unless a fund qualifies as a “limited derivatives user,” as defined in the Derivatives Rule. Complying with the Derivatives Rule may increase the cost of a Fund’s investments and cost of doing business, which could adversely affect investors. Other potentially adverse regulatory obligations can develop suddenly and without notice.

Temporary Investments

Each Fund may take temporary defensive measures that are inconsistent with the Fund’s normal fundamental or non-fundamental investment policies and strategies in response to adverse market, economic, political, or other conditions as determined by the portfolio managers. Such measures could include, but are not limited to, investments in (i) highly liquid short-term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. government and its agencies, commercial paper, and bank certificates of deposit, (ii) repurchase agreements involving any such securities, and (iii) other money market instruments. Each Fund also may invest in shares of money market mutual funds to the extent permitted under applicable law. Money market mutual funds are investment companies, and the investments in those companies by a Fund are in some cases subject to certain fundamental investment restrictions. As a shareholder in a mutual fund, each Fund bears its ratable share of its expenses, including management fees, and remains subject to payment of the fees to the Investment Manager, with respect to assets so invested. A Fund may not achieve its investment objectives during temporary defensive periods.

Short-Term Investments

The Funds may invest in any of the securities and instruments described below.

Bank Certificates of Deposit, Bankers’ Acceptances, and Time Deposits

Each Fund may acquire certificates of deposit, bankers’ acceptances, and time deposits in U.S. dollar or foreign currencies. Certificates of deposit are negotiable certificates issued against monies deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Time deposits are non‑negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate. These short-term instruments that a Fund may acquire must, at the time of purchase, have capital, surplus, and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. government. If a Fund holds instruments of foreign banks or financial institutions, it may be subject to additional investment risks that are different in some respects from those incurred if a Fund invests only in debt obligations of U.S. domestic issuers. Such risks include future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located, the possible confiscation or nationalization of foreign deposits, the possible establishment of exchange controls, or the possible adoption of other foreign governmental restrictions that may adversely affect the payment of principal and interest on these securities.

Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans that may be made and interest rates that may be charged. In addition, the profitability of the banking industry depends largely on the availability and cost of funds and the interest income generated from lending operations. General economic conditions and the quality of loan portfolios affect the banking industry.

As a result of federal and state laws and regulations, domestic banks are required to maintain specified levels of reserves, are limited in the amount that they can loan to a single borrower, and are subject to regulations designed to promote financial soundness. However, such laws and regulations may not necessarily apply to foreign banks, thereby increasing the risk involved in a Fund acquiring bank obligations.

Commercial Paper, Short-Term Notes, and Other Corporate Obligations

Each Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Each Fund’s investment in commercial paper and short-term notes consists of issues rated at the time of purchase “A-2” or higher by S&P, “Prime-1,” or “Prime-2” by Moody’s, or similarly rated by another nationally recognized statistical rating organization or, if unrated, are determined by the Investment Manager or the sub‑advisor to be of comparable quality. These rating symbols are described under the heading “DESCRIPTION OF SECURITIES RATINGS.”

Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations, i.e., credit risk. The portfolio managers may actively expose a Fund to credit risk. However, there can be no guarantee that the portfolio managers will be successful in making the right selections and thus fully mitigate the impact of credit risk changes on a Fund.

Repurchase Agreements

Each Fund may enter into repurchase agreements with respect to its portfolio securities. Pursuant to such agreements, a Fund acquires securities from financial institutions such as banks and broker-dealers deemed to be creditworthy by the portfolio managers, subject to the seller’s agreement to repurchase, and the Fund’s agreement to resell, such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short‑term rates (which may be more or less than the rate on the underlying portfolio security). Securities subject to repurchase agreements are held by the Fund’s custodian or in the Federal Reserve/Treasury Book‑Entry System or an equivalent foreign system. The seller under a repurchase agreement is required to maintain the value of the underlying securities at not less than 102% of the repurchase price under the agreement. If the seller defaults on its repurchase obligation, a Fund suffers a loss to the extent that the proceeds from a sale of the underlying securities are less than the repurchase price under the agreement. Bankruptcy or insolvency of a defaulting seller may cause a Fund’s rights with respect to such securities to be delayed or limited. Repurchase agreements are considered to be loans under the 1940 Act.

Reverse Repurchase Agreements

Each Fund may enter into “reverse” repurchase agreements to avoid selling securities during unfavorable market conditions to meet redemptions. Each Fund may invest a maximum of 10% of total assets in reverse repurchase agreements. Pursuant to a reverse repurchase agreement, a Fund sells portfolio securities and agree to repurchase them from the buyer at a particular date and price. Whenever a Fund enters into a reverse repurchase agreement, it establishes a segregated account in which it maintains liquid assets in an amount at least equal to the repurchase price marked to market daily (including accrued interest), and subsequently monitors the account to ensure that such equivalent value is maintained. Such assets include U.S. government securities or other liquid, high‑grade debt securities. Reverse repurchase agreements are not considered to be borrowings for the purpose of a Fund’s limitation on borrowing when assets have been appropriately segregated as described in the prior two sentences. A Fund pays interest on amounts obtained pursuant to reverse repurchase agreements.

Government Obligations

Each Fund may invest in U.S. government obligations. Such obligations include Treasury bills, certificates of indebtedness, notes, and bonds. U.S. government obligations include securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis. U.S. government obligations include securities issued or guaranteed by government-sponsored enterprises.

Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities, including government-sponsored enterprises, where it is not obligated to do so. In addition, U.S. government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Mortgage-Backed Securities

Each Fund may invest in mortgage-backed securities and derivative mortgage-backed securities, as well as in “principal only” and “interest only” components of mortgage-backed securities. Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. As with other debt securities, mortgage-backed securities are subject to credit risk and interest rate risk. However, the yield and maturity characteristics of mortgage-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may normally be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. The relationship between prepayments and interest rates may give some mortgage-backed securities less potential for growth in value than conventional fixed-income securities with comparable maturities. In addition, in periods of falling interest rates, the rate of prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by a Fund generally is at lower rates than the rates that were carried by the obligations that have been prepaid. If interest rates rise, borrowers may prepay mortgages more slowly than originally expected. This may further reduce the market value of mortgage-backed securities and lengthen their durations. Because of these and other reasons, a mortgage-backed security’s total return, maturity, and duration may be difficult to predict precisely.

Mortgage-backed securities come in different classes that have different risks. Junior classes of mortgage-backed securities are designed to protect the senior class investors against losses on the underlying mortgage loans by taking the first loss if there are liquidations among the underlying loans. Junior classes generally receive principal and interest payments only after all required payments have been made to more senior classes. If a Fund invests in junior classes of mortgage-related securities, it may not be able to recover all of its investment in the securities it purchases. In addition, if the underlying mortgage portfolio has been overvalued, or if mortgage values subsequently decline, a Fund may suffer significant losses. Investments in mortgage-backed securities involve the risks of interruptions in the payment of interest and principal (delinquency) and the potential for loss of principal if the property underlying the security is sold due to foreclosure on the mortgage (default). These risks include the risks associated with direct ownership of real estate, such as the effects of general and local economic conditions on real estate values, the conditions of specific industry segments, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants, which in turn may be affected by local market conditions such as oversupply of space or a reduction of available space, the ability of the owner to provide adequate maintenance and insurance, energy costs, government regulations with respect to environmental, zoning, rent control, and other matters, and real estate and other taxes. If the underlying borrowers cannot pay their mortgage loans, they may default and the lenders may foreclose on the property.

The ability of borrowers to repay mortgage loans underlying mortgage-backed securities typically depends on the future availability of financing and the stability of real estate values. For mortgage loans not guaranteed by a government agency or other party, the only remedy of the lender in the event of a default is to foreclose on the property. If borrowers are not able or willing to pay the principal balance on the loans, there is a good chance that payments on the related mortgage-related securities will not be made. Certain borrowers on underlying mortgages may become subject to bankruptcy proceedings, in which case the value of the mortgage‑backed securities may decline.

The residential real estate market in the United States has experienced significant upheaval in the past. During such upheaval, among other things, the value of residential real estate decreased significantly. This decrease in value was more pronounced in some regions of the country, but prices dropped substantially overall. These significant decreases affected the value of both prime and subprime mortgage-backed securities because payments of principal and interest on residential mortgages varied due to foreclosures, job losses, and other factors. As a result of these conditions, mortgage-backed securities lost value, including the “senior” classes of those securities. There can be no assurance that mortgage-backed securities will make payments of principal and interest at the times or in the amounts scheduled.

Asset-Backed Securities

Each Fund may invest in asset-backed securities that, through the use of trusts and special purpose vehicles, are securitized with various types of assets, such as automobile receivables, credit card receivables, and home-equity loans in pass-through structures similar to the mortgage‑related securities described above. In general, the collateral supporting asset-backed securities is of shorter maturity than the collateral supporting mortgage loans and is less likely to experience substantial prepayments. However, asset-backed securities are not backed by any governmental agency.

Borrowing

Currently, the 1940 Act permits a Fund to borrow money from banks in amounts of up to one-third of the Fund’s total assets (including the amount borrowed). To the extent permitted by the 1940 Act, or the rules and regulations thereunder, a Fund may also borrow an additional 5% of its total assets without regard to the foregoing limitation for temporary purposes, such as the clearance of portfolio transactions. To limit the risks attendant to borrowing, the 1940 Act requires a Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of a Fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Each Fund would reduce its borrowing amount within three days if that Fund’s asset coverage were to fall below the amount required by the 1940 Act.

The use of borrowing by a Fund involves special risk considerations that may not be associated with other funds having similar objectives and policies. Borrowing money to increase a Fund’s investment portfolio is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of a Fund’s shares to be more volatile than if the Fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of a Fund’s portfolio holdings. Since substantially all of a Fund’s assets fluctuate in value, while the interest obligation resulting from a borrowing are fixed by the terms of the Fund’s agreement with its lender, the net asset value per share of the Fund tends to increase more when its portfolio securities increase in value and decrease more when its portfolio assets decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market interest rates and may partially offset or exceed the return earned on borrowed funds. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, a Fund may have to sell securities at a time and at a price that is unfavorable to the Fund. Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. There also are costs associated with borrowing money, and these costs offset, and could eliminate, the Fund’s net investment income in any given period.

Sovereign Debt Obligations

Each Fund may invest in sovereign debt obligations, which are securities issued or guaranteed by foreign governments, governmental agencies or instrumentalities, and political subdivisions, including debt of developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and payment of interest may depend on political, as well as economic, factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government Securities, repayment of principal and payment of interest is not guaranteed by the U.S. government. There is no bankruptcy proceeding by which sovereign debt may be collected.

Municipal Bonds

Municipal bonds are debt obligations issued by the states, possessions, or territories of the United States (including the District of Columbia) or a political subdivision, public instrumentality, agency, public authority, or other governmental unit of such states, possessions, or territories (e.g., counties, cities, towns, villages, districts, and authorities). For example, states, possessions, territories, and municipalities may issue municipal bonds to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works, gas, and electric utilities. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses. Municipal bonds may be general obligation bonds or revenue bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable from revenues derived from particular facilities, from the proceeds of a special excise tax, or from other specific revenue sources. They are not usually payable from the general taxing power of a municipality. In addition, certain types of “private activity” bonds may be issued by public authorities to obtain funding for privately operated facilities, such as housing and pollution control facilities, industrial facilities, and water supply, gas, electricity, and waste disposal facilities. Other types of private activity bonds are used to finance the construction, repair, or improvement of, or to obtain equipment for, privately operated industrial or commercial facilities. Current federal tax laws place substantial limitations on the size of certain of such issues.

Zero Coupon, Step Coupon, and Pay‑in‑Kind Securities

Within the parameters of its specific investment policies, each Fund may invest up to 5% of its assets in zero coupon, pay-in-kind, and step coupon securities. Generally, the market prices of zero coupon, step coupon, and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

Floating Rate, Inverse Floating Rate, and Index Obligations

Each Fund may invest in debt securities with interest payments or maturity values that are not fixed, but float in conjunction with (or inversely to) an underlying index or price. These securities may be backed by sovereign or corporate issuers, or by collateral such as mortgages. The indices and prices upon which such securities can be based include interest rates, currency rates, and commodities prices. Floating rate securities pay interest according to a coupon that is reset periodically. The reset mechanism may be formula based or reflect the passing through of floating interest payments on an underlying collateral pool. Inverse floating rate securities are similar to floating rate securities except that their coupon payments vary inversely with an underlying index by use of a formula. Inverse floating rate securities tend to exhibit greater price volatility than other floating rate securities. Interest rate risk and price volatility on inverse floating rate obligations can be high, especially if leverage is used in the formula. Index securities pay a fixed rate of interest, but have a maturity value that varies by formula, so that when the obligation matures a gain or loss may be realized. The risk of index obligations depends on the volatility of the underlying index, the coupon payment, and the maturity of the obligation.

Foreign Investments

The Funds may invest in securities of Canadian issuers. Investments in the securities of Canadian issuers (and other non-U.S. investments) may involve risks in addition to those normally associated with investments in the securities of U.S. issuers or other U.S. investments. All foreign investments are subject to risks of foreign political and economic instability, adverse movements in foreign exchange rates, and the imposition or tightening of exchange controls and limitations on the repatriation of foreign capital. Other risks stem from potential changes in governmental attitude or policy toward private investment, which in turn raises the risk of nationalization, increased taxation, or confiscation of foreign investors’ assets.

Any applicable Canadian taxes and expenses may also adversely affect each Fund’s performance, including foreign withholding taxes on foreign securities’ dividends. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. Canadian companies may be subject to different accounting, auditing, and financial reporting standards. To the extent Canadian securities held by a Fund are not registered with the SEC or with another U.S. regulator, the issuers thereof are not subject to the reporting requirements of the SEC or another U.S. regulator. Accordingly, less information may be disclosed about Canadian companies and other investments than is generally available on issuers of comparable securities and other investments in the United States. Canadian securities and other investments may also trade less frequently and with lower volume and may exhibit greater price volatility than U.S. securities and other investments.

Changes in the Canadian exchange rates may adversely affect the value in U.S. dollars of securities and other investments held by a Fund. Exchange rates are influenced generally by the forces of supply and demand in the currency markets and by numerous other political and economic events occurring outside the United States, many of which may be difficult, if not impossible, to predict. Income from Canadian securities and other investments is received and realized in Canadian dollars, and each Fund is required to compute and distribute income in U.S. dollars. Accordingly, a decline in the value of the Canadian dollar against the U.S. dollar occurring after a Fund’s income has been earned and computed in U.S. dollars may require such Fund to liquidate portfolio securities or other investments to acquire sufficient U.S. dollars to make a distribution. Similarly, if the exchange rate declines between the time a Fund incurs expenses in U.S. dollars and the time such expenses are paid, such Fund may be required to liquidate additional portfolio securities or other investments to purchase the U.S. dollars required to meet such expenses.

Depository Receipts

ADRs are negotiable receipts issued by a U.S. bank or trust company that evidence ownership of securities in a foreign company that have been deposited with such bank or trust company’s office or agent in a foreign country. European Depository Receipts (“EDRs”) are negotiable certificates held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country. Global Depository Receipts (“GDRs”) are negotiable certificates held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country. Canadian Depository Receipts (“CDRs”) are negotiable receipts issued by a Canadian bank or trust company that evidence ownership of securities in a foreign company that have been deposited with such bank or trust company’s office or agent in a foreign country.

Investing in ADRs, EDRs, GDRs, and CDRs presents risks that may not be equal to the risk inherent in holding the equivalent shares of the same companies that are traded in the local markets even though a Fund purchases, sells, and is paid dividends on ADRs, EDRs, GDRs, and CDRs in U.S. dollars. These risks include fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions, government intervention, speculation, and other factors. With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation, political and social upheaval, and economic instability.

Fund may be required to pay foreign withholding or other taxes on certain ADRs, EDRs, GDRs, and CDRs that it owns, but investors may or may not be able to deduct their pro-rata share of such taxes in computing their taxable income or take such shares as a credit against their U.S. federal income tax. See “CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES” below. ADRs, EDRs, GDRs, and CDRs may be sponsored by the foreign issuer or may be unsponsored. Unsponsored ADRs, EDRs, GDRs, and CDRs are organized independently and without the cooperation of the foreign issuer of the underlying securities. Unsponsored ADRs, EDRs, GDRs, and CDRs are offered by companies that are not prepared to meet either the reporting or accounting standards of the United States. While readily exchangeable with stock in local markets, unsponsored ADRs, EDRs, GDRs, and CDRs may be less liquid than sponsored ADRs, EDRs, GDRs, and CDRs. Additionally, there generally is less publicly available information with respect to unsponsored ADRs, EDRs, GDRs, and CDRs.

Investment Company Securities

Each Fund may invest in shares of other investment companies (each, an “Underlying Fund”), including open-end funds, closed-end funds, unit investment trusts, money market mutual funds, and ETFs to the extent permitted by applicable law and subject to certain restrictions set forth in this SAI.

Under the 1940 Act, a Fund may own an unlimited amount of the securities of any registered open-end fund or registered unit investment trust that is affiliated with the Fund, so long as any such Underlying Fund has a policy that prohibits it from acquiring any securities of registered open-end funds or registered unit investment trusts in reliance on certain sections of the 1940 Act. Further, a Fund and its affiliated persons may own up to 3% of the outstanding stock of any fund (other than money market funds), subject to the following restrictions:

•
the Fund and the Underlying Fund, in the aggregate, may not charge a sales load greater than the limits set forth in Rule 2341 of the Conduct Rules of the Financial Industry Regulatory Authority applicable to funds of funds;

•	the Underlying Fund is not obligated to redeem more than 1% of its total outstanding securities during any period less than 30 days; and

•
the purchase or acquisition of the Underlying Fund is made pursuant to an arrangement with the Underlying Fund or its principal underwriter whereby a Fund is obligated either to (i) seek instructions from its shareholders with regard to the voting of all proxies with respect to the Underlying Fund and to vote in accordance with such instructions, or (ii) to vote the shares of the Underlying Fund held by the Fund in the same proportion as the vote of all other shareholders of the Underlying Fund.

Acquired funds typically incur fees that are separate from those fees incurred directly by a Fund. Each Fund’s purchase of such investment company securities results in the layering of expenses as Fund shareholders indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. In addition, the securities of other investment companies may also be leveraged and therefore be subject to certain leverage risks. The net asset value and market value of leveraged securities are more volatile and the yield to shareholders tends to fluctuate more than the yield generated by unleveraged securities. Investment companies may have investment policies that differ from those of the Funds.

Under certain circumstances, an open-end investment company in which a Fund invests may determine to make payment of a redemption by the Fund in whole or in part by a distribution in kind of securities from its portfolio instead of in cash. As a result, a Fund may hold such securities until the portfolio managers determine it is appropriate to dispose of them. Such disposition imposes additional costs on the Fund.

Investment decisions by the investment advisors to the registered investment companies in which a Fund invests are made independently of the Fund. At any particular time, one Underlying Fund may be purchasing shares of an issuer whose shares are being sold by another Underlying Fund. As a result, under these circumstances a Fund indirectly would incur certain transactional costs without accomplishing any investment purpose.

Exchange-Traded Funds

ETFs are pooled investment vehicles that commonly seek to track the performance of specific indices. ETFs may be organized as open-end funds or as unit investment trusts. Their shares are listed on stock exchanges and can be traded throughout the day at market-determined prices. A Fund’s investment in ETFs is subject to the limitations on investments in investment companies discussed below.

An index ETF generally issues to authorized participants (“APs”) aggregations of 10,000 to 50,000 shares known as creation units in exchange for a portfolio deposit consisting of (i) a portfolio of securities substantially similar to the component securities (“Index Securities”) of the applicable index, (ii) a cash payment equal to a pro rata portion of the dividends accrued on the ETF’s portfolio securities since the last dividend payment by the ETF, net of expenses and liabilities, and (iii) a cash payment or credit designed to equalize the net asset value of the applicable index and the net asset value of a portfolio deposit.

Shares of ETFs are not individually redeemable, except upon termination of the ETF. To redeem shares of an ETF, an investor must accumulate enough shares of the ETF to reconstitute a creation unit. The liquidity of small holdings of ETF shares, therefore, depends on the existence of a secondary market for such shares. Upon redemption of a creation unit, the portfolio receives Index Securities and cash identical to the portfolio deposit required of an investor wishing to purchase a creation unit that day.

The price of ETF shares is based on (but not necessarily identical to) the value of the securities held by the ETF. Accordingly, the level of risk involved in the purchase or sale of ETF shares is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for ETF shares is based on a basket of stocks. Disruptions in the markets for the securities underlying ETF shares purchased or sold by a Fund could result in losses on such shares.

In addition to risks generally associated with investments in investment company securities, ETFs are subject to the following risks that do not apply to non-exchange traded funds: (i) an ETF’s shares may trade at a market price that is above or below such shares’ NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained; (iii) an ETF may utilize high leverage ratios; or (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

The market prices of ETF shares fluctuate in response to changes in NAV and change in the supply and demand for such shares. Furthermore, such market prices include a bid-ask spread charged by the exchange specialists, market makers, or other participants to trade the particular security. There may be times when the market price and NAV vary significantly, meaning that ETF shares may trade at a discount to NAV. In particular, the following circumstances may impact the market price of ETF shares: (1) in times of market stress, market makers may step away from their market‑making roles, which could lead to differences between the market value of the shares and an ETF’s NAV with the result that investors may pay significantly more or significantly less for the shares than an ETF’s NAV; (2) to the extent APs exit the business or are unable to process creations or redemptions and no other AP can step in to do so, there may be a significantly reduced trading market in the shares, which can lead to differences between the market price of the shares and the ETF’s NAV; (3) when all or a portion of an ETF’s underlying securities trade in a market that is closed when the market for the ETF shares is open, there may be changes from the last quote of the closed market and the quote from the ETF’s domestic trading day, which could lead to differences between the market value of the shares and the ETF’s NAV; and (4) in stressed market conditions, the market for the shares may become less liquid in response to the deteriorating liquidity of the ETF’s portfolio.

Exchange-Traded Notes

An investment in an Exchange‑Traded Note (“ETN”) involves risks, including possible loss of principal. ETNs are unsecured debt securities issued by a bank that are linked to the total return of a market index. Risks of investing in ETNs also include limited portfolio diversification, uncertain principal payment, and illiquidity. Additionally, the investor fee reduces the amount of return on maturity or at redemption, and as a result, the investor may receive less than the principal amount at maturity or upon redemption, even if the value of the relevant index has increased.

Closed-End Funds

Investments in closed-end funds are subject to various risks, including (i) reliance on management’s ability to meet the closed-end fund’s investment objective and to manage the closed-end fund portfolio, (ii) fluctuation in the net asset value of closed-end fund shares compared to the changes in the value of the underlying securities that the closed-end fund owns, and (iii) bearing a pro rata share of the management fees and expenses of each underlying closed-end fund, which results in a Fund’s shareholders being subject to higher expenses than if such shareholder invested directly in the closed-end fund.

Structured Investments

A structured investment is a security whose return is tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over the counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, on specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities (called “structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities, and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally is equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there is currently no active trading market for structured securities. Investments in government and government-related restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts. Certain issuers of structured investments may be deemed “investment companies” as defined in the 1940 Act. As a result, the Funds’ investment in these structured securities may be limited by the restrictions contained in the 1940 Act.

When-Issued or Delayed-Delivery Securities

Each Fund may purchase securities on a when-issued or delayed-delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuations and, in the case of fixed income securities, no interest accrues to a Fund until settlement takes place. When purchasing a security on a when-issued or delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. Accordingly, at the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it records the transaction, reflects the value each day of such securities in determining its net asset value and, if applicable, calculates the maturity for the purposes of average maturity from that date. At the time of its acquisition, a when-issued security may be valued at less than the purchase price. A Fund makes commitments for such when-issued transactions only when it actually intends to acquire the securities. To facilitate such acquisitions, a Fund maintains with its custodian a segregated account with liquid assets, consisting of cash, U.S. government securities, or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, a Fund meets its obligations from maturities or sales of the securities held in the segregated account and from cash flow. If, however, a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a taxable capital gain or loss due to market fluctuation. Also, a Fund may be disadvantaged if the other party to the transaction defaults. It is the current policy of each Fund not to enter into when‑issued commitments exceeding in the aggregate 25% of the market value of such Fund’s total assets, less liabilities other than the obligations created by when-issued commitments.

JAPAN FUND AND JAPAN SMALL CAP FUND

Japanese Securities

Securities markets in Japan may operate differently than those in the United States and present different risks. Securities trading volume and liquidity may be less than in U.S. markets and, at times, market price volatility may be greater.

Because evidences of ownership of the investments by the Japan Fund and the Japan Small Cap Fund generally is held outside the United States, the Funds are subject to additional risks that include possible adverse political, social, and economic developments, or adoption of governmental laws or restrictions that might adversely affect securities holdings of investors located outside Japan, whether related to currency or otherwise. Moreover, the portfolio securities of the Japan Fund and the Japan Small Cap Fund may trade on days when the Funds do not calculate NAV and thus affect the Funds’ NAVs on days when investors have no access to the Funds.

Initial Public Offerings

An IPO is a company’s first offering of stock to the public. Shares are given a market value reflecting the company’s assets and expectations for future growth. Companies engaged in IPOs generally have limited operating histories and may involve greater investment risk. The prices of these companies’ securities can be very volatile, rising and falling rapidly, sometimes based solely on investor perceptions rather than economic reasons. However, some IPO investments may experience significant gains, and it is possible that if the Japan Fund’s or the Japan Small Cap Fund’s strategy included investing more of its assets in IPOs, the Fund’s performance (particularly performance over short periods when IPOs are available for investment) would be greater. The effect of IPOs on a Fund’s performance depends on a variety of factors, including the number of IPOs the Fund invests in relative to the size of the Fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a Fund’s asset base increases, IPOs often have a diminished effect on the Fund’s performance. There is no assurance that IPOs that are consistent with the portfolio managers’ intrinsic value philosophy and process employed for the Japan Fund and the Japan Small Cap Fund will be available for investment or that the Funds will have access to any such IPOs that do occur.

IPO securities typically are sold when the portfolio managers believe their market price has reached full value and may be sold shortly after purchase.

Warrants

A warrant is a form of derivative (described below) that gives the holder the right to subscribe to a specified amount of the issuing corporation’s capital stock at a set price for a specified period of time.

Convertible Securities

Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have characteristics similar to both fixed-income and equity securities. Convertible securities generally are subordinated to other similar but non‑convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Convertible securities provide for a stable stream of income with generally higher yields than common stocks, but there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

Certain Japanese companies issue convertible securities denominated in euros.

Depositary Receipts

The Japan Fund and the Japan Small Cap Fund may invest in ADRs and GDRs and other forms of depositary receipts. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs are receipts issued outside the United States typically by non-U.S. banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the U.S. securities markets and GDRs in bearer form are designed for use outside the United States.

 These securities may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect to the deposited securities.

Real Estate Investment Trusts

The Japan Fund and the Japan Small Cap Fund may invest in real estate companies that include companies with similar characteristics to the U.S. REIT structure in which revenue consists primarily of rent derived from owned, income-producing real estate properties, dividend distributions as a percentage of taxable net income are high (generally greater than 80%), debt levels are generally conservative, and income derived from development activities is generally limited. A number of countries have created REIT-like regimes, which allow real estate investment companies to benefit from “flow through” tax treatment, including Australia (since 1985), Japan (since 2000), South Korea (since 2001), Singapore (since 2002), and Hong Kong (since 2003).

One example of a REIT-like regime in which the Japan Fund and the Japan Small Cap Fund may invest, and which may have characteristics similar to other types of REIT-like regimes in which the Funds may invest, is a Japan real estate investment trust (“J-REITs”). A J-REIT is an investment vehicle with real estate in Japan as its underlying assets. Income is generated by rents and sale proceeds and distributed to investors in the form of dividends. The J-REIT investment vehicle was modeled on U.S. REITs. Like the U.S. REIT, distributions paid to investors are, under qualifying conditions, deductible from the J-REITs taxable income, thereby providing a tax-efficient flow-through investment vehicle for investors. Typically, J-REITs are a special purpose corporation established for the purpose of investing in and managing real estate assets where the corporation uses investors’ money and third-party funding to buy real estate, in return for which investors receive investment certificates carrying ownership rights, including dividend entitlement. These certificates can be bought and sold on the Japanese stock exchange where they are listed. Although the corporation is technically responsible for owning and managing the real estate properties, in reality this function is sub-contracted to a third-party manager. The values of securities issued by J-REITs are affected by the Japan real estate market, real estate yields, and interest rates and tax and regulatory requirements and by perceptions of management skill. Some J-REITs are heavily concentrated in specific types of properties, such as office buildings, and are particularly susceptible to developments affecting these types of properties.

Investment Companies

The Japan Fund and the Japan Small Cap Fund may invest in securities issued by registered and unregistered investment companies. Under the 1940 Act, a Fund’s investment in such securities, subject to certain exceptions, currently is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund’s total assets in any one investment company, and (iii) 10% of the Fund’s total assets in the aggregate. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses.

Exchange-Traded Funds

The Japan Fund and the Japan Small Cap Fund may invest in shares of ETFs that are typically designed to provide investment results corresponding to a securities or commodities index. ETFs are frequently units of beneficial interest in an investment trust or are interests in an open-end investment company, in each case representing a portfolio of all or substantially all of the components of, and in substantially the same weighting as, the relevant benchmark index. ETFs are designed to provide investment results that generally correspond to the price and yield performance of the components of the benchmark index.

The values of ETFs are subject to change as the values of their respective components fluctuate according to market volatility. Investments in equity ETFs, for example, involve certain inherent risks generally associated with investments in a broad-based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of ETFs invested in by a Fund. Moreover, a Fund’s investments in ETFs may not exactly match the performance of a direct investment in the respective indices to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other extraordinary circumstances, such as discrepancies in the weighting of securities.

Equity-Linked Securities

The Japan Fund and the Japan Small Cap Fund may invest, to a limited extent, in equity-linked securities. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or sometimes a single stock. To the extent a Fund invests in an equity-linked security whose return corresponds to the performance of a foreign securities index or one or more foreign stocks, investing in equity-linked securities involves risks similar to the risks of investing in foreign equity securities. Equity‑linked securities may be considered illiquid.

Fixed-Income Securities

The Japan Fund and the Japan Small Cap Fund may invest in corporate debt obligations and other fixed-income securities when management believes that such securities offer opportunities for capital appreciation. Even though interest-bearing securities are investments that promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuer. Certain securities purchased by a Fund may be subject to such risks with respect to the issuing entity and to greater market fluctuations than certain lower-yielding, higher-rated fixed-income securities. Once the rating of a Fund security has been changed, the Fund considers all circumstances deemed relevant in determining whether to continue to hold the security.

Corporate Debt Securities

Corporate debt securities include corporate bonds, debentures, notes, and other similar instruments, including certain convertible securities. Debt securities may be acquired with warrants attached. Corporate income-producing securities also may include forms of preferred or preference stock. The rate of interest on a corporate debt security may be fixed, floating, or variable, and may vary inversely with respect to a reference rate. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Such securities may include those whose principal amount or redemption price is indexed to, and thus varies directly with, changes in the market price of gold bullion or other precious metals.

Foreign Government Obligations; Securities of Supranational Entities

The Japan Fund and the Japan Small Cap Fund may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies, or instrumentalities. These securities also include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. One example of a supranational entity is the Asian Development Bank.

Repurchase Agreements

Each of the Japan Fund and the Japan Small Cap Fund may enter into repurchase agreements, a form of lending. Under repurchase agreements, a Fund purchases and simultaneously contracts to resell securities at an agreed‑upon time and price. This results in a fixed rate of return for the Fund insulated from market fluctuations during such period. The repurchase agreement determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security. The Funds’ custodian, or a sub-custodian employed in connection with tri-party repurchase agreement transactions, has custody of and segregates securities acquired by a Fund under a repurchase agreement. In connection with its third-party repurchase transactions, a Fund employs only eligible sub‑custodians that meet the requirements set forth in section 17(f) of the 1940 Act. The aggregate value of all of a Fund’s repurchase agreements may not exceed 33‑1/3% of the value of the Fund’s total assets, as repurchase agreements are considered by the staff of the SEC to be loans by a Fund. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions on the Fund’s ability to dispose of the underlying securities.

The Funds have adopted procedures designed to minimize the risks of loss from repurchase agreement transactions. These procedures include a requirement that the Funds enter into repurchase agreements only with U.S. banks with total assets in excess of $1 billion, or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which the Funds may invest and, in the case of tri-party repurchase agreements, U.S. Government Securities with a maturity of greater than one year, and require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price. The Funds only invest in repurchase agreements that are fully collateralized, and SPARX Japan monitors the value of the underlying securities to assure that the value always equals or exceeds the repurchase price. In addition, SPARX Japan monitors the creditworthiness of the issuing broker, dealer, or bank.

U.S. Government Securities

The Japan Fund and the Japan Small Cap Fund may invest in U.S. Treasury securities, which include Treasury bills, Treasury notes, and Treasury bonds that differ in their interest rates, maturities, and times of issuance. Treasury bills have initial maturities of one year or less, Treasury notes have initial maturities of one to 10 years, and Treasury bonds generally have initial maturities of greater than 10 years. In addition to U.S. Treasury securities, the Funds may invest in U.S. Government Securities. Some U.S. Government Securities are supported by the full faith and credit of the U.S. Treasury, and others may be supported by the right of the issuer to borrow from the U.S. Treasury, by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality, or only by the credit of the U.S. government agency or instrumentality. These securities bear fixed, floating, or variable rates of interest. While the U.S. government currently provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

Zero Coupon, Pay-In-Kind, and Step-Up Securities

The Japan Fund and the Japan Small Cap Fund may invest in zero coupon securities. A zero coupon security pays no interest to its holders during its life and is sold at a discount to its face value at maturity. The Funds may invest in pay-in-kind bonds, which are bonds that generally pay interest through the issuance of additional bonds. The Funds also may purchase step‑up coupon bonds, which are debt securities that typically do not pay interest for a specified period of time and then pay interest at a series of different rates. The market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay interest periodically having similar maturities and credit qualities. In addition, unlike bonds that pay interest throughout the period to maturity, a Fund realizes no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the Fund may obtain no return at all on its investment. Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind or step-up bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a RIC and avoid liability for federal income taxes, a Fund may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Short Selling

The Japan Fund and the Japan Small Cap Fund may, but do not currently intend to, engage in short selling. In these transactions, a Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete a transaction, a Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund, resulting in a loss or gain, respectively. The Funds also may make short sales “against the box,” in which a Fund enters into a short sale of a security it owns. If a Fund engaged in short sale transactions, it would not sell securities short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund’s net assets. Until the Fund closes its short position or replaces the borrowed security, it (i) segregates permissible liquid assets in an amount that, together with the amount provided as collateral, always equals the current value of the security sold short or (ii) otherwise covers its short position.

BANK Borrowing

Each of the Japan Fund and the Japan Small Cap Fund may borrow from banks as long as the Fund maintains continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings, including reverse repurchase agreements) of 300% of all amounts borrowed. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so. The Funds do not currently intend to borrow money for investment purposes (leverage).

Forward Commitments

The Japan Fund and the Japan Small Cap Fund may purchase securities on a forward commitment, when-issued, or delayed-delivery basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable on a forward commitment, when-issued or delayed-delivery security are fixed when a Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty. A Fund would commit to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. A Fund will segregate permissible liquid assets at least equal at all times to the amount of the Fund’s purchase commitments.

Securities purchased on a forward commitment, when-issued, or delayed-delivery basis are subject to changes in value (generally appreciating when interest rates decline and depreciating when interest rates rise) based on the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment, when-issued, or delayed-delivery basis may expose a Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a forward commitment, when-issued, or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued, or delayed‑delivery basis when a Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund’s net assets and its NAV per share.

Securities Lending

The Japan Fund and the Japan Small Cap Fund may, but do not currently intend to, lend securities from their portfolio to brokers, dealers, and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, a Fund remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest, dividends, or other distributions payable on the loaned securities. The Fund also has the right to terminate a loan at any time. The Fund may call the loan to vote proxies if a material issue affecting the Fund’s investment is to be voted upon. Loans of portfolio securities may not exceed 33‑1/3% of the value of a Fund’s total assets (including the value of all assets received as collateral for the loan). The Fund would receive collateral consisting of cash, U.S. Government Securities, or irrevocable letters of credit that would be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. If the collateral consists of a letter of credit or securities, the borrower would pay the Fund a loan premium fee. If the collateral consists of cash, the Fund would reinvest the cash and pay the borrower a prenegotiated fee or “rebate” from any return earned on the investment. Should the borrower of the securities fail financially, the Fund may experience delays in recovering the loaned securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the portfolio managers to be of good financial standing. In a loan transaction, a Fund would also bear the risk of any decline in value of securities acquired with cash collateral. The Funds would minimize this risk by limiting the investment of cash collateral to repurchase agreements or other high‑quality instruments with short maturities.

Derivatives

The Japan Fund and the Japan Small Cap Fund may invest in, or enter into, derivatives, such as options, futures contracts, options on futures contracts, and swaps, for a variety of reasons, including to hedge certain risks, to provide a substitute for purchasing or selling particular securities, or to increase potential income gain. Derivatives may provide a cheaper, quicker, or more specifically focused way for a Fund to invest than “traditional” securities would.

Derivatives can be volatile and involve various types and degrees of risk, depending on the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit a Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on a Fund’s performance. No assurance can be given that any of these instruments will be available to the Funds on a cost-effective basis, that they will be used, or that, if used, they will achieve the intended result.

If a Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund’s return or result in a loss. A Fund also could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid, and unpredictable changes in the prices for derivatives.

Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency that is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily variation margin system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. In contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, the portfolio managers consider the creditworthiness of counterparties to over‑the‑counter derivatives in the same manner as it would review the credit quality of a security to be purchased by a Fund. Over-the-counter derivatives are less liquid than exchange-traded derivatives because the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

New laws and regulations may negatively impact the Funds by increasing transaction or regulatory compliance costs, limiting the availability of certain derivatives or otherwise adversely affecting the value or performance of derivatives the Funds trade. On October 28, 2020, the SEC adopted the Derivatives Rule which, following an implementation period, will replace existing SEC and staff guidance with an updated framework for registered funds’ use of derivatives. Among other changes, the Derivatives Rule will require funds to trade derivatives and certain other instruments that create future payment or delivery obligations subject to a value-at-risk leverage limit, develop and implement a derivatives risk management program and new testing requirements, and comply with new requirements related to board and SEC reporting. These new requirements apply unless a fund qualifies as a “limited derivatives user,” as defined in the Derivatives Rule. Complying with the Derivatives Rule may increase the cost of a Fund’s investments and cost of doing business, which could adversely affect investors. Other potentially adverse regulatory obligations can develop suddenly and without notice.

Futures Transactions

General

The Japan Fund and the Japan Small Cap Fund may enter into futures contracts in U.S. domestic markets or, if applicable, on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits a Fund might realize in trading could be eliminated by adverse changes in the currency exchange rate, or the Fund could incur losses as a result of those changes. Transactions on foreign exchanges may include commodities that are traded on domestic exchanges or those that are not. Unlike trading on U.S. commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC.

Engaging in these transactions involves risk of loss to a Fund, which could adversely affect the value of the Fund’s net assets. Although the Funds intend to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses.

Successful use of futures by a Fund also is subject to the ability of the portfolio managers to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the securities being hedged and the price movements of the futures contract. For example, if a Fund were to use futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Fund would lose part or all of the benefit of the increased value of securities it has hedged because it would have offsetting losses in its futures positions. Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Fund may have to sell such securities at a time when it may be disadvantageous to do so.

Pursuant to regulations and published positions of the SEC, a Fund may be required to segregate permissible liquid assets to cover its obligations relating to its transactions in derivatives. To maintain this required cover, the Fund may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a derivative position at a reasonable price. In addition, the segregation of such assets would have the effect of limiting the Fund’s ability otherwise to invest those assets.

Specific Futures Transactions

The Japan Fund and the Japan Small Cap Fund may purchase and sell currency, stock index, and interest rate futures contracts. A currency future obligates a Fund to purchase or sell an amount of a specific currency at a future date at a specific price. A stock index future obligates a Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract’s last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day. An interest rate future obligates a Fund to purchase or sell an amount of a specific debt security at a future date at a specific price.

Options

General

The Japan Fund and the Japan Small Cap Fund may purchase call and put options and may write (sell) covered call and put option contracts. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.

A covered call option written by a Fund is a call option with respect to which the Fund owns the underlying security or otherwise covers the transaction by segregating permissible liquid assets. A put option written by a Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. A Fund receives a premium from writing covered call or put options that it retains whether or not the option is exercised.

There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders, or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers’ orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, a Fund were unable to effect a closing purchase transaction in a secondary market, it would not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

Specific Options Transactions

The Japan Fund and the Japan Small Cap Fund may purchase and sell call and put options in respect of currencies, specific securities (or groups or “baskets” of specific securities), or stock indices listed on national securities exchanges or traded in the over-the-counter market. Options on currencies convey the right to buy or sell the underlying currency at a price that is expected to be lower or higher than the spot price of the currency at the time the option is exercised or expires. An option on a stock index is similar to an option in respect to specific securities, except that settlement does not occur by delivery of the securities comprising the index. Instead, the option holder receives an amount of cash if the closing level of the stock index upon which the option is based is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. Thus, the effectiveness of purchasing or writing stock index options would depend on price movements in the level of the index rather than the price of a particular stock.

The Funds may purchase cash-settled options on equity index swaps in pursuit of its investment objective. Equity index swaps involve the exchange by a Fund with another party of cash flows based on the performance of an index or a portion of an index of securities that usually includes dividends. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.

Successful use by a Fund of options is subject to the ability of the portfolio managers to predict correctly movements in the prices of individual stocks, the stock market generally, or currencies. To the extent such predictions are incorrect, the Fund may incur losses.

Swaps

The Japan Fund and the Japan Small Cap Fund may enter into currency, equity, interest rate, and index swap agreements in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if the Funds had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (the return on or increase in value of a particular dollar amount invested at a particular interest rate) or in a “basket” of securities representing a particular index. Most swap agreements entered into by a Fund would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s current obligations (or rights) under a swap agreement generally are equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of interest payments that a Fund is contractually obligated to make. If the other party to a swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund contractually is entitled to receive.

Foreign Currency Transactions

The Japan Fund and the Japan Small Cap Fund may, but are not obligated to, hedge their exposure to foreign currencies. The Funds also may seek to gain exposure to the foreign currency in an attempt to realize gains. A Fund’s success in these transactions depends principally on the ability of the portfolio managers to predict accurately the future exchange rates between foreign currencies and the U.S. dollar. Currency exchange rates may fluctuate significantly over short periods. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or abroad.

Future Developments

The Japan Fund and the Japan Small Cap Fund may take advantage of opportunities in options and futures contracts, options on futures contracts, and any other derivatives that are not presently contemplated for use by the Funds or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund’s investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, a Fund will provide appropriate disclosure in its Prospectus or SAI.

Simultaneous Investments

Certain inherent conflicts of interest may arise from the fact that SPARX Japan or its affiliates may carry on substantial investment activities (including activities that employ substantially similar strategies as the Japan Fund and the Japan Small Cap Fund) for other client accounts, discretionary accounts, and other pooled investment vehicles, for their own accounts, and for others. Investment decisions for the Japan Fund and the Japan Small Cap Fund are made independently from each other and from those decisions made for other clients advised by SPARX Japan or its affiliates, and the Funds have no interest in the investment activities of such other clients. If, however, such other Fund or clients desire to invest in, or dispose of, the same securities as a Fund, available investments or opportunities for sales are allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Fund or the price paid or received by a Fund. In addition, when purchases or sales of the same security for the Japan Fund or the Japan Small Cap Fund and other client accounts managed by SPARX Japan occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases and sales. The Funds, together with other clients advised by the portfolio managers and affiliates of SPARX Japan, may own large positions the size of which, depending on market conditions, may affect adversely a Fund’s ability to dispose of some or all of its positions should it desire to do so.

ALL FUNDS

Market and Regulatory

Events in the financial markets and economy may cause volatility and uncertainty and affect performance. Such adverse effect on performance could include a decline in the value and liquidity of securities held by the Funds, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. It may also be unusually difficult to identify both investment risks and opportunities, in which case investment objectives may not be met. Market events may affect a single issuer, industry, sector, or the market as a whole. Traditionally liquid investments may experience periods of diminished liquidity. During a general downturn in the financial markets, multiple asset classes may decline in value and the Funds may lose value, regardless of the individual results of the securities and other instruments in which the Funds invest. It is impossible to predict whether or for how long such market events may continue, particularly if they are unprecedented, unforeseen, or widespread.

Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. Policy and legislative changes in the United States and in other countries affect many aspects of financial regulation and may contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. In addition, economies and financial markets throughout the world are increasingly interconnected. As a result, whether or not each Fund invests in securities of issuers located in, or with significant exposure to, countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may decrease.

Global Events

A rise in protectionist trade policies, slowing global economic growth, risks associated with pandemic and epidemic diseases, the risk of trade disputes, and the possibility of changes to some international trade agreements, could affect the economies of many nations, including the United States, in ways that cannot be foreseen at the present time and may negatively impact the markets in which the Funds invest.

The COVID‑19 pandemic has resulted in travel restrictions, closed international borders, enhanced health screenings, strains on the delivery of healthcare services, quarantines, cancellations, disruptions to supply chains, and lower consumer demand, as well as general concern and uncertainty. The impact of the COVID-19 pandemic, as well as other infectious disease outbreaks that may arise in the future, could adversely affect local, state, national, and global economies, individual companies, industries, and capital markets in unforeseeable ways. Public health crises and related impacts caused by the COVID-19 pandemic may exacerbate preexisting political, social, and economic risks. The duration of the COVID-19 pandemic and its adverse effects, including adverse effects on the Fund, cannot be determined with certainty. The Investment Advisor continues to monitor developments and seek to manage the Funds in a manner consistent with achieving the Funds’ investment objective, but there can be no assurance that it will be successful in doing so.

Cybersecurity Risks

With the increased use of technologies such as mobile devices and web‑based or cloud applications, along with the dependence on the Internet and computer systems to conduct business, the Funds are susceptible to operational, information security, and related risks. Cybersecurity incidents can result from deliberate attacks or unintentional events (arising from external or internal sources), and may cause the Funds to lose proprietary information, suffer data corruption, suffer physical damage to a computer or network system, or lose operational capacity. Cybersecurity attacks include, but are not limited to, infection by malicious software, such as malware or computer viruses, or gaining unauthorized access to digital systems, networks, or devices that are used to service the Funds’ operations (e.g., through “hacking,” “phishing,” or malicious software coding) or other means for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cybersecurity attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on the Funds’ website (i.e., efforts to make network services unavailable to intended users). In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Funds’ systems.

Cybersecurity incidents affecting the Funds, the Investment Manager, the sub-advisors, and other service providers to the Funds (including, but not limited to, the Funds’ accountant, custodian, transfer agent, and financial intermediaries) have the ability to disrupt business operations, potentially resulting in financial losses to both the Funds and their shareholders, interfere with a Fund’s ability to calculate its net asset value, impede trading, render Fund shareholders unable to transact business and the Funds unable to process transactions (including fulfillment of subscriptions and redemptions), cause violations of applicable privacy and other laws (including the release of private shareholder information), and result in breach notification and credit monitoring costs, regulatory fines, penalties, litigation costs, reputational damage, reimbursement or other compensation costs, forensic investigation and remediation costs, and additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Funds invest, counterparties with which the Funds engage in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and other service providers).

Privacy and Data Protection

The Funds are subject to a variety of continuously evolving laws and regulations regarding privacy, data protection, and data security, including laws and regulations governing the collection, storage, handling, use, disclosure, transfer, and security of personal data. In light of recent broad-based cybersecurity attacks, legislators and regulators continue to propose and enact new and more robust privacy‑related laws including, but not limited to, the New York State Department of Financial Services Cybersecurity Requirements for Financial Services Companies and the California Consumer Privacy Act of 2018. Any failure by the Funds to comply with their privacy policies or applicable privacy‑related laws could result in legal or regulatory proceedings against the Funds by governmental authorities, third‑party vendors, or others, which could adversely affect the Funds. The interpretation of existing privacy‑related laws and the various regulators’ approaches to their enforcement continue to evolve over time. The Funds face the risk that these laws may be interpreted and applied in conflicting ways in different jurisdictions or in a manner that is not consistent with the Funds’ current privacy policies, or that regulators may enact new unclear privacy‑related laws.

Exclusion From Commodity Pool Operator Definition

The Investment Manager has claimed an exclusion from the definition of “commodity pool operator” (“CPO”) under the CEA and the rules of the CFTC and, therefore, is not subject to CFTC registration or regulation as a CPO with respect to the Funds. In addition, with respect to the Funds, the Investment Manager is relying on a related exclusion from the definition of “commodity trading advisor” under the CEA and the rules of the CFTC.

The terms of the CPO exclusion require each Fund, among other things, to adhere to certain limits on its investments in “commodity interests.” Commodity interests include commodity futures, commodity options, and swaps, which in turn include non-deliverable currency forward contracts. Because the Investment Manager and the Funds intend to comply with the terms of the CPO exclusion, in the future a Fund may need to adjust its investment strategies, consistent with its investment goal, to limit its investments in these types of instruments. No Fund is intended as a vehicle for trading in the commodity futures, commodity options, or swaps markets. The CFTC has neither reviewed nor approved the Investment Manager’s or the Funds’ reliance on these exclusions, the Funds’ investment strategies, or this SAI.

Generally, the exclusion from CPO regulation on which the Investment Manager relies requires each Fund to meet one of the following tests for its commodity interest positions, other than positions entered into for bona fide hedging purposes (as defined in the rules of the CFTC): (i) the aggregate initial margin and premiums required to establish the Fund’s positions in commodity interests may not exceed 5% of the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions); or (ii) the aggregate net notional value of the Fund’s commodity interest positions, determined at the time the most recent such position was established, may not exceed 100% of the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions). In addition to meeting one of these trading limitations, no Fund may not be marketed as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options, or swaps markets. If, in the future, a Fund can no longer satisfy these requirements, the Investment Manager may need to withdraw its notice claiming an exclusion from the definition of a CPO. If the Investment Manager were required to do that and could not find another exemption, then the Investment Manager would be subject to registration and regulation as a CPO in accordance with CFTC rules that apply to CPOs of registered investment companies. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements based on the Investment Manager’s compliance with comparable SEC requirements. However, in the event the Investment Manager had to register as a CPO, the Funds might incur additional compliance and other expenses as a result of CFTC regulations governing commodity pools and CPOs.

 London Interbank Offered Rate (“LIBOR”)

Many debt securities, derivatives, and other financial instruments utilize LIBOR as the reference or benchmark rate for variable interest rate calculations. However, the use of LIBOR came under pressure following manipulation allegations. Despite increased regulation and other corrective actions since that time, concerns have arisen regarding its viability as a benchmark, largely due to reduced activity in the financial markets that it measures.

In June 2017, the Alternative Reference Rates Committee, a group of large U.S. banks working with the Federal Reserve, announced its selection of a new Secured Overnight Funding Rate (“SOFR”), which is intended to be a broad measure of secured overnight U.S. Treasury repo rates, as an appropriate replacement for LIBOR. The Federal Reserve Bank of New York began publishing the SOFR in 2018, with the expectation that it could be used on a voluntary basis in new instruments and transactions. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate in England.

The administrator of LIBOR has announced that it will cease to publish certain short‑term LIBOR rates on December 31, 2021, and the remaining LIBOR rates on June 30, 2023. The extension from December 31, 2021, to June 30, 2023, is intended to allow most legacy LIBOR contracts to mature before LIBOR rates are no longer published. Nevertheless, there can be no assurance of a smooth transition away from LIBOR. Various financial industry groups are planning for that transition, but there are obstacles to converting certain longer‑term securities and transactions to a new benchmark. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets that currently rely on the LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to June 2023.

Illiquid and Restricted Securities

Each Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are those securities that a Fund reasonably expects cannot be sold, disposed of, or reversed in seven calendar days or less under current market conditions without such sale, disposition, or reversal significantly changing the market value of the investment. In determining the liquidity of a Fund’s investments, the Investment Manager may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers in the marketplace, (iii) dealer undertakings to make a market, (iv) the nature of the security (including any demand or tender features), and (v) the nature of the marketplace for trades (including the ability to assign or offset a Fund’s rights and obligations relating to the investment).

Restricted securities may be sold only in privately negotiated transactions or in public offerings with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time such Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell.

A large institutional market has developed for certain securities that are not registered under the 1933 Act, including securities sold in private placements, repurchase agreements, commercial paper, foreign securities, and corporate bonds and notes. These instruments are often restricted securities because the securities are sold in transactions not requiring registration. Institutional investors generally do not seek to sell these instruments to the general public, but instead often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer’s ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

Rule 144A establishes a safe harbor from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets might include automated systems for the trading, clearance, and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the Financial Industry Regulatory Authority. An insufficient number of qualified buyers interested in purchasing Rule 144A-eligible restricted securities held by a Fund, however, could affect adversely the marketability of securities of such Fund, and the Fund might be unable to dispose of such securities promptly or at favorable prices.

The Board of Trustees has delegated the function of making day‑to‑day determinations of liquidity to the Investment Manager pursuant to guidelines approved by the Board of Trustees. The Investment Manager takes into account a number of factors in reaching liquidity decisions, including, but not limited to, (i) the frequency of trades for the security, (ii) the number of dealers that make quotes for the security, (iii) the number of dealers that have undertaken to make a market in the security, (iv) the number of other potential purchasers, and (v) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how bids are solicited, and the mechanics of transfer). The Investment Manager monitors the liquidity of restricted securities in the Funds and reports periodically on such decisions to the Board of Trustees.

The Board of Trustees approved a written liquidity risk management program to assess investment liquidity pursuant to Rule 22e-4 of the 1940 Act and designated a committee comprising four members of the Investment Manager’s management team to serve as the administrator of the program. The program administrator is responsible for determining liquidity classifications for each Fund’s securities in accordance with Rule 22e-4 and includes a policy that no Fund will invest more than 15% of its net assets in illiquid securities. If the limitation on illiquid securities is exceeded, other than by a change in market values, the condition must be reported to the Board and, when required by Rule 22e-4, to the SEC. No less than annually, the Board of Trustees reviews a written report prepared by the administrator that addresses the operation of the liquidity risk management program and assesses its adequacy and effectiveness.

DISCUSSION OF INDEX METHODOLOGY – GAS UTILITY FUND

The American Gas Association Stock Index (the “AGA Stock Index”) consists of the publicly traded members of the American Gas Association (“AGA”) whose securities are traded on a U.S. stock exchange, excluding treasury stock. While the securities of the approximately 50 companies included in the AGA Stock Index are domestic U.S. securities, they may include domestic securities of foreign companies, such as ADRs, EDRs, or GDRs. These companies engage to varying degrees in the distribution or transmission of natural gas. ScottMadden, Inc. (“ScottMadden”) performs the computations required to produce the AGA Stock Index pursuant to a contractual agreement between AGA and ScottMadden. AGA has the ultimate responsibility to ensure that ScottMadden performs its calculations in accordance with AGA’s Administrative Services Agreement with the Fund.

The AGA Stock Index is computed at least monthly by multiplying the number of outstanding shares of common stock of each AGA member company by the closing market price per share at the AGA Stock Index date. This product then is multiplied by the percentage of each company’s assets devoted to natural gas distribution and transmission or, when this information is not available, by the percentage of property, plant, and equipment (“PP&E”) devoted to natural gas distribution and transmission. The result reflects the natural gas component of the company’s asset base and is called such company’s “gas market capitalization value.” The total of all AGA Stock Index companies’ gas market capitalization values is called the “industry’s gas market capitalization value.” To determine each company’s stock percentage within the AGA Stock Index, the company’s gas market capitalization value is divided by the industry’s gas market capitalization value. In computing the AGA Stock Index, individual stocks are limited to no more than 5% of the AGA Stock Index, meaning that any representation in the AGA Stock Index exceeding 5% is reallocated. The Investment Manager seeks to purchase sufficient shares of each company’s stock such that its proportion of the Fund’s assets substantially equal that stock’s proportion of the AGA Stock Index. As market conditions dictate and as significant shareholder purchases and redemptions occur, the Investment Manager buys or sells stocks to maintain holdings of each stock to reflect proper weightings within the AGA Stock Index. The gas market capitalization value for each company is recalculated at least annually.

In both rising and falling markets, the Fund attempts to achieve a correlation of monthly returns with the AGA Stock Index of approximately 95% or better. A correlation of 100% means the total return of the Fund’s assets would increase and decrease at exactly the same rate as the total return of the AGA Stock Index. For fiscal year 2020, the Gas Utility Fund achieved a correlation with the AGA Stock Index of 99.9% after expenses. Since the AGA Stock Index weightings change in very small amounts during the trading day, to track the AGA Stock Index exactly the Investment Manager would need to make continual small adjustments and would need to purchase and sell every stock within the AGA Stock Index as contributions and redemptions to the Fund were made. To minimize brokerage and transaction expenses, the Investment Manager compares the actual composition of the Fund to the theoretical target daily and typically makes adjustments to the holdings of any single stock at least weekly whenever the actual proportion of that stock in the Fund varies by more than 0.5% of the weighting of that stock in the AGA Stock Index. The percentage of each stock holding is based on the Fund’s net asset value. For example, if Stock A represented 3% of the total weighting in the AGA Stock Index at the close of business, an adjustment to the holdings of Stock A would be made if the value of Stock A were greater than 3.5% or less than 2.5% of the net assets. Adjustments may be made at other times when these tolerances are not exceeded if the adjustment can be made without incurring, in the Investment Manager’s view, unreasonable transaction expenses.

TRUSTEES AND OFFICERS

MANAGEMENT INFORMATION

The business and affairs of the Funds are managed under the direction of the Board of Trustees of the Trust, and the Board of Trustees elects the officers of the Trust (“Officers”). From time to time, the Board of Trustees also has appointed advisers to the Board of Trustees (“Advisers”) with the intention of having qualified individuals serve in an advisory capacity to garner experience in the mutual fund and asset management industry and be considered as potential Trustees in the future. There are currently three Advisers: Brian Alexander, Doug Franklin, and Claire Knoles. As Advisers, Mr. Alexander, Mr. Franklin, and Ms. Knoles attend meetings of the Board of Trustees and act as non‑voting participants. Information pertaining to the Trustees, Advisers, and the Officers of the Trust is set forth below. The Trustees and Officers serve until their successors are duly elected and qualified or until their earlier death, resignation, or removal. Each Trustee oversees all 16 Funds. Unless otherwise indicated, the address of all persons listed below is 7250 Redwood Boulevard, Suite 200, Novato, CA 94945.

Name, Age, and Position Held with the Trust	Start Date of Service	Principal Occupation(s) During Past Five Years	Other Directorships Held Outside of Fund Complex During Past Five Years
Disinterested Trustees[1] and Advisers
J. Dennis DeSousa 85 Trustee	January 1996	Mr. DeSousa is a real estate investor.	None.
Robert T. Doyle 73 Trustee	January 1996	Mr. Doyle has been the Sheriff of Marin County, California since 1996.	None.
Gerald P. Richardson 75 Trustee	May 2004	Mr. Richardson is an independent consultant in the securities industry.	None.
Brian Alexander 39 Adviser to the Board	March 2015
Mr. Alexander has worked for the Sutter Health organization since 2011 in various positions. He has served as the Chief Executive Officer of the Sutter Roseville Medical Center since 2018. From 2016 through 2018, he served as the Vice President of Strategy for the Sutter Health Valley Area, which includes 11 hospitals, 13 ambulatory surgery centers, 16,000 employees, and 1,900 physicians. From 2013 through 2016, Mr. Alexander served as Sutter Novato Community Hospital’s Chief Administrative Officer.
None.

Name, Age, and Position Held with the Trust	Start Date of Service	Principal Occupation(s) During Past Five Years	Other Directorships Held Outside of Fund Complex During Past Five Years
Doug Franklin 56 Adviser to the Board	March 2016
Mr. Franklin is a retired insurance industry executive. From 1987 through 2015, he was employed by the Allianz-Fireman’s Fund Insurance Company in various positions, including as its Chief Actuary and Chief Risk Officer.
None.
Claire Knoles 46 Adviser to the Board	December 2015
Ms. Knoles is a founder of Kiosk and has served as its Chief Operating Officer since 2004. Kiosk is a full‑service marketing agency with offices in the San Francisco Bay Area, Toronto, and Liverpool, UK.
None.
Interested Trustee[1]
Neil J. Hennessy 65 Trustee, Chairman of the Board, Chief Market Strategist, Portfolio Manager, and President	January 1996 as a Trustee and June 2008 as an Officer	Mr. Hennessy has been employed by Hennessy Advisors, Inc. since 1989 and currently serves as its Chairman and Chief Executive Officer.	Hennessy Advisors, Inc.

Name, Age, and Position Held with the Trust	Start Date of Service	Principal Occupation(s) During Past Five Years
Officers
Teresa M. Nilsen 54 Executive Vice President and Treasurer	January 1996	Ms. Nilsen has been employed by Hennessy Advisors, Inc. since 1989 and currently serves as its President, Chief Operating Officer, and Secretary.
Daniel B. Steadman 64 Executive Vice President and Secretary	March 2000	Mr. Steadman has been employed by Hennessy Advisors, Inc. since 2000 and currently serves as its Executive Vice President.
Brian Carlson 48 Senior Vice President and Head of Distribution	December 2013	Mr. Carlson has been employed by Hennessy Advisors, Inc. since December 2013 and currently serves as its Chief Compliance Officer and Senior Vice President.

Name, Age, and Position Held with the Trust	Start Date of Service	Principal Occupation(s) During Past Five Years
Jennifer Cheskiewicz[3] 43 Senior Vice President and Chief Compliance Officer	June 2013	Ms. Cheskiewicz has been employed by Hennessy Advisors, Inc. as its General Counsel since June 2013.
David Ellison[4] 62 Senior Vice President and Portfolio Manager	October 2012
Mr. Ellison has been employed by Hennessy Advisors, Inc. since October 2012. He has served as a Portfolio Manager of the Hennessy Large Cap Financial Fund and the Hennessy Small Cap Financial Fund since their inception. Mr. Ellison also served as a Portfolio Manager of the Hennessy Technology Fund from its inception until February 2017. Mr. Ellison served as Director, CIO, and President of FBR Fund Advisers, Inc. from December 1999 to October 2012.

Ryan Kelley[5] 48 Senior Vice President, Chief Investment Officer, and Portfolio Manager	March 2013
Mr. Kelley has been employed by Hennessy Advisors, Inc. since October 2012. He has served as a Portfolio Manager of the Hennessy Gas Utility Fund, the Hennessy Large Cap Financial Fund, and the Hennessy Small Cap Financial Fund since October 2014. He served as Co‑Portfolio Manager of these same funds from March 2013 through September 2014 and as a Portfolio Analyst for the Hennessy Funds from October 2012 through February 2013. Mr. Kelley has also served as a Portfolio Manager of the Hennessy Cornerstone Growth Fund, the Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy Cornerstone Large Growth Fund, and the Hennessy Cornerstone Value Fund since February 2017 and as a Portfolio Manager of the Hennessy Total Return Fund, the Hennessy Balanced Fund, and the Hennessy Technology Fund since May 2018. He served as Co‑Portfolio Manager of the Hennessy Technology Fund from February 2017 until May 2018. Mr. Kelley served as Portfolio Manager of FBR Fund Advisers, Inc. from January 2008 to October 2012.

Tania Kelley 55 Senior Vice President and Head of Marketing	October 2003	Ms. Kelley has been employed by Hennessy Advisors, Inc. since October 2003.

Name, Age, and Position Held with the Trust	Start Date of Service	Principal Occupation(s) During Past Five Years
L. Joshua Wein[5] 47 Vice President and Portfolio Manager	September 2018
Mr. Wein has been employed by Hennessy Advisors, Inc. since 2018. He has served as Portfolio Manager of the Hennessy Cornerstone Growth Fund, the Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy Cornerstone Large Growth Fund, the Hennessy Cornerstone Value Fund, Hennessy Total Return Fund, the Hennessy Balanced Fund, the Hennessy Gas Utility Fund, and the Hennessy Technology Fund since February 2021, and as the Co-Portfolio Manager of these Funds since February 2019. He served as a Senior Analyst of those same Funds from September 2018 through February 2019. Mr. Wein served as Director of Alternative Investments and Co‑Portfolio Manager at Sterling Capital Management from 2008 to 2018.

_______________

(1)
The Funds have determined that Messrs. DeSousa, Doyle, and Richardson are not interested persons, as defined in the 1940 Act, of the Investment Manager or of any predecessor investment for purposes of Section 15(f) of the 1940 Act.

(2)	Mr. Hennessy is considered an interested person, as defined in the 1940 Act, because he is an officer of the Trust.

(3)	The address of this officer is 4800 Bee Caves Road, Suite 100, Austin, TX 78746.

(4)	The address of this officer is 101 Federal Street, Suite 1615B, Boston, MA 02110.

(5)	The address of this officer is 1340 Environ Way, Chapel Hill, NC 27517.

Pursuant to the terms of the Management Agreements (as defined below) with the Trust, the Investment Manager, on behalf of the Funds, pays the compensation of all Officers (other than all or a portion of the salaries and benefits of the Funds’ compliance officers) and Trustees who are affiliated persons of the Investment Manager.

TRUSTEE AND ADVISER QUALIFICATIONS

Neil J. Hennessy has been a Trustee and portfolio manager of the Hennessy Funds for many years. His experience and skills as a portfolio manager, as well as his familiarity with the investment strategies utilized by the Investment Manager and with the Cornerstone series of the Hennessy Funds’ portfolios, led to the conclusion that he should serve as a Trustee. J. Dennis DeSousa’s experience as a real estate investor has honed his understanding of financial statements and the issues that confront businesses, and his diligent and thoughtful service as a Trustee for over two decades has provided him with a solid understanding of the mutual fund industry. Serving as a sheriff, Robert T. Doyle has honed his organizational and problem solving skills, making him a valuable resource when addressing issues that confront the Hennessy Funds. Further, Mr. Doyle’s diligent and thoughtful service as a Trustee for over two decades has provided him with a detailed understanding of the mutual fund industry. As the chief executive officer of a company, Gerald P. Richardson gained familiarity with financial statements and developed a deep understanding of the demands of operating a business and addressing the issues that confront businesses. Further, Mr. Richardson’s experience in the securities industry as a consultant and his diligent and thoughtful service as a Trustee for over 15 years makes him a valuable resource to the Board of Trustees. Messrs. DeSousa, Doyle, and Richardson take conservative and thoughtful approaches to addressing issues facing the Hennessy Funds. The combination of skills and attributes discussed above led to the conclusion that Messrs. DeSousa, Doyle, and Richardson should serve as Trustees.

With over 15 years of experience in the complex healthcare industry, Brian Alexander’s leadership roles in various senior positions within the Sutter Health organization have required significant management, administrative, and customer service expertise, which makes him a valuable resource as an Adviser to the Board of Trustees. Doug Franklin was employed by the Allianz-Fireman’s Fund (FFIC) for 28 years, where he rose through the company to senior leadership, including positions as Chief Actuary and Chief Risk Officer before retiring in 2015. His considerable leadership experience and ability to grasp complex issues makes him a valuable resource as an Adviser to the Board of Trustees. Claire Knoles is the founder and Chief Operations Officer of Kiosk, an internet marketing and services firm, and brings over 20 years of experience leading successful marketing programs for firms like Sony, Delta Airlines, and many others. Kiosk was founded in 2004 with offices in the San Francisco Bay Area, Toronto, and Liverpool, UK. Her vast experience in digital marketing makes her a valuable resource as an Adviser to the Board of Trustees.

BOARD LEADERSHIP STRUCTURE

The Board of Trustees has general oversight responsibility with respect to the operation of the Hennessy Funds. The Board of Trustees has engaged the Investment Manager to manage the Hennessy Funds and is responsible for overseeing the Investment Manager and other service providers to the Hennessy Funds in accordance with the provisions of the 1940 Act and other applicable laws. The Board of Trustees has established an Audit Committee to assist the Board of Trustees in performing its oversight responsibilities.

Neil J. Hennessy serves as the Chairman of the Board of Trustees. The Hennessy Funds do not have a lead disinterested Trustee. The small size of the Board of Trustees, consisting of one interested Trustee and three disinterested Trustees, facilitates open discussion and significant involvement by all of the Trustees without the need for a lead disinterested Trustee. Mr. Hennessy’s in-depth knowledge of the Hennessy Funds and their operations enables him to effectively set board agendas and ensure appropriate processes and relationships are established with both the Investment Manager and the Board of Trustees, while the business acumen and many years of experience in the mutual fund industry serving as Trustees of the Hennessy Funds of Messrs. DeSousa, Doyle, and Richardson, enables them to effectively and accurately assess the information being provided to the Board of Trustees to ensure that they are appropriately fulfilling their fiduciary duties to the Hennessy Funds and their shareholders. In light of these factors, the Trust has determined that its leadership structure is appropriate.

BOARD OVERSIGHT OF RISK

The Board of Trustees performs a risk oversight function for the Hennessy Funds directly through its oversight role and indirectly through the Audit Committee, officers of the Hennessy Funds, and service providers to the Hennessy Funds. To effectively perform its risk oversight function, the Board of Trustees performs the following activities, among other things: (i) receives and reviews reports related to the performance and operations of the Hennessy Funds; (ii) reviews and approves, as applicable, the compliance policies and procedures of the Hennessy Funds; (iii) approves the Hennessy Funds’ principal investment policies; (iv) meets with representatives of various service providers, including the Investment Manager and the independent registered public accounting firm of the Hennessy Funds, to review and discuss the activities of the Hennessy Funds and to provide direction with respect thereto; and (v) appoints a chief compliance officer of the Hennessy Funds who oversees the implementation and testing of the Hennessy Funds’ compliance program and reports to the Board of Trustees regarding compliance matters for the Hennessy Funds and their service providers.

The Hennessy Funds have an Audit Committee, which is discussed in greater detail below. The Audit Committee plays a significant role in the risk oversight of the Hennessy Funds as they meet annually with the independent registered public accounting firm of the Hennessy Funds (the “Auditor”) to discuss, among other things, financial risk, including internal controls over financial reporting. From time to time upon request, the Audit Committee meets with the Funds’ chief compliance officer and Fund counsel.

BOARD COMMITTEES

The Audit Committee of the Board of Trustees comprises Messrs. DeSousa, Doyle (Chairman), and Richardson. The primary functions of the Audit Committee are to recommend to the Board of Trustees the independent registered public accounting firm to be retained to perform the annual audit, to review the results of the audit, to review the Funds’ internal controls, and to review certain other matters relating to the Funds’ independent registered public accounting firm and financial records. The Audit Committee met twice during fiscal year 2020.

In overseeing the Auditor, the Audit Committee (i) reviews the Auditor’s independence from the Funds and management, and from the Investment Manager, (ii) reviews periodically the level of fees approved for payment to the Auditor and the pre‑approved non-audit services it has provided to the Funds to ensure their compatibility with the Auditor’s independence, (iii) reviews the Auditor’s performance, qualifications and quality control procedures, (iv) reviews the scope of and overall plans for the annual audit, (v) reviews the Auditor’s performance, qualifications and quality control procedures, (vi) consults with management and the Auditors with respect to the Funds’ processes for risk assessment and risk management, (vii) reviews with management the scope and effectiveness of the Funds’ disclosure controls and procedures, including for purposes of evaluating the accuracy and fair presentation of the company’s financial statements in connection with certifications made by the chief executive officer and chief financial officer, and (viii) reviews significant legal developments and the Funds’ processes for monitoring compliance with law as it relates to the financial statements and related disclosure.

BOARD AND OTHER INTERESTED PERSONS COMPENSATION

The Funds pay Trustees who are not interested persons of the Funds (each, a “Disinterested Trustee”) fees for serving as Trustees. During fiscal year 2020, each Disinterested Trustee received a fee of $16,000 and each Adviser received a fee of $5,000 for each meeting of the Board of Trustees attended, in each case allocated equally across all Funds. The Funds may also reimburse Trustees and Advisers for travel expenses incurred in order to attend meetings of the Board of Trustees.

The table below sets forth the compensation paid by the Trust to each Trustee for service as a Trustee, to each Adviser for service as an Adviser, and to each officer or affiliated person who received aggregate compensation from the Funds exceeding $60,000, in each case for the 12 months ended October 31, 2020.

Name of Person	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from the Trust
Disinterested Trustees and Advisers
J. Dennis DeSousa	$ 64,000	—	—	$ 64,000
Robert T. Doyle	$ 64,000	—	—	$ 64,000
Gerald P. Richardson	$ 64,000	—	—	$ 64,000
Brian Alexander	$ 20,000	—	—	$ 20,000

Name of Person	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from the Trust
Doug Franklin	$ 20,000	—	—	$ 20,000
Claire Knoles	$ 20,000	—	—	$ 20,000
Interested Persons (as defined in the 1940 Act)
Neil J. Hennessy	—	—	—	—
Jennifer Cheskiewicz	$260,128(1)	—	—	$ 260,128
Joe Fahy, Jr.(2)	$183,223(3)	—	—	$ 183,223
_______________

(1) This amount includes $236,667 in salary and $23,461 in benefits (health and life insurance premiums and payroll expenses).
(2) Senior Compliance Officer.
(3) This amount includes $147,500 in salary and $35,723 in benefits (health and life insurance premiums and payroll expenses).

Because the Investment Manager, the sub-advisors, and Fund Services (as defined below under “THE ADMINISTRATOR”) perform substantially all of the services necessary for the operation of the Funds, the Funds do not require any employees. Other than the Funds’ compliance officers, no officer, director, or employee of the Investment Manager, any sub‑advisor, or Fund Services receives any compensation from the Funds for acting as a Trustee or Officer.

OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS

As of January 31, 2021, the 15 Officers, Trustees, and Advisers of the Hennessy Funds as a group owned an aggregate of less than 1% of (i) the outstanding Investor Class shares of each Fund, except for the Balanced Fund (1.6%) and the Technology Fund (1.1%), and (ii) the outstanding Institutional Class shares of each Fund, except for the Cornerstone Large Growth Fund (1.3%), the Cornerstone Value Fund (3.8%), the BP Energy Transition Fund (2.0%), the Small Cap Financial Fund (1.4%), and the Technology Fund (12.3%).

No person is deemed to “control” any of the Funds, as that term is defined in the 1940 Act, because no Fund knows of any person who owns beneficially or through controlled companies more than 25% of a Fund’s shares, who acknowledges the existence of control, or who was deemed to control based on an adjudication that has become final under Section 2(a)(9) of the 1940 Act. The Funds do not control any person.

As of January 31, 2021, the shareholders listed in the table below, referred to as principal shareholders, owned more than 5% of the outstanding voting securities of the Funds. All principal shareholders are owners of record unless otherwise indicated with an asterisk, which denotes beneficial ownership.

	Investor Class		Institutional Class
	Shares	Percentage	Shares	Percentage
Cornerstone Growth Fund
Charles Schwab & Co. Inc. Special Custody Account for the Benefit of Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	1,640,891	30.45%	51,772	9.99%
National Financial Services LLC For Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-2010	772,092	14.33%	111,811	21.58%
TD Ameritrade, Inc. For the Exclusive Benefit of our Clients PO Box 2226 Omaha, NE 68103-2226	359,918	6.68%	—	—
Rachael E. Schwartz* La Jolla, CA 92037-2326	—	—	37,744	7.29%
Pershing LLC For Benefit of its Customers 1 Pershing Plaza Jersey City, NJ 07399-0002	—	—	37,371	7.21%
Wells Fargo Clearing Services LLC 1 North Jefferson Avenue Saint Louis, MO 63103-2523	—	—	29,011	5.60%

Investor Class		Institutional Class
Shares	Percentage	Shares	Percentage
Focus Fund
National Financial Services LLC For Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-2010	3,945,098	35.86%	968,417	17.77%
Charles Schwab & Co. Inc. Special Custody Account for the Benefit of Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	3,843,505	34.94%	823,643	15.11%
TD Ameritrade, Inc. For the Exclusive Benefit of our Clients PO Box 2226 Omaha, NE 68103-2226	850,863	7.74%	—	—
Wells Fargo Clearing Services LLC 1 North Jefferson Avenue Saint Louis, MO 63103-2523	—	—	666,471	12.23%
Pershing LLC For Benefit of its Customers 1 Pershing Plaza Jersey City, NJ 07399-0002	—	—	413,525	7.59%
Cornerstone Mid Cap 30 Fund
National Financial Services LLC For Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-2010	5,324,014	43.35%	3,547,318	39.77%
Charles Schwab & Co. Inc. Special Custody Account for the Benefit of Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	3,521,481	28.67%	1,451,909	16.28%
TD Ameritrade, Inc. For the Exclusive Benefit of our Clients PO Box 2226 Omaha, NE 68103-2226	—	—	1,078,466	12.09%
LPL Financial Omnibus Customer Account 4707 Executive Drive San Diego, CA 92121-3091	—	—	504,953	5.66%

Investor Class		Institutional Class
Shares	Percentage	Shares	Percentage
Cornerstone Large Growth Fund
Charles Schwab & Co. Inc. Special Custody Account for the Benefit of Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	1,703,930	16.57%	122,947	9.78%
National Financial Services LLC For Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-2010	1,301,338	12.66%	269,213	21.41%
Cornerstone Value Fund
Charles Schwab & Co. Inc. Special Custody Account for the Benefit of Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	1,602,167	11.72%	78,988	26.88%
National Financial Services LLC For Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-2010	1,024,627	7.49%	58,101	19.77%
Sandeep Kishor Jain* Frankfort, IL 60423-1058	—	—	39,188	13.33%
Thomas F. Smith and Killian M. Smith* Raleigh, NC 27615-5849	—	—	19,280	6.56%
Total Return Fund
Charles Schwab & Co. Inc. Special Custody Account for the Benefit of Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	471,692	11.06%	—	—
National Financial Services LLC For Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-2010	450,563	10.57%	—	—

Investor Class		Institutional Class
Shares	Percentage	Shares	Percentage
Equity and Income Fund
National Financial Services LLC For Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-2010	1,406,347	41.08%	671,000	15.33%
Charles Schwab & Co. Inc. Special Custody Account for the Benefit of Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	792,218	23.14%	291,053	6.65%
Pershing LLC For Benefit of its Customers 1 Pershing Plaza Jersey City, NJ 07399-0002	218,654	6.39%	—	—
TD Ameritrade, Inc. For the Exclusive Benefit of our Clients PO Box 2226 Omaha, NE 68103-2226	214,853	6.28%	—	—
LPL Financial Omnibus Customer Account 4707 Executive Drive San Diego, CA 92121-3091	177,386	5.18%	266,530	6.09%
Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of its Customers 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	—	—	846,654	19.35%
UBS WM USA Exclusive Benefit of Customers 1000 Harbor Boulevard Weehawken, NJ 07086-6761	—	—	486,032	11.11%
Wells Fargo Clearing Services LLC 1 North Jefferson Avenue Saint Louis, MO 63103-2523	—	—	442,762	10.12%
Balanced Fund
Charles Schwab & Co. Inc. Special Custody Account for the Benefit of Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	184,562	16.91%	—	—

Investor Class		Institutional Class
Shares	Percentage	Shares	Percentage
NOVA-RO Corporation* PO Box 1195 Novato, CA 94948-1195	138,105	12.65%	—	—
Lovi Family Living Trust* Leo Lovi & Lorraine Lovi Redwood City, CA 94061-3920	100,870	9.24%	—	—
BP Energy Transition Fund
UBS WM USA Exclusive Benefit of Customers 1000 Harbor Boulevard Weehawken, NJ 07086-6761	86,329	30.87%	150,335	41.97%
Charles Schwab & Co. Inc. Special Custody Account for the Benefit of Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	64,683	23.13%	30,707	8.57%
National Financial Services LLC For Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Blvd Jersey City, NJ 07310-2010	40,858	14.61%	—	—
LPL Financial Omnibus Customer Account 4707 Executive Drive San Diego, CA 92121-3091	—	—	18,283	5.10%
BP Midstream Fund
Charles Schwab & Co. Inc. Special Custody Account for the Benefit of Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	398,702	57.37%	2,587,031	79.00%
National Financial Services LLC For Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Blvd Jersey City, NJ 07310-2010	123,524	17.78%	—	—
UBS WM USA Exclusive Benefit of Customers 1000 Harbor Boulevard Weehawken, NJ 07086-6761	76,507	11.01%	—	—

Investor Class		Institutional Class
Shares	Percentage	Shares	Percentage
Wells Fargo Clearing Services LLC 1 North Jefferson Avenue Saint Louis, MO 63103-2523	42,071	6.05%	—	—
Gas Utility Fund
National Financial Services LLC For Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-2010	6,752,640	34.17%	642,283	27.02%
Charles Schwab & Co. Inc. Special Custody Account for the Benefit of Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	3,798,093	19.22%	189,130	7.96%
TD Ameritrade, Inc. For the Exclusive Benefit of our Clients PO Box 2226 Omaha, NE 68103-2226	1,428,641	7.23%	—	—
Pershing LLC For Benefit of its Customers 1 Pershing Plaza Jersey City, NJ 07399-0002	—	—	336,940	14.18%
Wells Fargo Clearing Services LLC 1 North Jefferson Avenue Saint Louis, MO 63103-2523	—	—	227,166	9.56%
Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of its Customers 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	—	—	170,474	7.17%
Japan Fund
Charles Schwab & Co. Inc. Special Custody Account for the Benefit of Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	2,254,944	60.64%	1,744,320	11.99%
National Financial Services LLC For Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-2010	637,105	17.13%	3,548,132	24.39%

Investor Class		Institutional Class
Shares	Percentage	Shares	Percentage
TD Ameritrade, Inc. For the Exclusive Benefit of our Clients PO Box 2226 Omaha, NE 68103-2226	249,150	6.70%	—	—
Morgan Stanley Smith Barney LLC Custody Account for the Exclusive Benefit of Customers 1 New York Plaza, Floor 12 New York, NY 10004-1932	67,962	1.83%	5,237,925	36.00%
Pershing LLC For Benefit of its Customers 1 Pershing Plaza Jersey City, NJ 07399-0002	—	—	2,383,910	16.39%
Japan Small Cap Fund
National Financial Services LLC For Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-2010	1,282,801	43.82%	740,425	31.63%
Charles Schwab & Co. Inc. Special Custody Account for the Benefit of Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	859,197	29.35%	228,267	9.75%
TD Ameritrade, Inc. For the Exclusive Benefit of our Clients PO Box 2226 Omaha, NE 68103-2226	270,276	9.23%	124,312	5.31%
Morgan Stanley Smith Barney LLC Custody Account for the Exclusive Benefit of Customers 1 New York Plaza Floor 12 New York, NY 10004-1932	—	—	679,196	29.02%
UBS WM USA Exclusive Benefit of Customers 1000 Harbor Boulevard Weehawken, NJ 07086-6761	—	—	174,518	7.46%

Investor Class		Institutional Class
Shares	Percentage	Shares	Percentage
Large Cap Financial Fund
Charles Schwab & Co. Inc. Special Custody Account for the Benefit of Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	466,067	42.50%	—	—
National Financial Services LLC For Exclusive Benefit of our Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-2010	214,155	19.53%	95,620	8.22%
TD Ameritrade, Inc. For the Exclusive Benefit of our Clients PO Box 2226 Omaha, NE 68103-2226	134,930	12.31%	—	—
UBS WM USA Exclusive Benefit of Customers 1000 Harbor Boulevard Weehawken, NJ 07086-6761	—	—	539,995	46.39%
Wells Fargo Clearing Services LLC 1 North Jefferson Avenue Saint Louis, MO 63103-2523	—	—	260,154	22.35%
Small Cap Financial Fund
Charles Schwab & Co. Inc. Special Custody Account for the Benefit of Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	1,165,632	35.30%	136,716	13.13%
National Financial Services LLC For Exclusive Benefit of our Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-2010	955,343	28.93%	353,662	33.96%
TD Ameritrade, Inc. For the Exclusive Benefit of our Clients PO Box 2226 Omaha, NE 68103-2226	306,121	9.27%	—	—
Pershing LLC For Benefit of its Customers 1 Pershing Plaza Jersey City, NJ 07399-0002	—	—	105,346	10.12%

Investor Class		Institutional Class
Shares	Percentage	Shares	Percentage
E*Trade Savings Bank 7103 South Revere Parkway Centennial, CO 80112-3936	—	—	63,265	6.07%
Technology Fund
Charles Schwab & Co. Inc. Special Custody Account for the Benefit of Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	59,198	26.31%	—	—
National Financial Services LLC For Exclusive Benefit of our Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-2010	51,374	22.83%	22,559	29.67%
David S. Niekerk* Bothell, WA 98021-8897	—	—	10,317	13.57%
Allen L. Peterson* Mojave, CA 93501-7562	—	—	4,654	6.12%
William R. Rawlinson Jr. & Betty Lou Rawlinson Trust* Fairfield, CA 94533-9742	—	—	4,643	6.11%

The tables below set forth the dollar range of equity securities beneficially owned by each Trustee and Adviser in the Funds as of December 31, 2020. None of the Disinterested Trustees or Advisers, nor any member of their immediate families, owns shares of the Investment Manager, the sub‑advisors, or companies, other than registered investment companies, controlled by or under common control with the Investment Manager or the sub‑advisors.

Dollar Range of Equity Securities in the
	Cornerstone		Cornerstone	Cornerstone Large	Cornerstone
Name of Trustee	Growth Fund	Focus Fund	Mid Cap 30 Fund	Growth Fund	Value Fund
Disinterested Trustees and Advisers
J. Dennis DeSousa	$1-$10,000	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000
Robert T. Doyle	$1-$10,000	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000
Gerald P. Richardson	$50,001-$100,000	None	Over $100,000	None	$50,001-$100,000
Brian Alexander(2)	None	None	$1-$10,000	$1-$10,000	None
Doug Franklin(2)	None	None	None	None	None
Claire Knoles(2)	None	None	None	None	None
Interested Person(1)
Neil J. Hennessy	Over $100,000	$50,001-$100,000	Over $100,000	$50,001-$100,000	$50,001-$100,000

Dollar Range of Equity Securities in the
		Equity and		BP Energy	BP Midstream
Name of Trustee	Total Return Fund	Income Fund	Balanced Fund	Transition Fund	Fund
Disinterested Trustees and Advisers
J. Dennis DeSousa	$1-$10,000	$1-$10,000	None	$1-$10,000	$1-$10,000
Robert T. Doyle	$10,001-$50,000	$1-$10,000	$1-$10,000	None	None
Gerald P. Richardson	$1-$10,000	None	$1-$10,000	None	None
Brian Alexander(2)	None	$1-$10,000	None	None	None
Doug Franklin(2)	None	None	None	None	None
Claire Knoles(2)	None	None	None	None	None
Interested Person(1)
Neil J. Hennessy	$50,001-$100,000	$50,001-$100,000	$50,001-$100,000	$10,001-$50,000	$50,001-$100,000

Dollar Range of Equity Securities in the
			Japan	Large Cap	Small Cap
Name of Trustee	Gas Utility Fund	Japan Fund	Small Cap Fund	Financial Fund	Financial Fund
Disinterested Trustees and Advisers
J. Dennis DeSousa	$1-$10,000	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000	$1-$10,000
Robert T. Doyle	$1-$10,000	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000	$1-$10,000
Gerald P. Richardson	None	None	None	None	None
Brian Alexander(2)	$1-$10,000	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000
Doug Franklin(2)	None	$10,001-$50,000	$10,001-$50,000	None	None
Claire Knoles(2)	None	None	None	None	None
Interested Person(1)
Neil J. Hennessy	$50,001-$100,000	$50,001-$100,000	$50,001-$100,000	$50,001-$100,000	$50,001-$100,000

Dollar Range of Equity Securities in the
All Registered Investment
Companies Overseen by Trustee in
Name of Trustee	Technology Fund	Family of Investment Companies(2)
Disinterested Trustees and Advisers
J. Dennis DeSousa	$10,001-$50,000	Over $100,000
Robert T. Doyle	$10,001-$50,000	Over $100,000
Gerald P. Richardson	$10,001-$50,000	Over $100,000
Brian Alexander(2)	None	$50,001-$100,000
Doug Franklin(2)	None	$50,001-$100,000
Claire Knoles(2)	None	None
Interested Person(1)
Neil J. Hennessy	$50,001-$100,000	Over $100,000
______________________________
(1)	Mr. Hennessy is considered an interested person, as defined in the 1940 Act, because he is an officer of the Trust.
(2)	The Hennessy Funds are the only funds in the fund complex.

MANAGEMENT OF THE FUNDS

THE INVESTMENT MANAGER

The investment manager of the Funds is Hennessy Advisors, Inc. The Investment Manager acts as the investment manager of each Fund pursuant to management agreements with the Trust (collectively, the “Management Agreements”). The Investment Manager furnishes continuous investment advisory services and management to the Funds. The Investment Manager is controlled by Neil J. Hennessy, who currently owns approximately 27.8% of the outstanding voting securities of the Investment Manager.

Under the Management Agreements, the Investment Manager is entitled to an investment advisory fee in respect of each Fund, computed daily and payable monthly, at the annual rate of each Fund’s average daily net assets as shown below:

Cornerstone Growth Fund	0.74%
Focus Fund	0.90%
Cornerstone Mid Cap 30 Fund	0.74%
Cornerstone Large Growth Fund	0.74%
Cornerstone Value Fund	0.74%
Total Return Fund	0.60%
Equity and Income Fund	0.80%
Balanced Fund	0.60%
BP Energy Transition Fund	1.25%
BP Midstream Fund	1.10%
Gas Utility Fund	0.40%
Japan Fund	0.80%
Japan Small Cap Fund	0.80%
Large Cap Financial Fund	0.90%
Small Cap Financial Fund	0.90%
Technology Fund	0.74%

Pursuant to the Management Agreements, the Investment Manager is responsible for investment management of each Fund’s portfolio, subject to general oversight by the Board of Trustees, and provides the Funds with office space. In addition, the Investment Manager is obligated to keep certain books and records of the Funds. In connection therewith, the Investment Manager furnishes each Fund with those ordinary clerical and bookkeeping services that are not being furnished by the Funds’ custodian, administrator, or transfer agent.

Under the terms of the Management Agreements, each Fund bears all expenses incurred in its operation that are not specifically assumed by the Investment Manager, Fund Services, or the Distributor (as defined below), other than pursuant to the 12b-1 plan for each Fund. General expenses of the Funds not readily identifiable as belonging to one of the Funds are allocated among the Funds by or under the direction of the Board of Trustees in such manner as the Board of Trustees determines to be fair and equitable. Expenses borne by each Fund include, but are not limited to, the following (or the Fund’s allocated share of the following): (i) the cost (including brokerage commissions, if any) of securities purchased or sold by the

Fund and any losses incurred in connection therewith; (ii) investment management fees; (iii) organizational expenses; (iv) filing fees and expenses relating to the registration and qualification of the Trust or the shares of a Fund under federal or state securities laws and maintenance of such registrations and qualifications; (v) fees and expenses payable to Disinterested Trustees and Advisers; (vi) taxes (including any income or franchise taxes) and governmental fees; (vii) costs of any liability, trustees’ and officers’ insurance, and fidelity bonds; (viii) legal, accounting, and auditing expenses; (ix) charges of the custodian, transfer agent, and other agents; (x) expenses of setting in type and providing a camera-ready copy of the Fund Prospectus and supplements thereto, expenses of setting in type and printing or otherwise reproducing statements of additional information and supplements thereto, and reports and proxy materials for existing shareholders; (xi) any extraordinary expenses (including fees and disbursements of counsel) incurred by the Trust or the Fund; (xii) fees, voluntary assessments, and other expenses incurred in connection with membership in investment company organizations; (xiii) a portion of the salaries of the Funds’ compliance officers; and (xiv) costs of meetings of shareholders. The Investment Manager may voluntarily waive its management fee or subsidize other Fund expenses. This may have the effect of increasing a Fund’s return.

Under the Management Agreements, the Investment Manager is not liable for any error of judgment or mistake of law or for any loss suffered by the Trust or any Fund in connection with the performance of the Management Agreements, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Investment Manager in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

Each Management Agreement has an initial term of two years and may be renewed from year to year thereafter so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. Each Management Agreement provides that it terminates in the event of its assignment (as defined in the 1940 Act). The Management Agreements may be terminated by the Trust with respect to a Fund or by the Investment Manager upon 60 days’ prior written notice.

The Investment Manager reimburses the Cornerstone Growth Fund and the Cornerstone Value Fund to the extent that the aggregate annual operating expenses of such Funds (for both Investor Class and Institutional Class shares), including the investment advisory fee, exceeds the expense limitations applicable to either of these Funds imposed by applicable state securities laws or regulations thereunder, as such limitations may be raised or lowered from time to time.

The Investment Manager reimburses the Cornerstone Large Growth Fund to the extent that the aggregate annual total expenses of the Fund (for both Investor Class and Institutional Class shares), including the investment advisory fee but excluding all federal, state, and local taxes, interest, brokerage commissions, and other costs incurred in connection with the purchase or sale of securities and extraordinary items in any year, exceeds that percentage of the average net asset value of the Fund for such year, as determined by valuations made as of the close of each business day, which is the most restrictive percentage provided by the state laws of the various states in which Investor Class or Institutional Class shares, as applicable, of the Fund are qualified for sale.

The Investment Manager reimburses the Total Return Fund and the Balanced Fund to the extent that the aggregate annual total expenses of Investor Class shares of such Funds, including the investment advisory fee and the administration fee but excluding any interest, taxes, brokerage fees and commissions, distribution fees, and extraordinary expenses, exceeds that percentage of the average net assets of either of such Fund for such year, as determined by valuations made as of the close of each business day, which is either (i) the most restrictive percentage provided by the state laws of the various states in which Investor Class shares of such Funds are qualified for sale or (ii) if the states in which Investor Class shares of such Funds are qualified for sale impose no such restrictions, 3%.

Effective October 26, 2018, the Investment Manager agreed in writing to waive a portion of its investment advisory fees and assume certain expenses of Investor Class shares and Institutional Class shares of the BP Midstream Fund to the extent annual fund operating expenses exceed 1.75% and 1.50%, respectively, of the average daily net assets (excluding all federal, state, and local taxes, interest, brokerage commissions, dividend and interest expenses on short sales, extraordinary items, and acquired fund fees and expenses (as defined in Form N‑1A under the 1940 Act or any successor form thereto) and other expenses incurred in connection with the purchase and sale of securities) of such Fund until October 25, 2020, and the Investment Manager has since agreed in writing to extend the waiver until February 28, 2022, at which time the contractual arrangement automatically terminates (and it may not be terminated prior to that date).

Effective February 28, 2017, the Investment Manager agreed in writing to waive a portion of its investment advisory fees and assume certain expenses of Investor Class shares and Institutional Class shares of the Technology Fund to the extent annual fund operating expenses exceed 0.98% of the average daily net assets (excluding all federal, state, and local taxes, interest, brokerage commissions, 12b‑1 fees, shareholder servicing fees payable to the Investment Manager, acquired fund fees and expenses and other costs incurred in connection with the purchase and sale of securities, and extraordinary items) of such Fund until February 28, 2018, and the Investment Manager has since agreed in writing to extend the waiver until February 28, 2022, at which time the contractual arrangement automatically terminates (and it may not be terminated prior to that date).

From October 26, 2018, through October 25, 2020, the Investment Manager agreed in writing to waive a portion of its investment advisory fees and assume certain expenses of Investor Class shares and Institutional Class shares of the BP Energy Transition Fund to the extent annual fund operating expenses exceed 2.00% and 1.75%, respectively, of the average daily net assets (excluding all federal, state, and local taxes, interest, brokerage commissions, dividend and interest expenses on short sales, extraordinary items, and acquired fund fees and expenses (as defined in Form N‑1A under the 1940 Act or any successor form thereto) and other expenses incurred in connection with the purchase and sale of securities) of such Fund.

From December 1, 2017, through November 30, 2019, the Investment Manager agreed in writing to waive a portion of its investment advisory fees and assume certain expenses of Investor Class shares and Institutional Class shares of the Cornerstone Large Growth Fund to the extent that the aggregate annual operating expenses exceeded 1.29% and 0.98%, respectively, of the average daily net assets (excluding all federal, state and local taxes, interest, brokerage commissions, acquired fund fees and expenses and other costs incurred in connection with the purchase and sale of securities, and extraordinary items) of such Fund.

If the accrued expenses of the Fund exceeds the expense limitation, the Fund creates an account receivable from the Investment Manager for such excess. In such a situation, the monthly payment of the Investment Manager’s fee is reduced by the amount of such excess (and if the amount of such excess in any month is greater than the monthly payment of the Investment Manager’s fee, the Investment Manager pays the Fund the amount of such difference), subject to monthly adjustment during the remainder of the Fund’s fiscal year if accrued expenses fall below this limit. Each waiver or reimbursement by The Investment Manager may recoup from the Fund any expenses waived or reimbursed for three years after such expenses are incurred, including for the three years following the expiration of the expense limitation agreement, if such recoupment can be achieved within the expense limits and any expense limits in place at the time of recoupment. However, in connection with the reorganization effective October 26, 2018, the Investment Manager agreed that amounts paid by the BP Energy Transition Fund and the BP Midstream Fund to their prior investment advisor are not subject to recoupment.

During fiscal years 2020, 2019, and 2018, the Funds listed below paid the following investment advisory fees to the Investment Manager:

	Fiscal Year Ended October 31, 2020	Fiscal Year Ended October 31, 2019	Fiscal Year Ended October 31, 2018
Focus Fund	$12,552,512	$16,454,476	$23,437,190
Cornerstone Mid Cap 30 Fund	$2,277,324	$3,497,387	$7,413,487
Cornerstone Value Fund	$1,655,457	$1,925,892	$2,145,562
Total Return Fund	$360,439	$457,836	$438,837
Equity and Income Fund	$1,046,354	$1,523,040	$1,969,709
Balanced Fund	$73,265	$75,433	$71,737
Gas Utility Fund	$2,753,609	$3,599,062	$4,424,651
Japan Fund	$5,299,898	$4,955,455	$3,455,857
Japan Small Cap Fund	$780,324	$1,220,115	$1,642,461
Large Cap Financial Fund	$391,691	$352,992	$428,499
Small Cap Financial Fund	$686,363	$1,182,342	$1,757,915

During fiscal year 2020, the Funds listed below paid investment advisory fees to the Investment Manager and received fee waivers and reimbursements of expenses as set forth below:

	Gross Advisory Fees	Advisory Fee (Waivers)/Recoupment	Net Advisory Fees	Expense Reimbursements
Cornerstone Growth Fund	$903,741	$—	$903,741	$—
Cornerstone Large Growth Fund	$893,869	$1,459	$895,328	$—
BP Energy Transition Fund	$271,834	$(61,329)	$210,505	$—
BP Midstream Fund	$344,842	$(83,080)	$261,762	$—
Technology Fund	$40,325	$(40,325)	$—	$(74,210)

During fiscal year 2019, the Funds listed below paid investment advisory fees to the Investment Manager and received fee waivers and reimbursements of expenses as set forth below:

	Gross Advisory Fees	Advisory Fee (Waivers)/Recoupment	Net Advisory Fees	Expense Reimbursements
Cornerstone Growth Fund	$1,123,816	$—	$1,123,816	$—
Cornerstone Large Growth Fund	$1,004,634	$(24,615)	$980,019	$—
BP Energy Transition Fund	$847,193	$—	$847,193	$—
BP Midstream Fund	$624,286	$(42,338)	$581,948	$—
Technology Fund	$34,937	$(34,937)	$—	$(86,765)

During fiscal year 2018, the Funds listed below paid investment advisory fees to the Investment Manager and received fee waivers and reimbursements of expenses as set forth below:

	Gross Advisory Fees	Advisory Fee (Waivers)/Recoupment	Net Advisory Fees	Expense Reimbursements
Cornerstone Growth Fund	$1,542,181	$1,024	$1,543,205	$—
Cornerstone Large Growth Fund	$1,127,992	$238	$1,128,230	$—
BP Energy Transition Fund(1)	$16,434	$—	$16,434	$—
BP Midstream Fund(1)	$14,710	$(2,918)	$11,792	$—
Technology Fund	$33,671	$(33,671)	$—	$(76,500)
______________________________

(1)	All amounts are for October 27, 2018, to October 31, 2018, during which the Investment Manager was the investment advisor to this Fund.

During the period of the Predecessor BP Funds’ fiscal year 2018 from December 1, 2017, through October 26, 2018, the Predecessor BP Funds paid investment advisory fees to BP Capital, the prior investment advisor, and received fee waivers as set forth below:

Gross Advisory Fees	Advisory Fee Waivers(1)	Net Advisory Fees
BP Energy Transition Fund	$1,500,624	$—	$1,500,624
BP Midstream Fund	$1,089,471	$(62,763)	$1,026,708
______________________________

(1)	Waived amounts are not subject to recoupment by the Investment Manager.

SUB-ADVISORS

The Investment Manager has delegated the day-to-day management of the portfolio composition of the Focus Fund, the Equity and Income Fund, the BP Energy Transition Fund, the BP Midstream Fund, the Japan Fund, and the Japan Small Cap Fund to sub‑advisors and has entered into a sub-advisory agreement with each sub‑advisor. Pursuant to the sub‑advisory agreements, the sub-advisors make specific portfolio investments in accordance with the applicable Fund’s investment objective and the sub-advisor’s investment approach and strategies.

The Investment Manager employs the sub‑advisors and may terminate them subject to prior approval by the Board of Trustees. Pursuant to the 1940 Act, employing a new sub‑advisor requires prior approval of the applicable Fund’s shareholders. The Trust may request an SEC order exempting a Fund from such requirements, but there can be no assurance that, if requested, such an order would be granted. Selection and retention criteria for a sub-advisor include the following: (i) historical performance records; (ii) consistent performance in the context of the markets; (iii) organizational stability and reputation; (iv) quality and depth of investment personnel; and (v) ability to apply a consistent approach. Different sub‑advisors may not necessarily exhibit all of the criteria to the same degree. Sub-advisors are paid by the Investment Manager, not by the sub‑advised Funds. Each sub-advisor’s activities are subject to general supervision by the Investment Manager and the Board of Trustees. Although the Investment Manager and the Board of Trustees do not evaluate the investment merits of a sub-advisor’s specific securities selections, they do review the performance of each sub-advisor relative to the selection criteria.

Broad Run Investment Management, LLC (Focus Fund)

The Investment Manager has delegated the day-to-day management of the portfolio composition of the Focus Fund to Broad Run and has entered into a sub‑advisory agreement with Broad Run (the “Broad Run Sub‑Advisory Agreement”). Broad Run is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and is wholly owned by David S. Rainey, Brian E Macauley, and Ira M. Rothberg. Pursuant to the Broad Run Sub-Advisory Agreement, Broad Run makes specific portfolio investments in accordance with the Focus Fund’s investment objective and Broad Run’s investment approach and strategies. In consideration thereof, the Investment Manager (not the Fund) pays Broad Run monthly at an annual rate of 0.29% of the average daily net assets of the Fund.

The Broad Run Sub-Advisory Agreement may be terminated by either party at any time without the payment of any penalty upon giving 60 days’ prior written notice to the other party. In addition, it terminates automatically if it is assigned.

The Broad Run Sub-Advisory Agreement provides that, absent willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations, Broad Run is not liable to the Investment Manager for any act or omission in the course of, or connected with, rendering services under the Broad Run Sub‑Advisory Agreement or for any losses that may be sustained in the purchase, holding, or sale of any security. The Broad Run Sub‑Advisory Agreement also provides that Broad Run is free to render similar services to others and to engage in other activities, as long as the services rendered under the sub‑advisory agreement are not impaired.

FCI Advisors (Equity and Income Fund – Fixed Income Allocation)

The Investment Manager has delegated the day-to-day management of the portfolio composition of the fixed income allocation of the Equity and Income Fund to FCI Advisors and has entered into a sub‑advisory agreement with FCI Advisors (the “FCI Sub‑Advisory Agreement”). FCI Advisors is an investment adviser registered under the Advisers Act and was founded in 1966. FCI Advisors’ ultimate parent company is MTC Holding Corporation, which is a holding company that is majority owned by Bradley A. Bergman, a Director of FCI Advisors and the President and Director of MTC Holding Corporation. Pursuant to the FCI Sub‑Advisory Agreement, FCI Advisors makes specific portfolio investments in accordance with the Equity and Income Fund’s investment objectives and FCI Advisors’ investment approach and strategies. In consideration thereof, the Investment Manager (not the Fund) pays FCI Advisors monthly at an annual rate of 0.27% of the average daily net assets of the Fund in its fixed income allocation.

The FCI Sub‑Advisory Agreement may be terminated by either party at any time without the payment of any penalty upon giving 60 days’ prior written notice to the other party. In addition, the FCI Sub‑Advisory Agreement terminates automatically if it is assigned.

The FCI Sub‑Advisory Agreement provides that, absent willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations, FCI Advisors is not liable to the Investment Manager for any act or omission in the course of, or connected with, rendering services under the sub‑advisory agreement or for any losses that may be sustained in the purchase, holding, or sale of any security. The FCI Sub‑Advisory Agreement also provides that FCI Advisors is free to render similar services to others and to engage in other activities, as long as the services rendered under the sub‑advisory agreement are not impaired.

The London Company of Virginia, LLC (Equity and Income Fund – Equity Allocation)

The Investment Manager has delegated the day-to-day management of the portfolio composition of the equity allocation of the Equity and Income Fund to The London Company and has entered into a sub‑advisory agreement with The London Company (“The London Company Sub‑Advisory Agreement”). The London Company is an investment adviser registered under the Advisers Act and was founded by Stephen M. Goddard, CFA, in 1994. The London Company is currently majority employee‑owned. Pursuant to The London Company Sub‑Advisory Agreement, The London Company makes specific portfolio investments for the equity allocation of the Equity and Income Fund in accordance with the Fund’s investment objective and The London Company’s investment approach and strategies. In consideration thereof, the Investment Manager (not the Fund) pays The London Company monthly at an annual rate of 0.33% of the average daily net assets of the Fund in its equity allocation.

The London Company Sub‑Advisory Agreement may be terminated by either party at any time without the payment of any penalty upon giving 60 days’ prior written notice to the other party. In addition, it terminates automatically if it is assigned.

The London Company Sub‑Advisory Agreement provides that, absent willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations, The London Company is not liable to the Investment Manager for any act or omission in the course of, or connected with, rendering services under the sub‑advisory agreement or for any losses that may be sustained in the purchase, holding, or sale of any security. The London Company Sub‑Advisory Agreement also provides that The London Company is free to render similar services to others and to engage in other activities, as long as the services rendered under the sub‑advisory agreement are not impaired.

BP Capital Fund Advisors, LLC (BP Energy Transition Fund and BP Midstream Fund)

The Investment Manager has delegated the day-to-day management of the portfolio composition of the BP Energy Transition Fund and the BP Midstream Fund to BP Capital (the advisor to the Predecessor BP Funds) and has entered into a sub-advisory agreement with BP Capital (the “BP Capital Sub-Advisory Agreement”). BP Capital is an investment advisor registered under the Advisers Act. Pursuant to the BP Capital Sub‑Advisory Agreement, BP Capital makes specific portfolio investments in accordance with the applicable Fund’s investment objective and BP Capital’s investment approach and strategies. In consideration thereof, the Investment Manager (not the Funds) pays BP Capital monthly at an annual rate of 0.40% of the average daily net assets of each Fund.

The BP Capital Sub-Advisory Agreement may be terminated by either party at any time without the payment of any penalty upon giving 60 days’ prior written notice to the other party. In addition, it terminates automatically if it is assigned.

The BP Capital Sub-Advisory Agreement provides that, absent willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations, BP Capital is not liable to the Investment Manager for any act or omission in the course of, or connected with, rendering services under the sub‑advisory agreement or for any losses that may be sustained in the purchase, holding, or sale of any security. The BP Capital Sub‑Advisory Agreement also provides that BP Capital is free to render similar services to others and to engage in other activities, as long as the services rendered under the sub‑advisory agreement are not impaired.

SPARX Asset Management Co., Ltd. (Japan Fund and Japan Small Cap Fund)

The Investment Manager has delegated the day-to-day management of the portfolio composition of the Japan Fund and the Japan Small Cap Fund to SPARX Japan and has entered into a sub‑advisory agreement with SPARX Japan for both such Funds (the “SPARX Japan Sub‑Advisory Agreement”). SPARX Japan is an investment adviser registered under the Advisers Act that was founded in 1989 and is headquartered in Tokyo. SPARX Japan is also registered with the Japanese authority to conduct the investment management business, the investment advisory and agency business, and the second financial instruments business. In addition, SPARX Japan performs various investment and research functions and performs investment advisory activities and fund administration for its Japanese and international clients in the area of Japanese equity investment. SPARX Japan is a wholly owned subsidiary of SPARX Group Co., Ltd. (“SPARX Group”). SPARX Group is a publicly listed company traded on the JASDAQ securities exchange, which is controlled by majority shareholder and Chairman, Mr. Shuhei Abe. Pursuant to the SPARX Japan Sub‑Advisory Agreement, SPARX Japan makes specific portfolio investments in accordance with the Japan Fund’s or the Japan Small Cap Fund’s investment objectives, as applicable, and SPARX Japan’s investment approach and strategies. In consideration thereof, the Investment Manager (not the Funds) pays SPARX Japan monthly at an annual rate equal to 0.35% of the first $500 million of the average daily net assets of each Fund, 0.40% of the next $500 million of the average daily net assets of each Fund, and 0.42% of the average daily net assets of each Fund in excess of $1 billion.

The SPARX Japan Sub-Advisory Agreement may be terminated by either party (i) at any time without the payment of any penalty upon giving 60 days’ prior written notice to the other party or (ii) if such party provides written notice to the other party that the other party is in material breach of the sub-advisory agreement, unless the other party cures such breach within 30 days following receipt of such written notice. In addition, it terminates automatically if it is assigned.

The SPARX Japan Sub-Advisory Agreement provides that SPARX Japan is not liable to the Investment Manager for, and the Investment Manager may not take any action against SPARX Japan or hold SPARX Japan liable for, any error of judgment or mistake of law or for any loss suffered by the Japan Fund or the Japan Small Cap Fund (including, without limitation, by reason of the purchase, sale, or retention of any security) in connection with the performance of SPARX Japan’s duties under the sub‑advisory agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of SPARX Japan in the performance of its duties under the sub‑advisory agreement, or by reason of its reckless disregard of its obligations and duties under the sub‑advisory agreement. The SPARX Japan Sub-Advisory Agreement also provides that SPARX Japan and its officers, directors, and employees are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors, trustees, or employees of any other firm or corporation.

In addition to entering into the SPARX Japan Sub-Advisory Agreement, the Investment Manager and SPARX Japan have entered into an arrangement that requires certain payments by the Investment Manager (and not by the Funds) in the event of the termination of SPARX Japan as sub-advisor. Specifically, if the Investment Manager terminates the SPARX Japan Sub-Advisory Agreement with respect to either or both of the Japan Fund and the Japan Small Cap Fund without providing SPARX Japan with at least 60 calendar days’ advance written notice of such termination, then the Investment Manager owes SPARX Japan sub-advisory fees as if such agreement had continued to be in effect for an additional 60 full calendar days after the date SPARX Japan received written notice of its termination. Such additional fees are calculated based on the aggregate NAV of the applicable Fund as of the close of business on the business day immediately preceding the termination date.

THE PORTFOLIO MANAGERS

Funds Advised Solely by the Manager:

•	Cornerstone Growth Fund
•	Cornerstone Mid Cap 30 Fund
•	Cornerstone Large Growth Fund
•	Cornerstone Value Fund
•	Total Return Fund
•	Balanced Fund
•	Gas Utility Fund
•	Large Cap Financial Fund
•	Small Cap Financial Fund
•	Technology Fund
The portfolio managers of each of the Funds listed above may have responsibility for the day-to-day management of other Funds within the Hennessy Funds complex, but they do not manage any other accounts as of October 31, 2020.

The portfolio managers of a Fund are often responsible for managing other Funds and may be responsible for accounts other than the Funds in the future. The side-by-side management of the Funds and other accounts may raise potential conflicts of interest due to the interest held by the Investment Manager or one of its affiliates in an account and certain trading practices used by the portfolio managers (for example, cross trades between the Funds and another account and allocation of aggregated trades). The Investment Manager has developed policies and procedures reasonably designed to mitigate those conflicts. In particular, the Investment Manager has adopted policies limiting the ability of portfolio managers to cross securities between Funds and policies designed to ensure the fair allocation of securities purchased on an aggregated basis.

The portfolio managers are compensated in various forms. The following table outlines the forms of compensation paid to the portfolio managers as of October 31, 2020:

Form of Compensation	Source of Compensation	Method Used to Determine Compensation (Including Any Differences in Method Between Account Types)
Salary	Investment Manager
On an annual basis, the Board of Directors of the Investment Manager determines Mr. Hennessy’s salary, and such amount remains fixed throughout the year. The Investment Manager’s executive management team determines the salaries of the remaining portfolio managers. Salaries are not based on the performance of the Funds or on the value of the assets held in the Funds’ portfolios.

Form of Compensation	Source of Compensation	Method Used to Determine Compensation (Including Any Differences in Method Between Account Types)
Performance Bonus	Investment Manager
The Board of Directors of the Investment Manager has contractually granted to Mr. Hennessy a performance bonus, payable quarterly, equal to 6.5% of the Investment Manager’s pre-tax profit, as computed for financial reporting purposes in accordance with generally accepted accounting principles subject to certain exceptions as set forth in his employment agreement. Each of Mr. Kelley and Mr. Wein is eligible for a discretionary bonus each year, the amount of which is determined by the Investment Manager’s executive management team and may be based on the Investment Manager’s pre‑tax profit or other performance criteria.

Asset‑Based Fees	Investment Manager	Mr. Ellison receives a performance bonus, payable quarterly, based on the average net assets for the applicable quarter of the Large Cap Financial Fund and the Small Cap Financial Fund.
Equity Awards	Investment Manager
Each portfolio manager is eligible for grants of restricted stock units that typically vest over a four‑year period. The amount of the equity pool in total is set subjectively based on the Investment Manager’s budget limitations for future years. The quantities are adjusted based on the fair value of the equity at the date of grant, which determines the total cost to the Investment Manager. The equity awards are granted annually, if at all, after the compensation committee of the Board of Directors of the Investment Manager completes its annual review of the Investment Manager’s executive officers.

Company 401(k) Contributions	Investment Manager
Each portfolio manager is eligible for a 401(k) contribution by the Investment Manager. The 401(k) contribution by the Investment Manager is optional from year to year and is not based on performance or goal achievement. The percentage level of the contribution is subjective and is determined annually by the Investment Manager’s executive management team and approved by the compensation committee of the Board of Directors of the Investment Manager with respect to the executive officers of the Investment Manager.

The following tables set forth the dollar range of equity securities of each Fund beneficially owned by its portfolio managers as of October 31, 2020:

Dollar Range of Equity Securities in the:
Name of Portfolio Manager	Cornerstone Growth Fund	Cornerstone Mid Cap 30 Fund	Cornerstone Large Growth Fund	Cornerstone Value Fund	Total Return Fund
Neil J. Hennessy	$100,001-$500,000	$100,001-$500,000	$50,001-$100,000	$50,001-$100,000	$50,001-$100,000
David H. Ellison	N/A	N/A	N/A	N/A	N/A
Ryan C. Kelley	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000
L. Joshua Wein	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000	None

Dollar Range of Equity Securities in the:
Name of Portfolio Manager	Balanced Fund	Gas Utility Fund	Large Cap Financial Fund	Small Cap Financial Fund	Technology Fund
Neil J. Hennessy	$50,001-$100,000	N/A	N/A	N/A	N/A
David H. Ellison	N/A	N/A	None	None	N/A
Ryan C. Kelley	$10,001-$50,000	$10,001-$50,000	$50,001-$100,000	$10,001-$50,000	$10,001-$50,000
L. Joshua Wein	None	$1-$10,000	N/A	N/A	$1-$10,000

Sub-Advised Funds

Broad Run Investment Management, LLC (Focus Fund)

Broad Run is the sole sub-advisor to the Focus Fund. The portfolio managers of the Focus Fund may have responsibility for accounts other than the Focus Fund. Information regarding the accounts managed by each portfolio manager as of October 31, 2020, other than the Focus Fund, is set forth below.

	Number of Other Accounts Managed and Total Assets by Account Type*			Number of Accounts and Total Assets for Which Advisory Fee Is Performance‑Based*
Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
David S. Rainey	0 $0	1 $3.74 million	183 $432.35 million	0 $0	0 $0	0 $0
Brian E. Macauley	0 $0	1 $3.74 million	183 $432.35 million	0 $0	0 $0	0 $0
Ira M. Rothberg	0 $0	1 $3.74 million	183 $432.35 million	0 $0	0 $0	0 $0

*	If an account has a co-portfolio manager, the total number of accounts and assets have been allocated to each respective manager. Therefore, some accounts and assets have been counted twice.

The Focus Fund investments and the investments of other accounts managed by Broad Run are not likely to experience any material conflict of interest. Broad Run employs a trade rotation policy to ensure that all accounts managed by Broad Run are handled in a fair and equitable manner by each portfolio manager. Broad Run also maintains a detailed compliance manual designed to address any potential conflicts of interest.

The portfolio managers for the Focus Fund receive an annual salary plus distributions based on firm profitability.

As of October 31, 2020, David S. Rainey and Ira M. Rothberg each owned $500,001 to $1,000,000 in shares of the Focus Fund, and Brian E. Macauley owned $100,001 to $500,000 in shares of the Focus Fund.

The London Company of Virginia, LLC (Equity and Income Fund – equity allocation)

The London Company is the sub-advisor for the equity allocation of the Equity and Income Fund. The portfolio managers of the equity allocation of the Equity and Income Fund may have responsibility for accounts other than the Equity and Income Fund. Information regarding the accounts managed by each portfolio manager as of October 31, 2020, other than the Equity and Income Fund, is set forth below.

	Number of Other Accounts Managed and Total Assets by Account Type*			Number of Accounts and Total Assets for Which Advisory Fee Is Performance‑Based*
Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Stephen M. Goddard	4 $5.5 billion	0 $0	564 $6.5 billion	0 $0	0 $0	2 $5.8 million
Jonathan T. Moody	4 $5.5 billion	0 $0	564 $6.5 billion	0 $0	0 $0	0 $0
J. Brian Campbell	4 $5.5 billion	0 $0	564 $6.5 billion	0 $0	0 $0	0 $0
Samuel D. Hutchings	4 $5.5 billion	0 $0	564 $6.5 billion	0 $0	0 $0	0 $0
Mark DeVaul	4 $5.5 billion	0 $0	564 $6.5 billion	0 $0	0 $0	0 $0

*	If an account has a co-portfolio manager, the total number of accounts and assets have been allocated to each respective manager. Therefore, some accounts and assets have been counted twice.

Actual or potential conflicts of interest may arise when the portfolio manager has management responsibilities for more than one client account including and not limited to the execution and allocation of investment opportunities, use of soft dollars and other brokerage practices, and personal securities trading. The London Company has adopted policies and procedures it believes are reasonably designed to address such conflicts. The London Company employs a trade rotation policy to ensure that all accounts managed by it are handled in a fair and equitable manner by each portfolio manager. The London Company also maintains a detailed compliance manual designed to address any potential conflicts of interest.

Each portfolio manager receives an annual salary and a year-end bonus based on firm performance and overall contribution to The London Company. No specific benchmark is used to determine the amount of bonuses paid to employees. Bonuses are measured using a general assessment of stock and portfolio performance compared to relevant benchmarks, which include the S&P 500, Russell 1000®, and Russell 2000® Indices (on a pre-tax basis over a three-year to five-year period) relative to the market capitalization, stock sector and objective of the portfolios being managed. Portfolio managers also have the potential to become owners of The London Company after a reasonable tenure with the firm.

As of October 31, 2020, Stephen M. Goddard owned over $1 million in shares of the Equity and Income Fund, and Jonathan T. Moody, J. Brian Campbell, Sam Hutchings, and Mark DeVaul did not own shares of the Equity and Income Fund.

FCI Advisors (Equity and Income Fund – fixed income allocation)

FCI Advisors is the sub-advisor for the fixed income allocation of the Equity and Income Fund. The portfolio managers of the fixed income allocation of the Equity and Income Fund may have responsibility for accounts other than the Equity and Income Fund. Information regarding the accounts managed by each portfolio manager as of October 31, 2020, other than the Equity and Income Fund, is set forth below.

	Number of Other Accounts Managed and Total Assets by Account Type*			Number of Accounts and Total Assets for Which Advisory Fee Is Performance‑Based*
Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Gary B. Cloud	0 $0	0 $0	26 $591.9 million	0 $0	0 $0	0 $0
Peter G. Greig	0 $0	0 $0	802 $715.6 million	0 $0	0 $0	0 $0

*	If an account has a co-portfolio manager, the total number of accounts and assets have been allocated to each respective manager. Therefore, some accounts and assets have been counted twice.

With respect to potential conflicts of interest, to the extent that the Equity and Income Fund and another client of FCI Advisors seek to acquire the same security at about the same time, the Equity and Income Fund may not be able to acquire as large a position in such security as it desires, or it may have to pay a higher price for the security. Similarly, the Equity and Income Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Equity and Income Fund. In the event that more than one client wants to purchase or sell the same security on a given date, the purchases and sales normally would be made by random client selection. FCI Advisors maintains a detailed trading policy manual designed to address these conflicts of interest.

Each portfolio manager is compensated for his services by FCI Advisors. Each portfolio manager’s compensation consists of a fixed base salary, a performance-based bonus, and the right to participate in FCI Advisors’ profit sharing and 401(k) plan. Each portfolio manager is eligible to receive an annual bonus from FCI Advisors. The annual performance based bonus is calculated 15% based on client retention and other bonus considerations and 85% based on the performance of FCI Advisors’ fixed income composites compared to the appropriate Bloomberg Barclays Capital Indices. Performance is calculated for the prior calendar year on a pre-tax basis. Senior portfolio managers have an opportunity to be shareholders of the privately held holding company, MTC Holding, the parent company of FCI Advisors.

As of October 31, 2020, Peter G. Greig and Gary B. Cloud did not own shares of the Equity and Income Fund.

BP Capital Fund Advisors, LLC (BP Energy Transition Fund and BP Midstream Fund)

BP Capital is the sole sub-advisor to the BP Energy Transition Fund and the BP Midstream Fund. The portfolio managers of the BP Energy Transition Fund and the BP Midstream Fund may have responsibility for accounts other than such Funds. Information regarding the accounts, other than the BP Energy Transition Fund and the BP Midstream Fund, managed by each portfolio manager as of October 31, 2020, is set forth below.

	Number of Other Accounts Managed and Total Assets by Account Type*			Number of Accounts and Total Assets for Which Advisory Fee Is Performance‑Based*
Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Toby Loftin	0 $0	0 $0	15 $14 million	0 $0	0 $0	0 $0
Benton Cook	0 $0	0 $0	15 $14 million	0 $0	0 $0	0 $0

*	If an account has a co-portfolio manager, the total number of accounts and assets have been allocated to each respective manager. Therefore, some accounts and assets have been counted twice.

If BP Capital manages other accounts using some of the same strategies, conflicts may arise in the selection and trading in portfolio securities. To mitigate these conflicts, BP Capital’s chief compliance officer, along with BP Capital’s management team or other personnel, are responsible for determining the allocation methodologies used by BP Capital and implementing any changes to such methodologies on an ongoing basis.

BP Capital’s chief compliance officer is responsible for reviewing the side-by-side management of BP Capital’s accounts, including performance dispersion and investment allocation. BP Capital’s chief compliance officer also confirms quarterly that BP Capital continues to invest in accordance with the stated investment strategy and objective of each account.

BP Capital uses order management software that aids the portfolio managers in ensuring pre-trade and post-trade compliance and confirmation. Portfolio managers monitor the portfolios daily and provide daily exception reports that are reviewed by both the portfolio managers and BP Capital’s chief compliance officer as they are created. BP Capital’s chief compliance officer is ultimately responsible for ensuring that the portfolio managers provide the necessary inputs in order for the software to accurately aid them in monitoring the portfolio. BP Capital’s annual review encompasses a review of the controls in the software to ensure they are appropriate, in place, and all exceptions are dealt with timely.

Toby Loftin, a Managing Member of BP Capital, Benton Cook, and other employees are compensated by BP Capital. Benton Cook is a principal of BP Capital and owns a profits interest in a parent company of BP Capital called The Loftin Group, and therefore effectively has an ownership interest in BP Capital.

Bonuses are discretionary and based on the profitability of BP Capital and may be paid in the form of cash or equity.

As of October 31, 2020, Toby Loftin owned $1 to 10,001 in shares of each of the BP Energy Transition Fund and the BP Midstream Fund, and Benton Cook did not own shares of either Fund.

SPARX Asset Management Co., Ltd. (Japan Fund and Japan Small Cap Fund)

SPARX Japan is the sole sub-advisor to the Japan Fund and the Japan Small Cap Fund. The portfolio managers of the Japan Fund and the Japan Small Cap Fund may have responsibility for accounts other than such Funds. Information regarding the accounts managed by each portfolio manager as of October 31, 2020, other than the Japan Fund and the Japan Small Cap Fund, is set forth below.

	Number of Other Accounts Managed and Total Assets by Account Type*			Number of Accounts and Total Assets for Which Advisory Fee Is Performance‑Based*
Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Masakazu Takeda	0 $0	6 $3.6 billion	3 $754 million	0 $0	0 $0	0 $0
Tadahiro Fujimura	0 $0	3 $228 million	3 $1.0 billion	0 $0	1 $126 million	0 $0
Yu Shimizu	0 $0	3 $171 million	1 $247 million	0 $0	0 $0	1 $186 million
Takenari Okumura	0 $0	4 $113 million	0 $0	0 $0	1 $95 million	$0 $0

*	If an account has a co-portfolio manager, the total number of accounts and assets have been allocated to each respective manager. Therefore, some accounts and assets have been counted twice.

The portfolio managers of the Japan Fund and the Japan Small Cap Fund manage multiple accounts for a diverse client base, including institutional investors, banking and thrift institutions, pension and profit sharing plans, businesses, private investment partnerships and companies, and sophisticated, high net worth individuals. SPARX Japan has a fiduciary obligation to recognize potential conflicts of interest and manage them carefully through appropriate policies, procedures, and oversight. Although the potential for conflicts of interest exist when an investment adviser and portfolio managers manage other accounts with similar investment objectives and strategies as the Japan Fund or the Japan Small Cap Fund (“Similar Accounts”), SPARX Japan has procedures in place that are designed to ensure that all accounts are treated fairly and that the Funds are not disadvantaged, including procedures regarding trade allocations and conflicting trades (e.g., long and short positions in the same security, as described below), which include internal review processes and oversight by independent third parties. In addition, the Japan Fund and Japan Small Cap Fund, as series of a registered investment company, are subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.

Potential conflicts of interest may arise because of SPARX Japan’s side-by-side management of the Japan Fund, the Japan Small Cap Fund, and Similar Accounts, including hedge funds (where SPARX Japan receives performance-based fees). For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as SPARX Japan may be perceived as causing accounts it manages to participate in an offering to increase SPARX Japan’s overall allocation of securities in that offering, or to increase SPARX Japan’s ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as SPARX Japan may have an incentive to allocate securities that are expected to increase in value to preferred accounts. IPOs, in particular, are frequently of very limited availability. Additionally, portfolio managers may be perceived to have a conflict of interest because of the multiple Similar Accounts that they are managing on behalf of SPARX Japan in addition to the Japan Fund and the Japan Small Cap Fund. Although SPARX Japan does not track each individual portfolio manager’s time dedicated to each account, SPARX Japan periodically reviews each portfolio manager’s overall responsibilities to ensure that they are able to allocate the necessary time and resources to manage effectively the Japan Fund and the Japan Small Cap Fund. In addition, SPARX Japan could be viewed as having a conflict of interest to the extent that SPARX Japan or the portfolios managers have a materially larger investment in a Similar Account than their investment in the Japan Fund or the Japan Small Cap Fund.

A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account. Certain hedge funds managed by SPARX Japan may also be permitted to sell securities short. When SPARX Japan engages in short sales of securities of the type in which the Japan Fund or the Japan Small Cap Fund invests, SPARX Japan could be seen as harming the performance of the Japan Fund or the Japan Small Cap Fund for the benefit of the account engaging in short sales if the short sales contribute to the fall in the market value of the securities. As described above, SPARX Japan has procedures in place to address these conflicts. SPARX Japan’s trading policies and procedures attempt to follow established best practices and to address, where necessary, the challenges SPARX Japan faces in managing specifically the Japan Fund, the Japan Small Cap Fund, and the Similar Accounts.

SPARX Japan’s portfolio managers are generally responsible for managing multiple types of accounts that may, or may not, have similar investment objectives, strategies, risks, and fees to those managed on behalf of the Japan Fund and the Japan Small Cap Fund. Portfolio managers responsible for managing the Funds may also manage sub-advised registered investment companies, collective investment trusts, unregistered funds, or other pooled investment vehicles and separate accounts.

SPARX Japan compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. The compensation package for the portfolio managers of the Japan Fund and the Japan Small Cap Fund consists of a salary and incentive bonus comprising cash and equity in SPARX Japan’s parent company. Various factors are considered in the determination of a portfolio manager’s compensation. Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by them rather than for a specific fund or account. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce SPARX Japan’s investment philosophy such as leadership, teamwork, and commitment.

In determining the incentive bonus, consideration is given to the portfolio manager’s quantitative performance, as measured by his ability to make investment decisions that contribute to total returns, by comparison to a predetermined benchmark (for the Japan Fund and the Japan Small Cap Fund, as set forth in the Fund Prospectus) over the current fiscal year and the longer-term performance (three-year, five-year, or ten-year, as applicable), as well as performance relative to peers. In addition, the portfolio manager’s bonus can be influenced by subjective measurement of his ability to help others make investment decisions. The executive management team of the SPARX Group has discretion to determine the size of the portfolio manager’s bonus. As a result, the percentage of compensation of salary and bonus vary.

The portfolio managers of the Japan Fund and the Japan Small Cap Fund also have the opportunity to participate in the SPARX Japan equity program, which awards stock or stock options to those individuals who have been identified as key contributors as well as future leaders of SPARX Japan. The awards generally vest over three-year to five-year periods.

As of October 31, 2020, Masakazu Takeda and Yu Shimizu did not own shares of the Japan Fund, and Tadahiro Fujimura and Takenari Okumura did not own shares of the Japan Small Cap Fund.

THE ADMINISTRATOR

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, provides administration services to the Funds pursuant to a Fund Administration Servicing Agreement with the Trust (the “Administration Agreement”). The Administration Agreement provides that Fund Services must furnish the Funds with various administrative services including, but not limited to, (i) the preparation and coordination of reports to the Board of Trustees, (ii) preparation and filing of securities and other regulatory filings (including state securities filings), (iii) marketing materials, tax returns and shareholder reports, (iv) review and payment of Fund expenses, (v) monitoring and oversight of the activities of the Funds’ other servicing agents (i.e., transfer agent, custodian, accountants, etc.), (vi) maintaining books and records of the Funds, and (vii) administering shareholder accounts. Under the Administration Agreement, Fund Services is required to exercise reasonable care and is not liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with its performance as administrator, except a loss resulting from willful misfeasance, bad faith, or negligence on the part of Fund Services in the performance of its duties under the Administration Agreement. The Administration Agreement remains in effect until terminated by either party. It may be terminated at any time, without the payment of any penalty, by the Board of Trustees upon 90 days’ prior written notice to Fund Services, or by Fund Services upon 90 days’ prior written notice to the Trust.

For all services provided pursuant to the Administration Agreement, the Fund Accounting Servicing Agreement (see below), the Custodian Agreement (see below), and the Transfer Agent Agreement (see below), Fund Services and its affiliates receive from the Funds an annual fee, payable monthly, based on the average daily net assets of all of the Funds. As of October 31, 2020, subject to certain fee waivers, the annual fee for the Hennessy Funds complex was equal to 0.12% of the first $2 billion of the average daily net assets, 0.10% of the next $2 billion, 0.06% of the next $2 billion, 0.05% of the next $1 billion, 0.04% of the next $3 billion, and 0.03% of the average daily net assets in excess of $10 billion, subject to a minimum annual fee for the Hennessy Funds complex of $600,000. Prior to October 31, 2018, subject to certain fee waivers, the annual fee for the Hennessy Funds complex was equal to 0.12% of the first $2 billion of the average daily net assets, 0.10% of the next $2 billion, 0.08% of the next $2 billion, and 0.05% of the average daily net in excess of $6 billion, subject to a minimum annual fee for the Hennessy Funds complex of $600,000.

During fiscal years 2020, 2019, and 2018, Fund Services received the following amounts in administration fees from the Funds:

	Fiscal Year Ended October 31, 2020	Fiscal Year Ended October 31, 2019	Fiscal Year Ended October 31, 2018
Cornerstone Growth Fund	$143,468	$162,008	$199,081
Focus Fund	$1,511,836	$1,798,293	$2,499,733
Cornerstone Mid Cap 30 Fund	$349,443	$465,659	$951,554
Cornerstone Large Growth Fund	$141,300	$147,584	$146,207
Cornerstone Value Fund	$252,175	$269,775	$277,676
Total Return Fund	$76,116	$89,190	$69,602
Equity and Income Fund	$153,536	$199,730	$232,757
Balanced Fund	$24,432	$26,640	$11,571
BP Energy Transition Fund(1)	$30,529	$76,697	$1,196

Fiscal Year Ended October 31, 2020	Fiscal Year Ended October 31, 2019	Fiscal Year Ended October 31, 2018
BP Midstream Fund(1)	$34,712	$67,866	$1,217
Gas Utility Fund	$752,394	$895,140	$1,057,661
Japan Fund	$723,092	$629,289	$415,000
Japan Small Cap Fund	$118,242	$161,422	$196,932
Large Cap Financial Fund	$57,584	$53,188	$45,895
Small Cap Financial Fund	$94,730	$140,486	$188,398
Technology Fund	$12,496	$18,889	$4,008
______________________________

(1)	Amounts for the fiscal year ended October 31, 2018, are for the period from October 27, 2018, to October 31, 2018.

Fund Services also served as administrator to the Predecessor BP Funds. During the below periods, Fund Services received the following amounts in administration fees from the Predecessor BP Funds pursuant to the Predecessor BP Funds’ administration agreement:

December 1, 2017, Through October 26, 2018
BP Energy Transition Fund	$168,911
BP Midstream Fund	$172,153

The American Gas Association provides administrative services to the Gas Utility Fund pursuant to an Administrative Services Agreement between the Gas Utility Fund and AGA. These administrative services include overseeing the calculation of the AGA Stock Index. ScottMadden performs the actual computations required to produce the AGA Stock Index and receives a fee for such calculations pursuant to a contractual arrangement with AGA. AGA does not furnish other securities advice to the Gas Utility Fund or the Investment Manager or make recommendations regarding the purchase or sale of securities by the Gas Utility Fund. Under the terms of an agreement approved by the Board of Trustees, AGA provides the Investment Manager with current information regarding the common stock composition of the AGA Stock Index no less than quarterly but may supply such information more frequently. In addition, AGA provides the Gas Utility Fund with information on the natural gas industry. The Gas Utility Fund pays AGA in its capacity as administrator a fee at an annual rate of 0.04% of the average daily net assets of the Gas Utility Fund.

During fiscal years 2020, 2019, and 2018, the Gas Utility Fund paid the following administration fees to AGA:

Fiscal Year Ended October 31, 2020	Fiscal Year Ended October 31, 2019	Fiscal Year Ended October 31, 2018
$275,361	$359,906	$442,465

ACCOUNTING SERVICES AGREEMENT

Fund Services also provides fund accounting services to the Funds pursuant to a Fund Accounting Servicing Agreement with the Trust (the “Fund Accounting Servicing Agreement”). For its accounting services, Fund Services and its affiliates are entitled to receive annual fees, payable monthly, based on the fee schedule set forth above under “THE ADMINISTRATOR.”

TRANSFER AGENT AND CUSTODIAN

Fund Services provides transfer agency services to Funds pursuant to a Transfer Agent Agreement with the Trust (the “Transfer Agent Agreement”). Under the Transfer Agent Agreement, Fund Services has agreed to issue and redeem shares of each Fund, make dividend and other distributions to shareholders of each Fund, respond to correspondence by Fund shareholders and others relating to its duties, maintain shareholder accounts, and make periodic reports to the Funds.

U.S. Bank, National Association (the “Custodian”), Custody Operations, 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as custodian for the Funds pursuant to a Custodian Agreement with the Trust (the “Custodian Agreement”). The Custodian and Fund Services are affiliates of each other. Under the Custodian Agreement, the Custodian is responsible for, among other things, receipt of and disbursement of funds from the Funds’ accounts, establishment of segregated accounts as necessary, and transfer, exchange, and delivery of Fund portfolio securities.

THE DISTRIBUTOR

Quasar Distributors, LLC (the “Distributor”), 111 East Kilbourn Avenue, Suite 2200, Milwaukee, Wisconsin 53202, serves as the distributor for the Funds pursuant to a distribution agreement with the Trust (the “Distribution Agreement”). The Distributor was an affiliate of Fund Services and the Custodian through March 30, 2020. Effective March 31, 2020, Foreside Financial Group, LLC (“Foreside”) acquired the Distributor from Fund Services. As a result of the acquisition, the Distributor became a wholly owned broker‑dealer subsidiary of Foreside and is no longer affiliated with Fund Services or the Custodian. The Board of Trustees approved a new Distribution Agreement with the Distributor in connection with the acquisition.

CODE OF ETHICS

The Trust and the Investment Manager have adopted a Code of Ethics pursuant to Rule 17j‑1 under the 1940 Act (“Rule 17j-1”). Such Code of Ethics permits Access Persons (as defined in Rule 17j‑1) of the Trust and the Investment Manager to invest in securities, including securities that may be purchased or held by the Funds, subject to receiving pre‑clearance of any personal securities transactions in securities other than direct obligations of the U.S. government, bankers’ acceptances, bank certificates of deposit, commercial paper, and high‑quality short‑term debt instruments, including repurchase agreements, and shares issued by open‑end registered investment companies. With certain exceptions, such Code of Ethics generally prohibits the purchase or sale of securities if the Access Person of the Trust or Investment Manager knows at the time of such purchase or sale that the security is being considered for purchase or sale by a Fund or is being purchased or sold by a Fund. While Foreside, on behalf of the Distributor and its affiliates, has adopted a code of ethics that is compliant with Rule 17j-1, Foreside and the Distributor are not required to adopt a code of ethics pursuant to Rule 17j-1, in reliance on the exemption found in Rule 17j-1(c)(3).

Each sub‑advisor has adopted a Code of Ethics pursuant to Rule 17j‑1 that permits Access Persons of the sub‑advisor to invest in securities, including securities that may be purchased or held by the Funds, subject to following the procedures set forth in the personal securities transactions policy of the sub‑advisor.

PROXY VOTING POLICY

Information on how the Funds voted proxies during the most recent 12-month period ended June 30 is available on the Funds’ website, without charge, at www.hennessyfunds.com or the website of the SEC at http://www.sec.gov.

Funds Advised Solely by the Manager:

•	Cornerstone Growth Fund
•	Cornerstone Mid Cap 30 Fund
•	Cornerstone Large Growth Fund
•	Cornerstone Value Fund
•	Total Return Fund
•	Balanced Fund
•	Gas Utility Fund
•	Large Cap Financial Fund
•	Small Cap Financial Fund
•	Technology Fund
When the Funds listed above that follow a quantitative strategy or index strategy vote proxies relating to securities that they own, they follow the Wall Street Rule, which means that they vote in accordance with management’s recommendation. Based on the quantitative strategy or index strategy of such Funds, the portfolio managers of such Funds believe that following the Wall Street Rule is consistent with the economic best interests of the Funds’ investors. When the Hennessy Funds that are actively managed vote proxies relating to securities that they own, they generally follow the Wall Street Rule, but the portfolio managers of such Funds have discretion to vote in a manner that is different from management’s recommendation where they believe doing so would be in the economic best interests of the Funds’ investors. A Fund may not exercise voting authority on matters where the cost of voting would be high, such as with some foreign securities, or where the benefit to the Fund would be low, such as when casting a vote would not reasonably be expected to have a material effect on the value of the Fund’s investment.

There may be instances where the interests of the Investment Manager may conflict, or appear to conflict, with the interests of one of the Funds. In such instances, the Investment Manager votes in accordance with the Wall Street Rule regardless of whether the Fund follows a quantitative strategy or index strategy or is actively managed.

Sub-Advised Funds

The Board of Trustees has delegated authority for making voting decisions with respect to the portfolio securities of the Funds that are sub‑advised to the sub‑advisors of such Funds.

Broad Run Investment Management, LLC (Focus Fund)

The proxy voting policies and procedures of Broad Run address the responsibility of Broad Run to ensure that proxies received for portfolio securities held by the Focus Fund are voted in the best interest of the Focus Fund, including in those situations involving a conflict of interest between the Focus Fund on the one hand, and Broad Run or its affiliated persons, on the other hand. Such voting responsibilities must be exercised in a manner that is consistent with the general antifraud provisions of the Advisers Act, as well as Broad Run’s fiduciary duties under federal and state law to act in the best interest of its clients.

Proxies solicited for items of business with respect to issuers whose voting securities are owned by the Focus Fund must be voted in the best interests of the Focus Fund. Proxies are voted on a case‑by‑case basis in the best economic interest of the Focus Fund’s investors taking into consideration all relevant contractual obligations and other circumstances at the time of the vote. Broad Run may abstain from voting a proxy when the effect on the economic interests of investors in the Focus Fund or the value of the Focus Fund’s portfolio holding is indeterminable or insignificant or when the cost of voting the proxies outweighs the benefits, for example, when voting certain non‑U.S. securities.

FCI Advisors (Equity and Income Fund – fixed income allocation)

The proxy voting policies and procedures of FCI Advisors provide that it is FCI Advisors’ intention to vote on all proxy proposals for all securities held by the Equity and Income Fund in its fixed income allocation in a timely manner, unless abstaining on a particular ballot is seen to be in the best interests of the investors.

In some instances, a proxy vote may present a conflict between the interests of the Equity and Income Fund, on the one hand, and FCI Advisors’ interests or the interests of a person affiliated with FCI Advisors, on the other hand. In such a case, FCI Advisors must disclose this conflict to the Equity and Income Fund when the conflict arises and obtain its consent before voting. After the potential conflict analysis has been completed, all proxies that contain only routine director and auditor votes are voted automatically on FCI Advisors’ behalf by a proxy advisory service. FCI Advisors has proxy voting guidelines that address proxy voting on other types of matters, such as corporate governance, equity‑based compensation plans, corporate structure, and shareholder rights plans. For example, FCI Advisors generally:

•	votes for measures that act to increase the independence of the board of directors;
•	supports measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees;
•	votes for proposals that promote the exercise of investors’ rights; and
•	votes against shareholder rights plans.
The London Company of Virginia, LLC (Equity and Income Fund – equity allocation)

The London Company votes all proxies and act on other corporate actions for all securities held by the Equity and Income Fund in its equity allocation in a timely manner as part of its full discretionary authority over the equity allocation of the Equity and Income Fund.

The London Company votes the recommendation of Glass Lewis, a leading provider of independent, global proxy research, unless otherwise directed by the Equity and Income Fund or the Investment Manager. The London Company’s utmost concern when voting proxies for the Equity and Income Fund is that all decisions are made in the best interest of the equity allocation of the Equity and Income Fund. The London Company acts in a prudent and diligent manner intended to enhance the economic value of the assets of the Equity and Income Fund’s account and gives substantial weight to the recommendation of management on any issue.

The London Company also considers whether there are specific facts and circumstances that may give rise to a material conflict of interest on the part of The London Company voting the proxy. Should a proxy proposal raise a material conflict between the interests of The London Company and the Equity and Income Fund, it resolves the matter on a case‑by‑case basis, by abstaining from the vote, voting in accordance with the guidelines set forth by Glass Lewis, or voting the way The London Company feels is in the best interest of the Equity and Income Fund.

BP Capital Fund Advisors, LLC (BP Energy Transition Fund and BP Midstream Fund)

BP Capital has adopted proxy voting policies and procedures that require that BP Capital vote proxies received in a manner consistent with the best interests of the BP Energy Transition Fund and the BP Midstream Fund and their shareholders. BP Capital’s proxy voting policies and procedures are intended to further the economic value of each security held by the BP Energy Transition Fund or the BP Midstream Fund. If a proxy proposal raises a material conflict between BP Capital’s interests and a Fund’s interests, BP Capital resolves the conflict by following its policy guidelines or the recommendation of an independent third party.

SPARX Asset Management Co., Ltd. (Japan Fund and Japan Small Cap Fund)

SPARX Japan has adopted a proxy voting policy (the “Policy”) that provides as follows:

•
SPARX Japan generally votes proxies in a manner consistent with decisions of the Investment Committee of SPARX Japan (the “Committee”), which makes voting decisions pursuant to its Equity Voting Guidelines (the “Guidelines”), unless otherwise permitted by the Policy (such as when specific interests and issues require that a client’s vote be cast differently from the Committee’s decision in order to act in the best economic interests of clients).

•
Where a material conflict of interest has been identified and the matter is covered by the Guidelines, proxies are voted in accordance with the Guidelines. Where a conflict of interest has been identified and the matter is not covered in the Guidelines, SPARX Japan discloses the conflict and the determination of the manner in which to vote to the Board of Directors of the Investment Manager.

The Guidelines address proxy voting on particular types of matters such as elections for directors, adoption of option plans, and antitakeover proposals. For example, the Committee’s decisions generally:

•	supports management in most elections for directors, unless there are clear concerns about the past performance of the company or the board fails to meet minimum corporate governance standards;
•
supports option plans that motivate participants to focus on long-term investor value and returns, encourage employee stock ownership, and more closely align employee interests with those of investors; and

•
votes for mergers, acquisitions, and sales of business operations, unless the impact on earnings or voting rights for one class or group of investors is disproportionate to the relative contributions of the group or the company’s structure following the acquisition or merger does not reflect good corporate governance, and vote against such actions if the companies do not provide sufficient information upon request concerning the transaction.

PORTFOLIO TRANSACTIONS

Subject to policies established by the Board of Trustees, the Investment Manager or a sub‑advisor, as applicable, is responsible for the execution of Fund transactions and the allocation of brokerage transactions for the Funds. As a general matter, in executing Fund transactions the Investment Manager or sub‑advisor may employ or deal with such brokers or dealers that, in the Investment Manager’s or sub‑advisor’s best judgment, may provide prompt and reliable execution of the transaction at favorable security prices and reasonable commission rates. In selecting brokers or dealers, the Investment Manager or sub‑advisor considers all relevant factors, including the price (together with the applicable brokerage commission or dealer spread), size of the order, nature of the market for the security, timing of the transaction, the reputation, experience, and financial stability of the broker-dealer, the quality of service, the difficulty of execution and operational facilities of the firm involved, and, in the case of securities, the firm’s risk in positioning a block of securities. Prices paid to dealers in principal transactions through which most debt securities and some equity securities are traded generally include a spread, which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at that time. Each Fund that invests in securities traded in the over-the-counter markets may engage in transactions with the dealers who make markets in such securities, unless a better price or execution could be obtained by using a broker. A Fund has no obligation to deal with any broker or group of brokers in the execution of Fund transactions.

The Investment Manager or sub‑advisor may select broker-dealers that provide it with research services and may cause a Fund to pay such broker-dealers commissions that exceed those that other broker‑dealers may have charged, if in the Investment Manager’s or sub‑advisor’s view the commissions are reasonable in relation to the value of the brokerage or research services provided by the broker-dealer. Research services furnished by brokers through which a Fund effects securities transactions may be used by the Investment Manager or sub‑advisor in advising other Funds or accounts and, conversely, research services furnished to the Investment Manager or sub‑advisor by brokers in connection with other Funds or accounts the Investment Manager or sub‑advisor advises may be used by the Investment Manager or sub‑advisor in advising a Fund. Information and research received from such brokers is in addition to, and not in lieu of, the services required to be performed by the Investment Manager under the Management Agreement or sub‑advisor under a sub‑advisory agreement. Each Fund may purchase and sell Fund portfolio securities to and from dealers who provide the Fund with research services. Fund transactions are not directed to dealers solely based on research services provided.

Investment decisions for each Fund and for other investment accounts managed by the Investment Manager or sub‑advisor are made independently of each other in light of differing considerations for the various accounts. However, the same investment decision may be made for a Fund and one or more of such other accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then allocated between the Fund and such other accounts as to amount according to a formula deemed equitable to the Fund and such other accounts. Although in some cases this practice could have a detrimental effect on the price or value of the security to a Fund or on such Fund’s ability to complete its entire order, in other cases the Investment Manager believes that coordination and the ability to participate in volume transactions is beneficial to the Fund.

The Funds paid the following amounts in portfolio brokerage commissions during fiscal years 2020, 2019, and 2018:

Fiscal Year Ended October 31, 2020	Fiscal Year Ended October 31, 2019	Fiscal Year Ended October 31, 2018
Cornerstone Growth Fund	$283,295	$449,626	$926,662
Focus Fund	$301,979	$243,356	$498,920
Cornerstone Mid Cap 30 Fund	$685,449	$1,159,740	$3,952,584
Cornerstone Large Growth Fund	$96,413	$99,619	$121,744
Cornerstone Value Fund	$114,455	$138,438	$172,394
Total Return Fund	$10,548	$11,772	$7,486
Equity and Income Fund	$41,819	$30,402	$33,435
Balanced Fund	$1,753	$2,075	$1,150
BP Energy Transition Fund	$113,138	$325,700	$336,787
BP Midstream Fund	$121,359	$201,012	$273,970
Gas Utility Fund	$343,469	$257,526	$475,500
Japan Fund	$113,501	$81,147	$110,797
Japan Small Cap Fund	$52,054	$95,727	$165,103
Large Cap Financial Fund	$41,229	$29,274	$34,335
Small Cap Financial Fund	$206,880	$198,371	$173,590
Technology Fund	$23,523	$20,095	$23,494

During fiscal year 2020, information regarding portfolio brokerage commissions paid to brokers that provided research services to the Funds is as follows:

	Brokerage Commissions Paid	Total Transaction Amount on Which Brokerage Commissions Paid
Cornerstone Growth Fund	$70,224	$52,861,978
Focus Fund	$200,577	$413,738,391
Cornerstone Mid Cap 30 Fund	$252,884	$181,307,439
Cornerstone Large Growth Fund	$48,572	$85,019,349
Cornerstone Value Fund	$–	$–
Total Return Fund	$–	$–
Equity and Income Fund	$33,058	$75,912,493
Balanced Fund	$–	$–
BP Energy Transition Fund	$91,272	$42,112,407
BP Midstream Fund	$84,979	$23,912,512

Brokerage Commissions Paid	Total Transaction Amount on Which Brokerage Commissions Paid
Gas Utility Fund	$120,662	$141,090,664
Japan Fund	$116,201	$325,994,835
Japan Small Cap Fund	$53,890	$80,057,009
Large Cap Financial Fund	$–	$–
Small Cap Financial Fund	$–	$–
Technology Fund	$–	$–

PORTFOLIO TURNOVER

For reporting purposes, a Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. In determining such portfolio turnover, securities with maturities at the time of acquisition of one year or less are excluded. The Investment Manager or sub‑advisor, as applicable, adjusts a Fund’s assets as it deems advisable, and portfolio turnover is not a limiting factor should the Investment Manager or sub‑advisor deem it advisable for a Fund to purchase or sell securities. High portfolio turnover (100% or more) involves correspondingly greater brokerage commissions, other transaction costs, and a possible increase in short-term capital gains or losses. See “VALUATION OF SHARES” and “CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES” below.

The portfolio turnover for each Fund for fiscal years 2020 and 2019 is listed below.

Fiscal Year Ended October 31, 2020	Fiscal Year Ended October 31, 2019
Cornerstone Growth Fund	98%	95%
Focus Fund	5%	2%
Cornerstone Mid Cap 30 Fund	94%	70%
Cornerstone Large Growth Fund	62%	57%
Cornerstone Value Fund	32%	27%
Total Return Fund	39%	30%
Equity and Income Fund	22%	16%
Balanced Fund	42%	52%
BP Energy Transition Fund	73%	87%
BP Midstream Fund	53%	41%
Gas Utility Fund	16%	12%
Japan Fund	23%	9%
Japan Small Cap Fund	17%	21%
Large Cap Financial Fund	88%	83%
Small Cap Financial Fund	75%	46%
Technology Fund	192%	185%

DISCLOSURE OF PORTFOLIO HOLDINGS

POLICY

The Funds’ policy regarding the disclosure of their portfolio holdings is that portfolio holdings information is not released to individual investors, institutional investors, financial intermediaries, rating and ranking organizations, non‑regulatory agencies, or other persons except that:

(1) The Funds release their portfolio holdings information as of each calendar quarter end to various rating and ranking services, including, but not limited to, Morningstar, Lipper, Standard & Poor’s, and Bloomberg. U.S. Bank Global Fund Services releases such information upon the authorization of an executive officer of the Funds. Portfolio holdings information for all Funds other than the Japan Fund and the Japan Small Cap Fund is generally released to various rating and ranking services as soon as it becomes available following a calendar quarter end, while portfolio holdings information for the Japan Fund and the Japan Small Cap Fund is generally released to various rating and ranking services on the 30th calendar day following a calendar quarter end.

(2) The Funds release their portfolio holdings information as of each calendar quarter end to investors in the Funds and other persons either by posting portfolio holdings information on their website or by providing portfolio holdings information upon the request of any such person. Portfolio holdings information for all Funds other than the Japan Fund and the Japan Small Cap Fund and portfolio holding information regarding the top 10 holdings of the Japan Fund and the Japan Small Cap Fund is generally released or available for release as soon as it becomes available following a calendar quarter end, while portfolio holdings information regarding all of the holdings for the Japan Fund and the Japan Small Cap Fund is generally released or available for release on the 30th calendar day following a calendar quarter end.

(3) By virtue of their duties and responsibilities, the third‑party service providers to the Funds generally have regular, daily access to the Funds’ portfolio holdings information. The service providers are subject to customary confidentiality agreements regarding the Funds’ information and may not release the Funds’ portfolio holdings information to anyone without the written authorization of an executive officer of the Funds.

(4) For the purposes of trading portfolio securities, the Investment Manager may from time to time provide brokers with trade lists that may reflect, in part or in total, the Funds’ portfolio holdings. The provision of such trade lists is subject to customary broker confidentiality agreements and trading restrictions.

(5) The Funds release their portfolio holdings information in their annual and semi‑annual reports on Form N‑CSR, on Form N-PORT, on Form 13F, and as requested or required by law to any governing or regulatory agency of the Funds.

(6) An executive officer of the Funds may, subject to confidentiality agreements and trading restrictions, authorize the release of the Funds’ portfolio holdings information for due diligence purposes to an investment adviser that is in merger or acquisition talks with the Investment Manager, or to a newly hired investment adviser or sub-adviser.

(7) The Chief Compliance Officer of the Funds or an executive officer of the Investment Manager may authorize the release of portfolio holding information on an exception basis provided that:

a) such person determines that such a release would be beneficial to the Funds’ investors; and

b) the holdings are as of the end of a calendar month.

Under no circumstances may the Funds, the Investment Manager, or any Trustee, officer, or employee of the Funds or the Investment Manager receive any compensation for the disclosure of the Funds’ portfolio holdings information.

There may be instances where the interests of a Fund’s shareholders respecting the disclosure of information about portfolio securities may conflict or appear to conflict with the interests of a Service Provider or an affiliated person of the Fund (including such affiliated person’s investment adviser or principal underwriter). In such situations, the conflict must be disclosed to the Board of Trustees, and the Board of Trustees must be afforded the opportunity to determine whether to allow such disclosure.

PROCEDURE

Each year, an officer of the Funds sends a written authorization to U.S. Bank Global Fund Services authorizing it to release the Funds’ portfolio holdings information to rating and ranking services in accordance with the policy described above. U.S. Bank Global Fund Services thereafter releases the Funds’ portfolio holdings information as of each calendar quarter end to various rating and ranking services in accordance with the policy described above.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Investors may purchase and redeem shares of each Fund on each day that the New York Stock Exchange, Inc. (“NYSE”) is open for trading (a “Business Day”). Currently, the NYSE is closed on New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. When any of the aforementioned holidays falls on a Saturday, the NYSE is not open for trading the preceding Friday, and when any such holiday falls on a Sunday, the NYSE is not open for trading the succeeding Monday, in each case unless unusual business conditions exist, such as the ending of a monthly or yearly accounting period. The NYSE may also close for trading on national days of mourning or due to natural disaster or other extraordinary events or emergencies. Purchases and redemptions of the shares of each Fund are effected at their respective net asset values per share determined as of the close of the NYSE (normally 4:00 p.m. Eastern time) on that Business Day. The time at which the transactions are priced may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m. Eastern time. When the NYSE closes early on a valuation day, each Funds calculates its NAV as of such early closing time. On a day when the NYSE is closed, the Funds do not determine their NAVs, and investors may not purchase or redeem Fund shares.

The Hennessy Funds may suspend redemption privileges of shares of any Fund or postpone the date of payment during any period (i) when the NYSE is closed or trading on the NYSE is restricted as determined by the SEC, (ii) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for the Hennessy Funds to dispose of securities owned by them or to determine fairly the value of their assets, or (iii) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder’s cost, depending on the market value of the relevant Fund’s securities at the time.

The Hennessy Funds employs reasonable procedures to confirm that instructions communicated by telephone are genuine. The Hennessy Funds use some or all of the following procedures to process telephone redemptions: (i) requesting a shareholder to correctly state some or all of the following information: account number, name(s), social security number registered to the account, personal identification, banking institution, bank account number, and the name in which the bank account is registered; (ii) recording all telephone transactions; and (iii) sending written confirmation of each transaction to the registered owner.

The Funds expect to use various techniques to honor requests to redeem shares of the Funds, including, but not limited to (i) available cash, (ii) short-term investments, (iii) interest, dividend income, and other monies earned on portfolio investments, and (iv) proceeds from the sale or maturity of portfolio holdings. The Funds may also draw on an uncommitted line of credit to manage their liquidity needs.

The payment of the redemption price may be made in money or by a distribution of securities from a Fund’s portfolio (referred to as an in‑kind distribution) or partly in money and partly in kind, as determined by the Board of Trustees. However, each Fund has elected to be governed by Rule 18f‑1 under the 1940 Act, pursuant to which the Fund is obligated to redeem shares solely in money up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. While governed by Rule 18f‑1 under the 1940 Act, such election may not be revoked without the approval of the SEC. It is contemplated that if a Fund should redeem in kind, securities distributed would be valued as described below under “VALUATION OF SHARES,” and investors would incur brokerage commissions in disposing of such securities. If a Fund makes an in‑kind distribution, the Fund may do so in the form of pro rata portions of the Fund’s portfolio, individual securities, or a representative basket of securities; provided that the Fund does not distribute depository receipts representing foreign securities. It is not expected that a Fund would make in‑kind distributions except in unusual circumstances. If an investor receives an in-kind distribution, the investor would be exposed to market risk until the readily marketable securities are converted to cash, and the investor may incur transaction expenses in converting these securities to cash.

Frequent purchases and redemptions of a Fund’s shares by a shareholder may harm other shareholders of the Fund by interfering with the efficient management of the Fund’s portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares. Accordingly, the Board of Trustees discourages frequent purchases and redemptions of shares of a Fund by reserving the right to reject any purchase order for any reason or no reason, including purchase orders from potential investors that the Fund believes might engage in frequent purchases and redemptions of shares of the Fund.

Each Fund tracks shareholder and omnibus account subscription and redemption activity in an effort to detect any shareholders or institutions that might trade with a frequency harmful to other shareholders of the Fund. In considering a shareholder’s trading activity, a Fund may consider, among other factors, the shareholder’s trading history both directly and, if known, through financial intermediaries, in any of the Hennessy Funds. If frequent trading or market timing is detected, a Fund, based on its assessment of the severity of the market timing, may take one or more of the following actions: (i) advise the owner of the frequently traded account that any such future activity will cause a freezing of the account’s ability to transact subscriptions; (ii) freeze the account demonstrating the activity from transacting further subscriptions; or (iii) close the account demonstrating frequent trading activity.

Although the Funds have taken steps to discourage frequent purchases and redemptions of Fund shares, they cannot guarantee that such trading will not occur.

ABANDONED PROPERTY

It is important that the Funds maintain a correct address for each investor. An incorrect address may cause an investor’s account statements and other mailings to be returned to the Funds. Upon receiving returned mail, the Funds attempts to locate the investor or rightful owner of the account. If the Funds are unable to locate the investor, then they determine whether the investor’s account has legally been abandoned. The Funds are legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The investor’s last known address of record determines which state has jurisdiction.

Shareholders that reside in the state of Texas may designate a representative to receive escheatment notifications by completing and submitting a designation form that can be found on the website of the Texas Comptroller. While the designated representative does not have any rights to claim or access the shareholder’s account or assets, the escheatment period ceases if the representative communicates knowledge of the shareholder’s location and confirms that the shareholder has not abandoned his or her property. If a shareholder designates a representative to receive escheatment notifications, any escheatment notices are delivered to both the shareholder and the designated representative. A completed designation form may be mailed to the Funds (if shares are held directly with the Funds) or to the shareholder’s financial intermediary (if shares are not held directly with the Funds).

VALUATION OF SHARES

The net asset value for the shares of each Fund normally is determined on each day the NYSE is open for trading. The net assets of each Fund are valued as of the close of the NYSE (normally 4:00 p.m. Eastern time) on each Business Day. Each Fund’s net asset value per share is calculated separately.

For each Fund, the net asset value per share is computed by dividing (i) the value of the securities held by the Fund plus any cash or other assets, less its liabilities, by (ii) the number of outstanding shares of the Fund, and adjusting the result to the nearest full cent. Securities listed on the NYSE, NYSE AMEX Equities, or other national exchanges (other than The NASDAQ Stock Market) are valued at the last sale price on the date of valuation, and securities that are traded on The NASDAQ Stock Market are valued at the Nasdaq Official Closing Price on the date of valuation. Bonds and other fixed-income securities are valued using market quotations provided by dealers and also may be valued on the basis of prices provided by pricing services when the Board of Trustees believes that such prices reflect the fair market value of such securities. If there is no sale in a particular security on such day, the security is valued at the mean between the bid and ask prices. Other securities, to the extent that market quotations are readily available, are valued at market value in accordance with procedures established by the Board of Trustees. Any other securities and other assets for which market quotations are not readily available are valued in good faith in a manner determined by the Board of Trustees best to reflect their full value. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

Fair valuing of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. Using fair value pricing means that the Funds’ NAV reflects the affected portfolio securities’ value as determined in the judgment of the Board of Trustees or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from a security’s most recent closing price and from the prices used by other investment companies to calculate their NAVs.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

IN VIEW OF THE COMPLEXITIES OF U.S. FEDERAL AND OTHER INCOME TAX LAWS APPLICABLE TO REGULATED INVESTMENT COMPANIES, A PROSPECTIVE SHAREHOLDER IS URGED TO CONSULT WITH, AND RELY SOLELY UPON, SUCH INVESTOR’S TAX ADVISORS TO UNDERSTAND FULLY THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN TAX

CONSEQUENCES TO SUCH INVESTOR OF AN INVESTMENT BASED ON SUCH INVESTOR’S PARTICULAR FACTS AND CIRCUMSTANCES. THIS SUMMARY IS NOT INTENDED TO BE, AND SHOULD NOT BE CONSTRUED AS, LEGAL OR TAX ADVICE.

The following information supplements and should be read in conjunction with the section in the Fund Prospectus entitled “Tax Information.” The Fund Prospectus generally describes the U.S. federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning U.S. federal income taxes. It is based on the Code, applicable U.S. Treasury regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. Except as specifically set forth below, the following discussion does not address any state, local, or foreign tax matters.

A shareholder’s tax treatment may vary depending on the shareholder’s particular situation. This discussion applies only to shareholders holding Fund shares as capital assets within the meaning of the Code. A shareholder may also be subject to special rules not discussed below if they are a certain kind of shareholder, including, but not limited to, an insurance company, a tax-exempt organization, a financial institution or broker-dealer, a person who is neither a citizen nor resident of the United States or an entity that is not organized under the laws of the United States or political subdivision thereof, a shareholder who holds Fund shares as part of a hedge, straddle, or conversion transaction, a shareholder who does not hold Fund shares as a capital asset, or an entity taxable as a partnership for U.S. federal income tax purposes or investors in such an entity.

The Trust has not requested, and does not plan to request, an advance ruling from the IRS as to the U.S. federal income tax matters described below. The IRS could adopt positions contrary to those discussed below, and such positions could be sustained. In addition, the following discussion and the discussion in the Fund Prospectus address only some of the U.S. federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult their own tax advisers and financial planners regarding the U.S. federal tax consequences of an investment in a Fund, the application of state, local, or foreign laws, and the effect of any possible changes in applicable tax laws on their investment in the Funds.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

It is intended that each Fund, other than the BP Midstream Fund, qualifies for treatment as a RIC under Subchapter M of Subtitle A, Chapter 1 of the Code. Each Fund is treated as a separate entity for U.S. federal income tax purposes, and each Fund separately determines its income, gains, losses, and expenses for U.S. federal income tax purposes. Because the BP Midstream Fund is treated as a C corporation, it is not taxed as a RIC. As a result, the remainder of this section applies to all Funds other than the BP Midstream Fund.

Because each Fund is treated as a separate entity for U.S. federal income tax purposes, the provisions of the Code applicable to RICs generally apply separately to each Fund even though each Fund is a series of the Trust. In order to qualify as a RIC under the Code, each Fund must, among other things, derive at least 90% of its gross income each taxable year generally from (i) dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, and other income attributable to its business of investing in such stock, securities, or foreign currencies (including, but not limited to, gains from options, futures, or forward contracts) and (ii) net income derived from an interest in a qualified publicly traded partnership, as defined in the Code. Future U.S. Treasury regulations may (possibly retroactively) exclude from qualifying income foreign currency gains that are not directly related to a Fund’s principal business of investing in stock, securities, options, or futures with respect to stock or securities. In general, for purposes of this 90% gross income requirement, income derived from a partnership, except a qualified publicly traded partnership, is treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized by the RIC.

In general, gold and other precious metals do not constitute qualifying assets, and gain derived from the sale of gold or other precious metals does not constitute qualifying income. To reduce the risk that the investments of a Fund, such as the BP Energy Transition Fund, in gold, silver, platinum, and palladium bullion, whether held directly or indirectly, may result in the Fund’s failure to satisfy the requirements of Subchapter M, the portfolio managers endeavor to manage each Fund’s portfolio so that (i) less than 10% of the Fund’s gross income each year is derived from its investments in gold, silver, platinum, and palladium bullion, and (ii) less than 50% of the value of the Fund’s assets, at the end of each quarter, is invested in gold, silver, platinum, and palladium bullion or other non-qualifying assets.

Each Fund must also diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the fair market value of its gross assets consists of (a) cash and cash items (including receivables), U.S. Government Securities, and securities of other RICs, and (b) securities of any one issuer (other than those described in clause (a)) to the extent such securities do not exceed 5% of the value of the Fund’s total assets and do not exceed 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets consists of the securities of any one issuer (other than those described in clause (i)(b)), the securities of two or more issuers the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. In addition, for purposes of meeting the diversification requirement of clause (i)(b), the term “outstanding voting securities of such issuer” includes the equity securities of a qualified publicly traded partnership. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts, and swap agreements.

If a Fund fails to satisfy any of the qualifying income or diversification requirements in any taxable year, such Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirement. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If the applicable relief provisions were not available or could not be met, such Fund would be taxed in the same manner as an ordinary corporation, which is described below.

In addition, with respect to each taxable year, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes (i) its ordinary income and the excess of any net short-term capital gain over net long‑term capital loss and (ii) at least 90% of its net tax‑exempt interest income earned for the taxable year. If a Fund meets all of the RIC qualification requirements, it generally is not subject to U.S. federal income tax on any of the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain, although in certain circumstances a Fund may make the distributions in the following taxable year. Shareholders generally are taxed on any distributions from a Fund in the year such distribution is actually distributed. However, if a Fund declares a distribution to shareholders of record in October, November, or December of one year and pays the distribution by January 31 of the following year, the Fund and its shareholders are treated as if the Fund paid the distribution on December 31 of the first year. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a RIC and eliminate fund-level U.S. federal income taxation of such income and gain. However, no assurance can be given that a Fund will not be subject to U.S. federal income taxation.

Moreover, a Fund may retain for investment all or a portion of its net capital gain. If a Fund retains any net capital gain, it is subject to a tax at regular corporate rates on the amount retained, but may report the retained amount as undistributed capital gain in a written statement furnished to its shareholders, who would then (i) be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund is increased by an amount equal to the difference between the amount of undistributed capital gain included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. A Fund is not required to, and there can be no assurance that it will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

If, for any taxable year, a Fund fails to qualify as a RIC and is not eligible for relief as described above, it is taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, and all distributions from the Fund’s current and accumulated earnings and profits (including any distributions of its net tax-exempt income and net long-term capital gain) to its shareholders are taxable as dividend income. To requalify as a RIC in a subsequent year, the Fund may be required to distribute to its shareholders its earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if a Fund initially qualifies as a RIC but subsequently fails to qualify as a RIC for a period greater than two taxable years, the Fund generally would be required to recognize and pay taxes on any net unrealized gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to tax on such unrealized gain recognized for a period of 10 years, in order to requalify as a RIC in a subsequent year.

Equalization Accounting

Each Fund may use the equalization method of accounting to allocate a portion of its earnings and profits (which generally equals a Fund’s undistributed investment company taxable income and net capital gain, with certain adjustments) to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally does not affect a Fund’s total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of redemptions of Fund shares on Fund distributions to shareholders. However, the IRS may not have expressly sanctioned the particular equalization methods that may be used by a Fund, and thus a Fund’s use of these methods may be subject to IRS scrutiny.

Capital Loss Carryforwards

Each Fund other than the BP Midstream Fund may carry forward indefinitely a net capital loss to offset its capital gain. The excess of such Fund’s net short-term capital loss over its net long-term capital gain is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess of a Fund’s net long-term capital loss over its net short-term capital gain is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. If future capital gain is offset by capital loss carryforwards, such future capital gain is not subject to fund-level U.S. federal income tax, regardless of whether it is distributed to shareholders. Accordingly, the Funds do not expect to distribute any such offsetting capital gain. The Funds cannot carry back or carry forward any net operating losses.

The BP Midstream Fund may carry forward five years a net capital loss to offset any future realized capital gains.

As of October 31, 2020, the below Funds had capital loss carryforwards as follows:

	Amount	Expiration Date
Cornerstone Growth Fund	$1,916,363	Indefinite ST
Cornerstone Mid Cap 30 Fund	$44,198,254	Indefinite ST
	$7,140,431	Indefinite LT
Cornerstone Value Fund	$115,751	Indefinite ST
Balanced Fund	$27,785	Indefinite ST
BP Energy Transition Fund	$19,658,006	Indefinite ST
	$21,071,206	Indefinite LT
BP Midstream Fund	$1,511,860	11/30/2020
	$2,137,300	11/30/2021
	$6,130,957	10/31/2023
	$8,971,423	10/31/2024
	$8,314,560	10/31/2025
Japan Fund	$3,684,715	Indefinite ST
	$22,090,536	Indefinite LT
Japan Small Cap Fund	$871,567	Indefinite ST
Large Cap Financial Fund	$914,702	Indefinite ST
Small Cap Financial Fund	$3,904,179	Indefinite ST
	$2,735,116	Indefinite LT

If a Fund engages in a reorganization, either as an acquiring fund or acquired fund, its capital loss carryforwards (if any), its unrealized losses (if any), and any such losses of other funds participating in the reorganization may be subject to severe limitations that could make such losses substantially unusable. The Funds have engaged in reorganizations in the past and may engage in reorganizations in the future.

Net Operating Loss Carryforwards

The BP Midstream Fund may carry forward indefinitely any net operating loss arising in a tax year ending after December 31, 2017. As of October 31, 2020, the Fund had net operating loss carryforwards of $671,187 that may be carried forward indefinitely.

Excise Tax

If a Fund were to fail to distribute by December 31 of each calendar year at least the sum of 98% of its ordinary income for that year (excluding capital gains and losses), 98.2% of its capital gain net income (adjusted for certain net ordinary losses) for the 12-month period ending on October 31 of that year, and any of its ordinary income and capital gain net income from previous years that was not distributed during such years, the Fund would be subject to a nondeductible 4% U.S. federal excise tax on the undistributed amounts (other than to the extent of its tax‑exempt interest income, if any). For these purposes, a Fund is treated as having distributed any amount on which it is subject to corporate‑level U.S. federal income tax for the taxable year ending within the calendar year. Each Fund generally intends to distribute, or be deemed to have distributed, substantially all of its ordinary income and capital gain net income, if any, by the end of each calendar year, and thus expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax. Moreover, each Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, the amount of excise tax to be paid by a Fund is determined to be de minimis).

Taxation of Distributions

Distributions paid out of a Fund’s current and accumulated earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a U.S. federal income tax return. Dividends and other distributions on a Fund’s shares generally are subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares acquired at a time when the Fund’s net asset value reflects gains that are either unrealized or realized but not distributed. For U.S. federal income tax purposes, a Fund’s earnings and profits, described above, are determined at the end of the Fund’s taxable year, and are allocated pro rata to distributions paid over the entire year. Distributions in excess of a Fund’s current and accumulated earnings and profits first are treated as a return of capital up to the amount of a shareholder’s tax basis in the shareholder’s Fund shares and then as capital gain. A Fund may make distributions in excess of its earnings and profits, from time to time.

For U.S. federal income tax purposes, distributions of investment income and distributions of gains from the sale of investments that a Fund owned for one year or less typically are taxable as ordinary income. Distributions properly reported in writing by a Fund as capital gain dividends are taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund’s net capital gain for the taxable year) regardless of how long a shareholder has held Fund shares, and such distributions do not qualify as dividends for purposes of the dividends-received deduction or as qualified dividend income. Each Fund reports capital gain dividends, if any, in a written statement furnished to its shareholders after the close of the Fund’s taxable year.

Fluctuations in foreign currency exchange rates may result in foreign exchange gain or loss on transactions in foreign currencies, foreign currency-denominated debt obligations, and certain foreign currency options, futures contracts, and forward contracts. Such gains or losses are generally characterized as ordinary income or loss for tax purposes. A Fund must make certain distributions in order to qualify as a RIC, and the timing of and character of transactions such as foreign currency-related gains and losses may result in the fund paying a distribution treated as a return of capital. Such distribution is nontaxable to the extent of the recipient’s basis in its shares.

Some states do not tax distributions made to individual shareholders that are attributable to interest a Fund earned on direct obligations of the U.S. government if the Fund meets the state’s minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers’ acceptances, commercial paper, and repurchase agreements collateralized by U.S. Government Securities generally do not qualify for state-tax-free treatment. This exemption may not apply to corporate shareholders.

Sales and Exchanges of Fund Shares

If a shareholder sells, pursuant to a cash or in-kind redemption, or exchanges such shareholder’s Fund shares, subject to the discussion below, such shareholder generally recognizes a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and the shareholder’s tax basis in the shares. This gain or loss is long-term capital gain or loss if the shareholder has held such Fund shares for more than one year at the time of the sale or exchange, and short-term otherwise.

If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, before January 31 of the calendar year following the calendar year of the sale or exchange and as a result of having initially acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different RIC, the sales charge previously incurred in acquiring the Fund’s shares generally is not taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally is treated as having been incurred in the new purchase. In addition, if a shareholder recognizes a loss on a disposition of Fund shares, the loss is disallowed under the wash sale rules to the extent the shareholder purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally is reflected in an adjustment to the tax basis of the purchased shares.

If a shareholder receives a capital gain dividend with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share would be treated as a long-term capital loss to the extent of the capital gain dividend. If such loss is incurred from the redemption of shares pursuant to a periodic redemption plan, then U.S. Treasury regulations may permit an exception to this six-month rule. No such regulations have been issued as of the date of this SAI.

Foreign Taxes

Amounts realized by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund is eligible to file an annual election with the IRS pursuant to which the Fund may pass through to its shareholders on a pro rata basis certain foreign income and similar taxes paid by the Fund, and such taxes may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. However, even if a Fund qualifies for the election for any year, it may decide not to make the election for such year. If a Fund does not make such election, then shareholders cannot claim a credit or deduction with respect to foreign taxes paid or withheld. If a Fund were to elect to pass through its foreign taxes paid in a taxable year, the Fund would furnish a written statement to its shareholders reporting each shareholder’s proportionate share of the Funds’ foreign taxes paid.

Even if a Fund qualifies for the election, foreign income and similar taxes only pass through to the Fund’s shareholders if the Fund and its shareholders meet certain holding period requirements.

If a Fund makes the election, the Fund is be permitted to claim a credit or deduction for foreign taxes paid in that year and the Fund’s dividends-paid deduction is increased by the amount of foreign taxes paid that year. Fund shareholders that have satisfied the holding period requirements and certain other requirements must include their proportionate share of the foreign taxes paid by the Fund in their gross income and treat that amount as paid by them for the purpose of the foreign tax credit or deduction. If the shareholder claims a credit for foreign taxes paid, the credit is limited to the extent it exceeds the shareholder’s federal income tax attributable to foreign source taxable income. If the credit is attributable wholly or in part to qualified dividend income (as defined below), special rules are used to limit the credit in a manner that reflects any resulting dividend rate differential. Only the Japan Fund and Japan Small Cap Fund may be eligible to make the foregoing election for any tax year.

In general, an individual with $300 or less of creditable foreign taxes may elect to be exempt from the foreign source taxable income and qualified dividend income limitations if the individual has no foreign‑source income other than qualified passive income. This $300 threshold is increased to $600 for joint filers. A deduction for foreign taxes paid may only be claimed by shareholders that itemize their deductions.

Cost Basis Reporting

In general, each Fund must report cost basis information to its shareholders and the IRS for redemptions of covered shares. Fund shares purchased on or after January 1, 2012, generally are treated as covered shares, and Fund shares purchased before January 1, 2012, and shares without complete cost basis information generally are treated as noncovered shares. Fund shareholders should consult their tax advisers to obtain more information about how these cost basis rules apply to them and determine which cost basis method allowed by the IRS is best for them.

TAXATION OF THE BP MIDSTREAM FUND AS A C CORPORATION

Because the BP Midstream Fund is treated as a C corporation, it is not taxed as a RIC under the Code. Instead, it is taxed in the same manner as an ordinary corporation, without any deduction for its distributions to shareholders, and generally is subject to U.S. federal income tax on its taxable income at the rate applicable to corporations. In addition, as a regular corporation, the BP Midstream Fund may be subject to state and local taxes in multiple states because of its investments in equity securities of MLPs. Therefore, the BP Midstream Fund may have state and local tax liabilities in multiple states, which would reduce the Fund’s cash available to make distributions on the shares. The extent to which the BP Midstream Fund is required to pay U.S. federal, state, or local corporate income, franchise, or other corporate taxes could materially reduce the Fund’s cash available to make distributions on the shares.

A beneficial owner of BP Midstream Fund shares is a U.S. holder for U.S. federal income tax purposes if such beneficial owner is (i) a citizen or resident of the United States, (ii) a U.S. domestic corporation, (iii) an estate the income of which is subject to U.S. federal income taxation, regardless of its source, or (iv) a trust, if a U.S. court can exercise primary supervision over the trust’s administration and one or more U.S. persons are authorized to control all substantial decisions of the trust.

If an entity treated as a partnership for U.S. federal income tax purposes holds BP Midstream Fund shares, the tax treatment of a partner generally depends on the status of the partner and the activities of the partnership. Any such partner having an interest in BP Midstream Fund shares should consult such partner’s own tax advisor.

Net Operating Losses

Net operating losses of the BP Midstream Fund can be carried forward indefinitely. For net operating losses arising in tax years beginning after December 31, 2017, the BP Midstream Fund is subject to an annual limit of 80% on the amount of taxable income that such net operating losses can offset. No such limitation is imposed on the use of net operating losses that arose in earlier taxable years. Net operating losses of the BP Midstream Fund arising in taxable years ending after December 31, 2017, cannot be carried back to prior taxable years.

Capital Losses

The BP Midstream Fund may deduct capital losses to the extent of its capital gains. Any excess capital losses cannot be deducted from its ordinary income. The BP Midstream Fund generally can carry back its capital losses in excess of its capital gains for the current year for three years, and can carryforward any capital losses for five years.

Distributions

If the BP Midstream Fund pays distributions of cash or property with respect to its stock, those distributions generally constitute dividends for U.S. federal income tax purposes to the extent paid from its current or accumulated earnings and profits, as determined under U.S. federal income tax principles. If a distribution exceeds the BP Midstream Fund’s current and accumulated earnings and profits, the excess is treated as a tax-free return of the U.S. holder’s investment, up to such holder’s tax basis in its shares of such stock. Any remaining excess is treated as capital gain, subject to the tax treatment described below under the heading “Gain on Sale, Exchange, or Other Taxable Disposition.”

Gain on Sale, Exchange, or Other Taxable Disposition

Upon the sale, exchange, or other taxable disposition of BP Midstream Fund shares, a U.S. holder generally recognizes capital gain or loss in an amount equal to the difference between (i) the amount of cash plus the fair market value of any property received and (ii) such U.S. holder’s tax basis in such common shares sold, exchanged, or otherwise disposed. Such gain or loss generally is long-term capital gain or loss if, at the time of the sale or other disposition, the common shares have been held by the U.S. holder for more than one year. Preferential tax rates may apply to long-term capital gain of a U.S. holder that is an individual, estate, or trust. Deductions for capital losses are subject to significant limitations.

TAX-DEFERRED PLANS

Shares of the Funds may be available for a variety of tax-deferred retirement and other tax‑advantaged plans and accounts. Prospective investors should contact their tax advisers and financial planners regarding the tax consequences to them of holding Fund shares through such plans or accounts.

A 1.4% excise tax is imposed on the net investment income of certain private colleges and universities. This only applies to private institutions with endowments valued at $500,000 per full‑time student or more, subject to other limitations. Tax-exempt shareholders should contact their tax advisers and financial planners regarding the tax consequences to them of an investment in the Funds.

Any investment in residual interests of a collateralized mortgage obligation that has elected to be treated as a real estate mortgage investment conduit (“REMIC”) can create complex U.S. federal income tax consequences, especially if a Fund has state or local governments or other tax-exempt organizations as shareholders.

Special tax consequences apply to charitable remainder trusts (“CRTs”) (as defined in Section 664 of the Code) that invest in RICs that in turn invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. CRTs are urged to consult their own tax advisers and financial planners concerning these special tax consequences.

TAXATION OF INVESTMENTS

In general, realized gains or losses on the sale of securities held by a Fund are treated as capital gains or losses or, if the Fund has held the disposed securities for more than one year at the time of disposition, as long-term capital gains or losses.

A Fund may invest in securities of MLPs. Investment in securities of an MLP involves risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks, and risks related to the general partner’s right to require unitholders to sell their common units at an undesirable time or price. An MLP usually is treated as a partnership under the Code, and its partnership interests or “units” are traded on securities exchanges like shares of corporate stock. To qualify as an MLP for U.S. federal income tax purposes, an entity must receive at least 90% of its income from qualifying sources such as interest, dividends, income, and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards, and options with respect to commodities. For this purpose, mineral or natural resources activities include exploration, development, production, mining, refining, marketing, and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber, or industrial source carbon dioxide.

A typical MLP consists of a general partner and limited partners, although an MLP may also be established as a limited liability company and still receive partnership taxation treatment under the Code. The general partner of an MLP manages the partnership, has an ownership stake in the partnership, and is eligible to receive an incentive distribution in some cases. The limited partners provide capital to the partnership, receive common units of the partnership, have a limited role in the operation and management of the partnership, and are entitled to receive cash distributions with respect to their units. Currently, most MLPs operate in the energy, natural resources, and real estate sectors. Due to their partnership structure, MLPs generally do not pay income taxes. Thus, unlike investors in corporate securities, direct MLP investors generally are not subject to double taxation (i.e., corporate level tax and tax on corporate dividends).

Historically, MLPs are treated as partnerships for U.S. federal income tax purposes and have been able to offset a significant portion of their taxable income with tax deductions, including depreciation and amortization expense deductions. A change in current tax law, or a change in the business of a given MLP, could result in an MLP (otherwise treated as a partnership) to become treated as a corporation or other form of taxable entity for U.S. federal income tax purposes, which would require such MLP to pay U.S. federal income tax, excise tax, or other forms of tax on its taxable income. The classification of an MLP as a corporation or other form of taxable entity for U.S. federal income tax purposes could have the effect of reducing the amount of cash available for distribution by the MLP and could cause any such distributions received by the Funds to be taxed as dividend income, return of capital, or capital gain. Thus, if any MLP owned by the Funds were treated as a corporation or other form of taxable entity for U.S. federal income tax purposes, the after-tax return to the Funds with respect to its investment in such MLP could be materially reduced, which could cause a material decrease in the NAV of the Funds’ shares.

Furthermore, because an MLP itself does not pay federal income tax, its income or loss is allocated to its shareholders regardless of whether the shareholders receive any cash payment from the MLP. MLPs generally make quarterly cash distributions. Although they resemble corporate dividends, MLP distributions are treated differently. An MLP distribution is treated as a return of capital to the extent of the shareholder’s basis in the MLP interest and, to the extent that the distribution exceeds the shareholder’s basis in the MLP interest, capital gain. The shareholder’s original basis is the price paid for the units. The basis is adjusted downward with each distribution and allocation of deductions (such as depreciation) and losses, and upwards with each allocation of income. When the units are sold, the taxable gain or loss associated with such sale is based on the difference between the adjusted cost basis (which was reduced by prior return of capital distributions and allocations of deductions and increased by allocations of income) and the sale price. In certain situations, that may result in a taxable gain on the sale even though the sale price was lower than the original investment. The shareholder generally is not taxed as of a result of distributions until (i) MLP units are sold and taxes are paid on the gain, which gain may have increased because of basis decreases that were created by prior distributions, or (ii) the shareholder’s basis reaches zero.

If a Fund purchases a debt obligation with original issue discount (“OID”), which generally means a debt obligation with a purchase price at original issuance less than its principal amount, such as a zero‑coupon bond or payment-in-kind bond, the Fund typically must include in its annual taxable income a portion of the OID as ordinary income even though the Fund may not receive cash payments attributable to the OID until a later date, potentially until maturity or disposition of the obligation. A portion of the OID includible in income with respect to certain high-yield corporate discount obligations may be treated as a dividend for U.S. federal income tax purposes. Similarly, if a Fund purchases a debt obligation with market discount, which generally means a debt obligation with a purchase price after original issuance less than its principal amount (reduced by any OID), the Fund typically must include in its annual taxable income a portion of the market discount as ordinary income even though the Fund may not receive cash payments attributable to the market discount until a later date, potentially until maturity or disposition of the obligation. A Fund generally must make distributions to shareholders representing the OID or market discount income on debt obligations that is currently includible in income, even though the cash representing such income may not have been received by a Fund. The Fund might sell securities that the Fund otherwise would have continued to hold in order to obtain cash to pay such distributions, which could be disadvantageous for the Fund’s shareholders.

If a Fund invests in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default, the Fund may have special tax issues. U.S. federal income tax rules are not entirely clear about when a Fund may cease to accrue interest, OID, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, and how payments received on obligations in default should be allocated between principal and income. If a Fund (other than the BP Midstream Fund) were to invest in such securities, it would address these and other related issues to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

If an option granted by a Fund is sold, lapses, or otherwise terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund realizes a short-term capital gain or loss depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses realized by a Fund in the sale, exchange, exercise, or other disposition of an option could be deferred if they result from a position that is part of a straddle position, an explanation of which is included below. If securities are sold by a Fund pursuant to the exercise of a covered call option granted by it, the Fund generally adds the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option granted by it, the Fund generally subtracts the premium received from its cost basis in the securities purchased.

Some regulated futures contracts, certain foreign currency contracts, and non-equity listed options used by a Fund may be deemed Section 1256 contracts. A Fund is required to treat any such contracts held at the end of the taxable year as if they had been sold on the last day of that year at market value under the mark-to-market rule. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the mark-to-market rule, generally is treated as long‑term capital gain or loss, and the remaining 40% is treated as short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss as described below. These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Transactions that qualify as designated hedges are exempt from the mark‑to‑market rule and the 60%/40% rule and may require the Fund to defer the recognition of losses on certain futures contracts, foreign currency contracts, and non-equity options.

Foreign currency gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt obligations, certain options, futures contracts, forward contracts, and similar instruments relating to foreign currency, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Fund’s income. Under U.S. Treasury regulations, any such transactions that are not directly related to a Fund’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign currency loss exceeds a Fund’s net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year is not deductible by the Fund or its shareholders in future years.

Offsetting positions held by a Fund involving certain derivative instruments, such as financial forward, futures, and options contracts, may be considered, for U.S. federal income tax purposes, to constitute “straddles.” Straddles include offsetting positions in actively traded personal property. The tax treatment of straddle” is governed by Section 1092 of the Code, which, in certain circumstances, overrides or modifies the provisions of Section 1256 of the Code, described above. If a Fund is treated as entering into straddle and at least one (but not all) of the Fund’s positions in derivative contracts comprising a part of such straddle is governed by Section 1256 of the Code, then such straddle could be characterized as a “mixed straddle.” A Fund may make one or more elections with respect to mixed straddles. Depending on which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund could be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions. As a result, the straddle rules could cause distributions that would otherwise constitute qualified dividend income (defined below) to fail to satisfy the applicable holding period requirements (described below) and therefore to be taxed as ordinary income. Furthermore, the Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle, including any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount that must be distributed to shareholders and taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a situation where a Fund had not engaged in such transactions.

If a Fund enters into a constructive sale of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund is treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when a Fund enters into certain offsetting transactions with respect to the same or substantially identical property, including (i) a short sale, (ii) an offsetting notional principal contract, (iii) a futures or forward contract, or (iv) other transactions identified in future U.S. Treasury regulations. The character of the gain from constructive sales depends on a Fund’s holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale are recognized when the Fund disposes of the position. The character of such losses depends on a Fund’s holding period in the position and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.

The amount of long-term capital gain a Fund may recognize from certain derivative transactions with respect to interests in certain pass-through entities is limited under the Code’s constructive ownership rules.

The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

In addition, a Fund’s transactions in securities and certain types of derivatives (e.g., options, futures contracts, forward contracts, and swap agreements) may be subject to other special tax rules, such as the wash sale rules or the short sale rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments to the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing, and character of distributions to shareholders.

Rules governing the U.S. federal income tax aspects of derivatives, including swap agreements, are in a developing stage and are not entirely clear in certain respects. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund (other than the BP Midstream Fund) as a RIC might be jeopardized. Certain requirements that must be met under the Code in order for a Fund to qualify as a RIC may limit the extent to which a Fund (other than the BP Midstream Fund) engages in derivatives transactions.

A Fund may invest in REITs. Investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Dividends received by the Fund from a REIT generally do not constitute qualified dividend income and do not qualify for the dividends-received deduction.

A Fund may invest directly or indirectly in residual interests in REMICs or in other interests that may be treated as taxable mortgage pools (“TMPs”) for U.S. federal income tax purposes. Under IRS guidance, a Fund must allocate “excess inclusion income” received directly or indirectly from REMIC residual interests or TMPs to its shareholders in proportion to dividends paid to such shareholders, with the same consequences as if the shareholders had invested in the REMIC residual interests or TMPs directly.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) constitutes unrelated business taxable income to Keogh, 401(k), and qualified pension plans, as well as individual retirement accounts and certain other tax exempt entities, thereby potentially requiring such an entity, which otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, does not qualify for any reduction, by treaty or otherwise, in the 30% U.S. federal withholding tax. In addition, if at any time during any taxable year a disqualified organization (as defined in the Code) is a record holder of a share in a Fund, then the Fund is subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal corporate income tax rate. To the extent permitted under the 1940 Act, a Fund may elect to specially allocate any such tax to the applicable disqualified organization, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. A Fund may or may not make such an election.

Passive foreign investment companies (“PFICs”) are generally defined as foreign corporations with respect to which at least 75% of their gross income for their taxable year is income from passive sources

(such as interest, dividends, certain rents and royalties, or capital gains) or at least 50% of their assets on average produce, or are held for the production of, such passive income. If a Fund acquires any equity interest in a PFIC, the Fund could be subject to U.S. federal income tax and interest charges on excess distributions received from the PFIC or on gain from the sale of such equity interest in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions are characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions may have been classified as capital gain.

A Fund may not pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Funds may attempt to limit or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments, but there can be no assurance that they would be able to do so. Moreover, because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, a Fund may incur the tax and interest charges described above in some instances. Dividends paid by a Fund attributable to income and gains derived from PFICs are not eligible to be treated as qualified dividend income.

If a Fund owns 10% or more of either the voting power or value of the stock of a controlled foreign corporation (“CFC”), such corporation is not treated as a PFIC with respect to the Fund. In general, a Fund may be required to recognize dividends from a CFC before actually receiving any dividends. There may also be a tax imposed on a U.S. shareholder’s aggregate net CFC income that is treated as global intangible low‑taxed income. As a result, a Fund may be required to recognize income sooner than it otherwise would.

In addition to the investments described above, prospective shareholders should be aware that other investments made by a Fund could involve complex tax rules that could result in income or gain recognition by a Fund without corresponding current cash receipts. Although a Fund seeks to avoid significant non-cash income, such non-cash income could be recognized by the Fund. In such case, the Fund may distribute cash derived from other sources to meet the minimum distribution requirements described above, which may require the Fund to liquidate investments prematurely.

Notwithstanding the foregoing, accrual method taxpayers are required to recognize gross income under the “all events test” no later than when such income is recognized as revenue in an applicable financial statement (e.g., an audited financial statement that is used for reporting to partners). This rule may require the Fund to recognize income earlier than as described above.

U.S. FEDERAL INCOME TAX RATES

Non‑corporate Fund shareholders (i.e., individuals, trusts, and estates) are taxed at a maximum rate of 37% on ordinary income and 20% on net capital gain.

In general, qualified dividend income realized by non‑corporate Fund shareholders is taxable at the same rate as net capital gain. Qualified dividend income is dividend income attributable to certain U.S. and foreign corporations, as long as certain holding period requirements are met. If less than 95% of the income of a Fund, other than the BP Midstream Fund, is attributable to qualified dividend income, then typically only the portion of the Fund’s distributions that is attributable to qualified dividend income and reported in writing as such in a timely manner is treated as qualified dividend income in the hands of individual shareholders. Payments received by a Fund, other than the BP Midstream Fund, from securities lending, repurchase, and other derivative transactions ordinarily do not qualify. The rules attributable to the qualification of Fund distributions as qualified dividend income are complex, including the holding period requirements. Individual Fund shareholders therefore are urged to consult their own tax advisers and financial planners.

The maximum stated corporate U.S. federal income tax rate applicable to ordinary income and net capital gain is 21%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Distributions from a Fund may qualify for the dividends-received deduction applicable to corporate shareholders with respect to certain dividends. Naturally, the amount of tax payable by any taxpayer is affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, and sources of income.

In addition, non-corporate Fund shareholders generally are subject to an additional 3.8% tax on their net investment income, which usually includes taxable distributions received from the corresponding Fund and taxable gain on the disposition of Fund shares if the shareholders meets a taxable income test.

Under the Foreign Account Tax Compliance Act (“FATCA”) U.S. federal income tax withholding at a 30% rate is imposed on dividends and proceeds of redemptions in respect of Fund shares received by Fund shareholders who own their shares through foreign accounts or foreign intermediaries if certain disclosure requirements related to U.S. accounts or ownership are not satisfied. The Funds do not pay any additional amounts in respect to any amounts withheld.

INFORMATION REPORTING AND BACKUP WITHHOLDING

Distributions on, and the payment of the proceeds of a disposition of, a Fund share generally is subject to information reporting if made within the United States or through certain U.S.-related financial intermediaries. Information returns must be filed with the IRS, and copies of information returns may be made available to the tax authorities of the country in which a holder resides or is incorporated under the provisions of a specific treaty or agreement.

A Fund generally is required to withhold and remit to the U.S. Treasury, subject to exemptions such as those for certain corporate or foreign shareholders, an amount equal to 24% of all distributions and redemption proceeds (including proceeds from exchanges and in-kind redemptions) paid or credited to a Fund shareholder if (i) the shareholder fails to furnish the Fund with a correct taxpayer identification number (“TIN”), (ii) the shareholder fails to certify under penalties of perjury that the TIN provided is correct, (iii) the shareholder fails to make certain other certifications, or (iv) the IRS notifies the Fund that the shareholder’s TIN is incorrect or that the shareholder is otherwise subject to backup withholding. Backup withholding is not an additional tax imposed on the shareholder. The shareholder may apply amounts withheld as a credit against the shareholder’s U.S. federal income tax liability and may obtain a refund of any excess amounts withheld as long as the required information is furnished to the IRS. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. A shareholder may generally avoid backup withholding by furnishing a properly completed IRS Form W-9. State backup withholding may also be required to be withheld by the Funds under certain circumstances.

FOREIGN SHAREHOLDERS

For purposes of this discussion, foreign shareholders include (i) nonresident alien individuals, (ii) foreign trusts (i.e., any trust other than a trust with respect to which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), (iii) foreign estates (i.e., estates whose income is not subject to U.S. tax regardless of source), and (iv) foreign corporations.

Generally, distributions made to foreign shareholders are subject to non-refundable U.S. federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty) even if they are funded by income or gains (such as portfolio interest, short-term capital gain, or foreign‑source dividend and interest income) that, if paid to a foreign person directly, would not be subject to such withholding.

Under legislation that has been available from time to time, a Fund could report in writing to its shareholders certain distributions made to foreign shareholders that would not be subject to U.S. federal income tax withholding where the distribution is attributable to specific sources (such as portfolio interest and short-term capital gain), certain requirements are met and the Fund makes appropriate designations to pay such exempt distributions. Even if a Fund realizes income from such sources, no assurance can be made that the Fund would meet such requirements or make such designations. Where Fund shares are held through an intermediary, even if a Fund makes the appropriate designation, the intermediary may withhold U.S. federal income tax.

Capital gains dividends and gains recognized by a foreign shareholder on the redemption of Fund shares generally are not subject to U.S. federal income tax withholding, provided that certain requirements are satisfied.

Under FATCA, a withholding tax of 30% is imposed on dividends on, and the gross proceeds of a disposition of, Fund shares paid to certain foreign shareholders unless various information reporting requirements are satisfied. Such withholding tax generally applies to non-U.S. financial institutions, which are defined for this purpose as non-U.S. entities that (i) accept deposits in the ordinary course of a banking or similar business, (ii) are engaged in the business of holding financial assets for the account of others, or (iii) are engaged, or hold themselves out as being engaged, primarily in the business of investing, reinvesting, or trading in securities, partnership interests, commodities, or any interest in such assets. Prospective foreign shareholders are encouraged to consult their tax advisors regarding the implications of FATCA on their investment in a Fund.

Before investing in a Fund’s shares, a prospective foreign shareholder should consult with its own tax advisors, including whether the shareholder’s investment can qualify for benefits under an applicable income tax treaty.

TAX SHELTER REPORTING REGULATIONS

Generally, under U.S. Treasury regulations, if an individual shareholder recognizes a loss of $2 million or more, or if a corporate shareholder recognizes a loss of $10 million or more, with respect to Fund shares, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of securities are in many cases exempt from this reporting requirement, but shareholders of a RIC are not exempt under current guidance. Future guidance may extend the current exemption from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their own tax advisers to determine the applicability of these regulations in light of their individual circumstances.

TAX LEGISLATION

Prospective shareholders should recognize that the present U.S. federal income tax treatment of the Funds and their shareholders may be modified by legislative, judicial, or administrative actions at any time, which may be retroactive in effect. The rules addressing U.S. federal income taxation are constantly under review by Congress, the IRS, and the U.S. Treasury, and statutory changes, as well as promulgation of new regulations, revisions to existing statutes, and revised interpretations of established concepts, occur frequently. You should consult your advisers concerning the status of legislative proposals that may pertain to holding Fund shares.

The foregoing summary does not describe fully the income and other tax consequences of an investment in a Fund. Fund investors are strongly urged to consult with their tax advisers, with specific reference to their own respective situations, regarding the potential tax consequences of an investment in a Fund.

DESCRIPTION OF SECURITIES RATINGS

The NRSROs that may be utilized by the portfolio managers with regard to portfolio investments for the Funds include Moody’s, S&P, Duff & Phelps, Inc. (“Duff”), Fitch Investors Service, Inc. (“Fitch”), IBCA Limited and its affiliate, IBCA Inc. (collectively, “IBCA”), and Thompson BankWatch, Inc. (“TBW”). Set forth below is a description of the relevant ratings of each such NRSRO. The NRSROs that may be utilized by the portfolio managers and the description of each NRSRO’s ratings is as of the date of this SAI, and may subsequently change.

DEFINITIONS OF CERTAIN MONEY MARKET INSTRUMENTS

Commercial Paper. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

Certificates of Deposit. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

Bankers’ Acceptances. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.

U.S. Treasury Obligations. U.S. Treasury obligations are obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. government. These obligations may include Treasury bills, notes, and bonds, and issues of agencies and instrumentalities of the U.S. government, as long as obligations are guaranteed as to payment of principal and interest by the full faith and credit of the U.S. government.

U.S. Government Agency and Instrumentality Obligations. Obligations issued by agencies and instrumentalities of the U.S. government include such agencies and instrumentalities as the Government National Mortgage Association, the Export-Import Bank of the United States, the Tennessee Valley Authority, the Farmers Home Administration, the Federal Home Loan Banks, the Federal Intermediate Credit Banks, the Federal Farm Credit Banks, the Federal Land Banks, the Federal Housing Administration, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association. Some of these obligations, such as those of the Government National Mortgage Association are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to

U.S. government‑sponsored instrumentalities if it is not obligated to do so by law. A Fund invests in the obligations of such instrumentalities only when its portfolio managers believe that the credit risk with respect to the instrumentality is minimal.

COMMERCIAL PAPER RATINGS

S&P’s Commercial Paper Ratings. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

A-1. The highest category indicates that the degree of safety regarding timely payment is strong. Those issuers determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2. Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issuers designated “A-1.”

A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying a higher designation.

SHORT-TERM DEBT RATINGS

Moody’s Short-Term Debt Ratings. Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations that have an original maturity not exceeding one year. Obligations relying on support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1. Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability is often evidenced by many of the following characteristics:

•	Leading market positions in well-established industries;
•	High rates of return on funds employed;
•	Conservative capitalization structure with moderate reliance on debt and ample asset protection;
•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation; and
•	Well-established access to a range of financial markets and assured sources of alternate liquidity.
Prime-2. Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This normally is evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Duff’s Short-Term Debt Ratings. Duff’s description of its five highest short-term debt ratings (Duff incorporates gradations of “1+” (one plus) and “1-” (one minus) to assist investors in recognizing quality differences within the highest rating category):

Duff 1+. Highest certainty of timely payment. Short-term liquidity, including internal operating factors and access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

Duff 1. Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

Duff 1-. High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

Duff 2. Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

Duff 3. Satisfactory liquidity and other protection factors qualify issue as to investment grade. .Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

Fitch’s Short-Term Debt Ratings. Fitch’s description of its four highest short-term debt ratings:

F-1+. Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1. Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2. Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ or F-1 ratings.

F-3. Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

IBCA’s Short-Term Debt Ratings. IBCA’s description of its three highest short-term debt ratings:

A+. Obligations supported by the highest capacity for timely repayment.

A1. Obligations supported by a very strong capacity for timely repayment.

A2. Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic, or financial conditions.

Thompson Bankwatch Ratings. Thompson BankWatch, Inc. ratings are based on a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries.

TBW Ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, TBW does not suggest specific investment criteria for individual clients. The TBW Short-Term Ratings apply to commercial paper, other senior short-term obligations, and deposit obligations of the entities to which the rating has been assigned. The TBW Short-Term Ratings apply only to unsecured instruments that have a maturity of one year or less. The TBW Short-Term Ratings specifically assess the likelihood of an untimely payment of principal or interest.

TBW-1. The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

TBW-2. The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated “TBW-1.”

TBW-3. The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

TBW-4. The lowest rating category; this rating is regarded as non-investment grade and, therefore, speculative.

LONG-TERM DEBT RATINGS

Moody’s Long-Term Debt Ratings. Description of the five highest long-term debt ratings by Moody’s (Moody’s applies numerical modifiers (e.g., 1, 2, and 3) in each rating category to indicate the security’s ranking within the category):

Aaa. Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high‑grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than in Aaa securities.

A. Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa. Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds that are rated Ba are judged to have speculative elements, i.e., their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

S&P’s Long-Term Debt Ratings. Description of the five highest long-term debt ratings by S&P (S&P may apply a plus (+) or minus (-) to a particular rating classification to show relative standing within that classification):

AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher‑rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher‑rated categories.

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher‑rated categories.

BB. Debt rated BB is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

Duff’s Long-Term Debt Ratings. Description of the three highest long-term debt ratings by Duff:

AAA. Highest credit quality. The risk factors are negligible being only slightly more than for risk-free U.S. Treasury debt.

AA+, AA, AA-. High credit quality protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A, A-. Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

Fitch’s Long-Term Debt Ratings. Description of the three highest long-term debt ratings by Fitch (plus or minus signs are used with a rating symbol to indicate the relative position of the credit within the rating category):

AAA. Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA. Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated “AAA.” Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated “[-]+.”

A. Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

IBCA’s Long-Term Debt Ratings. IBCA’s description of its three highest long-term debt ratings:

AAA. Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

AA. Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic, or financial conditions may increase investment risk albeit not very significantly.

A. Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

ANTI-MONEY LAUNDERING PROGRAM

The Funds have established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“PATRIOT Act”). To ensure compliance with this law, the Program provides for the development of internal practices, procedures, and controls, designation of anti‑money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Distributor and Fund Services have established proper anti-money laundering procedures, reporting suspicious or fraudulent activity, and performing a complete and thorough review of all new opening account applications. No Fund may transact business with any person or legal entity whose identity and whose beneficial owners, if applicable, cannot be adequately verified under the provision of the PATRIOT Act.

As a result of the Program, the Funds may be required to freeze the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Funds may be required to transfer the account or proceeds of the account to a governmental agency.

OTHER INFORMATION

DISTRIBUTION PLANS

The Board of Trustees has adopted a separate Distribution (Rule 12b‑1) Plan (a “Plan”) on behalf of Investor Class shares of each Fund pursuant to Rule 12b-1 under the 1940 Act. The Plans were adopted in anticipation that the Funds would benefit from the Plans through increased sales of shares, thereby spreading each Fund’s fixed expenses over a greater base and providing the Fund with an asset size that allows greater flexibility in the management of its portfolio. The Plans allow the Funds to reimburse eligible expenses actually incurred by the Funds.

The Plans authorize payments by the Funds in connection with the distribution of their shares at an annual rate set by the Board of Trustees of up to 0.25% of the average daily net assets of the Funds. Despite the currently set rate of 0.15% for all Funds, the Board of Trustees is authorized to set the annual rate of all Funds at up 0.25% pursuant to previous shareholder approval. Amounts paid under a Plan by a Fund may be spent by the Fund on any activities or expenses primarily intended to result in the sale of shares of the Fund, including but not limited to, advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders, and the printing and mailing of sales literature. Amounts may also be spent on the cost of implementing and operating the Plan and the payment of capital or other expenses of associated equipment, rent, salaries, bonuses, interest, and other overhead costs. A Fund may reimburse the Distributor for expenses it pays on behalf of such Fund that are eligible to be paid under the applicable Plan. To the extent any activity is one that a Fund may finance without a plan pursuant to Rule 12b‑1, the Fund may also make payments to finance such activity outside of its Plan and not subject to its limitations.

The Plan for a particular Fund may be terminated by such Fund at any time by a vote of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in such Plan or any agreement related thereto (the “Rule 12b-1 Trustees”) or by a vote of a majority of the outstanding shares of such Fund. Any change in the Plan for a particular Fund that would materially increase the distribution expenses of such Fund provided for in such Plan requires approval of the Board of Trustees, including the Rule 12b-1 Trustees, and a majority of the applicable Fund’s shareholders.

While the Plans are in effect, the selection and nomination of Rule 12b-1 Trustees is at the discretion of the Trustees who are not interested persons of the Trust. The Board of Trustees must review the amount and purposes of expenditures pursuant to the Plans quarterly as reported to it by the Distributor or officers of the Trust. The Plans continue in effect for as long their continuance is specifically approved at least annually by the Board of Trustees, including the Rule 12b-1 Trustees.

During fiscal year 2020, the following amounts were paid by the Funds under a Plan with respect to Investor Class shares:

Cornerstone Growth Fund	$165,112
Focus Fund	$1,350,016
Cornerstone Mid Cap 30 Fund	$258,813
Cornerstone Large Growth Fund	$161,277
Cornerstone Value Fund	$327,503
Total Return Fund	$90,110
Equity and Income Fund	$94,391

Balanced Fund	$18,316
BP Energy Transition Fund	$6,382
BP Midstream Fund	$10,330
Gas Utility Fund	$902,360
Japan Fund	$124,372
Japan Small Cap Fund	$79,752
Large Cap Financial Fund	$34,914
Small Cap Financial Fund	$94,501
Technology Fund	$6,116

During fiscal year 2020, the Funds incurred the following expenses with respect to Investor Class shares. Other distribution expenses identified in the column below include administrative, legal, financial management, and sales support expenses of such Funds:

	Sales Material and Advertising	Printing and Mailing Fund Prospectuses to other than Current Shareholders	Compensation to Sales Personnel and Broker-Dealers	Other Distribution _Expenses__	Approximate Total Amount Spent with Respect to Each Fund
Cornerstone Growth Fund	$29,098	$—	$—	$136,014	$165,112
Focus Fund	$44,932	$—	$—	$1,305,084	$1,350,016
Cornerstone Mid Cap 30 Fund	$14,429	$—	$—	$244,384	$258,813
Cornerstone Large Growth Fund	$33,804	$—	$—	$127,473	$161,277
Cornerstone Value Fund	$204,163	$—	$—	$123,340	$327,503
Total Return Fund	$33,692	$—	$—	$56,418	$90,110
Equity and Income Fund	$1,843	$—	$—	$92,548	$94,391
Balanced Fund	$3,053	$—	$—	$15,263	$18,316
BP Energy Transition Fund	$—	$—	$—	$6,382	$6,382
BP Midstream Fund	$246	$—	$—	$10,084	$10,330
Gas Utility Fund	$94,029	$—	$—	$808,331	$902,360
Japan Fund	$2,896	$—	$—	$121,476	$124,372
Japan Small Cap Fund	$1,688	$—	$—	$78,064	$79,752
Large Cap Financial Fund	$2,309	$—	$—	$32,605	$34,914
Small Cap Financial Fund	$6,668	$—	$—	$87,833	$94,501
Technology Fund	$610	$—	$—	$5,506	$6,116

SHAREHOLDER SERVICES AGREEMENTS

The Funds have entered into a Servicing Agreement with the Investment Manager (the “Servicing Agreement”) with respect to their Investor Class shares. Pursuant to the Servicing Agreement, the Investment Manager provides administrative support services to the Funds consisting of:

•	maintaining a toll‑free number that current shareholders may call to ask questions about their accounts or the Funds;
•	assisting shareholders with processing exchange and redemption requests;
•	assisting shareholders with changing dividend options, account designations, and addresses;
•	responding generally to shareholder questions; and
•	providing such other similar services as may be requested.
For such services, each Fund pays an annual service fee to the Investment Manager equal to 0.10% of the average daily net assets of its Investor Class shares. Institutional Class shares of the Funds are not subject to this annual service fee.

During fiscal years 2020, 2019, and 2018, the Funds paid the following fees to the Investment Manager pursuant to the Servicing Agreement:

	Fiscal Year Ended October 31, 2020	Fiscal Year Ended October 31, 2019	Fiscal Year Ended October 31, 2018
Cornerstone Growth Fund	$110,075	$135,296	$183,454
Focus Fund	$900,011	$1,210,942	$1,598,536
Cornerstone Mid Cap 30 Fund	$172,542	$252,770	$441,252
Cornerstone Large Growth Fund	$107,518	$117,512	$131,947
Cornerstone Value Fund	$218,335	$254,053	$282,581
Total Return Fund	$60,073	$76,306	$73,139
Equity and Income Fund	$62,927	$104,375	$139,516
Balanced Fund	$12,211	$12,572	$11,956
BP Energy Transition Fund(1)	$4,255	$11,784	$249
BP Midstream Fund(1)	$6,887	$16,200	$273
Gas Utility Fund	$601,574	$802,402	$1,007,227
Japan Fund	$82,914	$92,510	$109,547
Japan Small Cap Fund	$53,168	$78,329	$111,765
Large Cap Financial Fund	$23,276	$26,462	$39,499
Small Cap Financial Fund	$63,000	$105,855	$157,969
Technology Fund	$4,077	$3,538	$3,378
______________________________

(1)	Amounts for the fiscal year ended October 31, 2018, represent expenses from October 27, 2018, through October 31, 2018.

The Servicing Agreement may be terminated with respect to a Fund by either party on 60 days’ prior written notice to the other party and terminates if its continuance is not approved with respect to such Fund at least annually by a majority of those Trustees who are not interested persons (as defined in the 1940 Act) of any such party.

The Predecessor BP Funds had a Shareholder Service Plan (the “Prior Service Plan”) with respect to the Class A shares and Class I shares of the Predecessor BP Funds, which allowed the prior advisor, BP Capital, to provide, or arrange for others to provide, personal shareholder services relating to the servicing and maintenance of shareholder accounts not otherwise provided to the Predecessor BP Funds. The Predecessor BP Funds to each of the below Funds paid the following amounts in shareholder service fees under the Prior Service Plan during the portion of their fiscal year 2018 from December 1, 2017, through October 26, 2018:

BP Energy Transition Fund	$22,559
BP Midstream Fund	$15,208

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Funds may pay fees to financial intermediaries, such as brokers or third-party administrators, for non-distribution‑related sub-transfer agency, administrative, sub‑accounting, and other shareholder services. Fees paid pursuant to such agreements are generally based on either (i) a percentage of the average daily net assets of Fund shareholders serviced by a financial intermediary or (ii) the number of accounts held by Fund shareholders that are serviced by a financial intermediary. Any fees paid pursuant to such agreements may be in addition to, rather than in lieu of, fees the Funds may pay to financial intermediaries pursuant to the Plans for distribution and other services.

The Investment Manager also may pay certain financial intermediaries for certain activities related to the Funds. These payments are separate from any fees the Funds pay to those financial intermediaries. Any payments made by the Investment Manager are made from its own assets and not from the assets of the Funds. These payments do not increase the price paid by investors for the purchase of shares of, or the cost of owning, a Fund. The Investment Manager may pay for financial intermediaries to participate in marketing activities and presentations, educational training programs, activities designed to make registered representatives, other professionals, and individual investors more knowledgeable about the Funds, or activities relating to the support of technology platforms and reporting systems. The Investment Manager may also make payments to financial intermediaries for certain printing, publishing, and mailing costs associated with the Funds. Additionally, the Investment Manager may make payments to financial intermediaries that make shares of the Funds available to their clients or for otherwise promoting the Funds. Payments of this type are sometimes referred to as revenue-sharing payments.

Payments to financial intermediary may be significant to that financial intermediary, and amounts that financial intermediaries pay to an investor’s salesperson or other investment professional may also be significant for the investor’s salesperson or other investment professional. Because a financial intermediary may make decisions about which investment options it recommends or makes available to its clients and what services to provide for various products based on payments it receives or is eligible to receive, these payments create conflicts of interest between the financial intermediary and its clients, and these financial incentives may cause the financial intermediary to recommend the Funds over other investments. The same conflict of interest exists with respect to an investor’s salesperson or other investment professional if such individual receives similar payments from a financial intermediary.

The incremental assets purchased by shareholders through financial intermediaries to which the Investment Manager makes payments are not as profitable to the Investment Manager as those purchased in direct shareholder accounts. A significant majority of shareholders invest in the Funds through such financial intermediaries.

DESCRIPTION OF SHARES

Each Fund’s authorized capital consists of an unlimited number of shares of beneficial interest, having no par value (“Shares”). Shareholders are entitled to (i) one vote per full Share, (ii) such distributions as may be declared by the Board of Trustees out of funds legally available, and (iii) upon liquidation, to participate ratably in the assets available for distribution. There are no conversion or sinking fund provisions applicable to Shares, and the holders have no preemptive rights and may not cumulate their votes in the election of Trustees. Consequently, the holders of more than 50% of Shares voting for the election of Trustees can elect all the Trustees, and in such event, the holders of the remaining Shares voting for the election of Trustees would be unable to elect any persons as Trustees. As indicated above, the Funds do not anticipate holding an annual meeting in any year in which the election of Trustees is not required to be acted on by shareholders under the 1940 Act.

Shares are redeemable and are transferable. All Shares issued and sold by the Funds are fully paid and nonassessable. Fractional Shares entitle the holder to the same rights as whole Shares.

Pursuant to the Trust Instrument, the Trustees may establish and designate one or more separate and distinct series of Shares, each of which would be authorized to issue an unlimited number of Shares. Additionally, without obtaining any prior authorization or vote of shareholders, the Trustees may redesignate or reclassify any issued Shares of any series. In the event that more than one series is established, each Share outstanding, regardless of series, would still entitle its holder to one vote. As a general matter, Shares would be voted in the aggregate and not by series, except where class voting would be required by the 1940 Act (e.g., change in investment policy or approval of an investment advisory agreement). All consideration received from the sale of Shares of any series, together with all income, earnings, profits and proceeds thereof, would belong to that series and would be charged with the liabilities in respect of that series and of that series’ share of the general liabilities of the applicable Fund, as the case may be, in the proportion that the total net assets of the series bear to the total net assets of all series. The net asset value of a Share of any series would be based on the assets belonging to that series less the liabilities charged to that series, and dividends could be paid on Shares of any series only out of lawfully available assets belonging to that series. In the event of liquidation or dissolution of a Fund, the shareholders would be entitled to the assets belonging to that Fund.

Other than the Total Return Fund and the Balanced Fund, each Fund offers both Investor Class Shares and Institutional Class Shares (each, a “Class”). Investor Class Shares and Institutional Class Shares represent an interest in the same assets of the Fund, have the same rights and are identical in all material respects except that (i) Investor Class Shares may bear distribution fees and Institutional Class Shares are not subject to such fees, (ii) Investor Class Shares bear shareholder servicing fees payable to the Investment Manager and Institutional Class Shares are not subject to such fees, (iii) Institutional Class Shares are available only to shareholders who invest directly in a Fund, or who invest through a broker-dealer, financial institution, or servicing agent that has entered into appropriate arrangements with a Fund and provides services to the Fund, (iv) Institutional Class Shares have a higher minimum initial investment, and (v) the Board of Trustees may elect to have certain expenses specific to Investor Class Shares or Institutional Class Shares be borne solely by the Class to which such expenses are attributable, but any expenses not specifically allocated to Investor Class Shares or Institutional Class Shares are allocated to each such Class on the basis of the net asset value of that Class in relation to the net asset value of the Fund. The Board of Trustees may classify and reclassify the Shares of the Funds into additional classes of Shares at a future date.

The Trust Instrument contains an express disclaimer of shareholder liability for the Trust’s acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Funds or their Trustees. The Trust Instrument provides for indemnification and reimbursement of expenses out of the Funds’ property, as applicable, for any shareholder held personally liable for its obligations. The Trust Instrument also provides that the Funds would, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Funds and satisfy any judgment thereon.

The Trust Instrument further provides that the Trustees are not liable for errors of judgment or mistakes of fact or law, but nothing in the Trust Instrument protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such Trustee’s office.

SHAREHOLDER MEETINGS

The Trust does not expect to hold an annual meeting of shareholders in any year in which the election of Trustees is not required to be acted on by shareholders under the 1940 Act. At its discretion, the Board of Trustees may call a special meeting of shareholders to allow shareholders to vote on any matter that the Board of Trustees deems necessary or advisable.

The Trust’s Trust Instrument and Bylaws contain procedures for the removal of Trustees by the Trust’s shareholders. At any duly called meeting of shareholders and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of at least two‑thirds of the outstanding shares, remove any Trustee.

Upon the written request of the holders of shares entitled to not less than 10% of all the votes entitled to be cast at such meeting, the Secretary of the Trust must promptly call a special meeting of shareholders to vote on the question of removal of any Trustee. Whenever 10 or more shareholders of record who have been such for at least six months preceding the date of application and who hold in the aggregate either shares having a NAV of at least $25,000 or at least 1% of the total outstanding shares, whichever is less, apply to the Trust’s Secretary in writing stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary must, within five business days after such application, either (i) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust or (ii) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request.

If the Secretary elects to follow the course specified in clause (ii) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, must, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books unless, within five business days after such tender, the Secretary mails to such applicants and files with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that, in their opinion, either such material contains untrue statements of fact, omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

After opportunity for hearing on the objections specified in the written statement so filed, the SEC may, and if demanded by the Trustees or by such applicants must, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC enters an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the SEC finds, after notice and opportunity for hearing, that all objections so sustained have been met and enters an order so declaring, the Secretary must mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

Rule 18f-2 under the 1940 Act provides that any matter required under the provisions of the 1940 Act, applicable state law, or otherwise to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust has not been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each fund affected by such matter. Rule 18f-2 further provides that a fund is deemed affected by a matter unless it is clear that the interests of each fund in the matter are identical or that the matter does not affect any interest of such fund. The rule exempts the selection of independent auditors and the election of Trustees from the separate voting requirements.

REGISTRATION STATEMENT

The Fund Prospectus and this SAI do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Fund Prospectus. The general public can review the Registration Statement, including the exhibits filed therewith, on the EDGAR Database on the SEC’s Internet website at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov.

Statements contained in the Fund Prospectus and this SAI as to the contents of any contract or other document are not complete and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this SAI and the Fund Prospectus form a part, and each such statement is qualified in all respects by such reference.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The law firm of Foley & Lardner LLP, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202‑5306, serves as counsel to the Funds. Tait, Weller & Baker LLP, Two Liberty Place, 50 South 16th Street, Suite 2900, Philadelphia, Pennsylvania 19102-2529, serves as the independent registered public accounting firm to the Funds.

FINANCIAL STATEMENTS

The following, included in the annual reports dated October 31, 2020, as filed with the SEC on January 8, 2021, under Investment Company Act File No. 811‑07168 of the Trust, are incorporated by reference into this Statement of Additional Information:

•	Statements of Assets and Liabilities
•	Statements of Operations
•	Statement of Cash Flows (Total Return Fund only)
•	Statements of Changes in Net Assets
•	Financial Highlights

•	Schedules of Investments
•	Notes to the Financial Statements
•	Report of Independent Registered Public Accounting Firm (annual reports only)